UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Check the appropriate box:
☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
GARRETT MOTION INC.
(Name of Registrant as Specified In Its Charter)
NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Garrett
ADVANCING MOTION

Garrett
ADVANCING MOTION

Garrett

2024 PROXY STATEMENT

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Dear Garrett Stockholder,
As we prepare for our 2024 Annual Meeting of Stockholders on May 29, I want to highlight Garrett Motion's strong performance and strategic progress in 2023. In an uncertain macro environment, we achieved strong financial results, maintained our leadership in turbo and hybrid technologies and accelerated innovations in differentiated zero emission solutions, while at the same time returning capital to shareholders.
Capital Allocation to Enhance Shareholder Value
In 2023, we took the final step in normalizing our capital structure, triggering the conversion of all shares of Series A preferred stock to common stock. The conversion eliminated the 11% Series A preferred dividend, providing substantial net cash flow benefits, and transitioned us to having a single class of stock with enhanced liquidity and a multi-billion dollar equity market capitalization. Our strong free cash flow also enabled us to repurchase $213 million of common stock post conversion of the Series A preferred shares though our share buy-back program. This was achieved while supporting the business in the continued expansion of turbo and hybrid technologies, and investing more than 50% of our research and development budget in differentiated zero emission solutions.
Investing in the Future Amidst Growth
Garrett generated $3.9 billion in net sales in 2023, an 8% increase from the previous year. This growth, propelled by global light vehicle demand and successful inflation recovery efforts, was slightly offset by foreign exchange headwinds. Our disciplined and variable cost structure led to net income of $261 million, operating cash flow of $465 million, Adjusted EBITDA of $635 million, and Adjusted Free Cash Flow of $422 million. Our innovation trajectory included the expansion of our turbo offerings in hybrid and alternative fuel applications, alongside several series production awards for fuel cell applications and multiple pre-development contracts for our differentiated zero emission technologies.
Corporate Citizenship and ESG Commitments
Our mission to deliver solutions for emission reduction and energy efficiency is aligned with our 2030 scope 1+2 carbon reduction target, and reflects Garrett's ongoing commitment to corporate citizenship and environmental stewardship. We continue to invest in creating sustainable mobility solutions through environmentally responsible practices. Our initiatives in turbocharging, electrification, and software solutions aim to address the automotive and other industry sectors most pressing sustainability challenges, furthering our mission to be a responsible and respected corporate citizen.
Looking forward to 2024, Garrett is poised to maintain strong financial performance in a challenging industry landscape. We remain committed to sustaining our turbo and hybrid leadership, expanding our presence in zero emission innovations, strengthening our balance sheet, and returning capital to shareholders.
I look forward to your virtual attendance to our Annual Meeting and thank you for your continuing support of Garrett Motion.
Sincerely,
Daniel Ninivaggi Non-Executive Chairman of the Board
(1) See non-GAAP Annex

Garrett Motion Inc.

Dear Garrett Stockholder,
It is my pleasure to extend an invitation to you for Garrett Motion’s Annual Meeting of Stockholders, scheduled for Wednesday, May 29, at 8:30 a.m. Eastern Time (2:30 p.m. Central Europe Time). This year, we will again host a fully virtual meeting via live webcast, allowing you to participate in the annual meeting online, submit your questions during the meeting, and ask questions from wherever you are. Access to the meeting will be available at www.virtualshareholdermeeting.com/GTX2024. For details on attending and participating, please refer to the “General Information About Voting and the Annual Meeting” section in the enclosed proxy statement.
In line with the U.S. Securities and Exchange Commission’s Notice and Access rules, we offer our Annual Report and proxy materials to our stockholders electronically. This method of delivery not only ensures you receive our materials promptly but also aligns with our commitment to cost efficiency and environmental sustainability by reducing the need for paper.
Ensuring your shares are represented and voted at the Annual Meeting is critical, even if you do not plan on attending electronically. The proxy statement accompanying this letter provides detailed information on the agenda items for your vote, along with comprehensive instructions on how to vote via telephone, the Internet, or by submitting your proxy. Should you have already received our Notice of Internet Availability of Proxy Materials, you will find therein the necessary instructions for voting. We encourage you to review all materials thoroughly.
Your investment in Garrett Motion is greatly valued, and we thank you for your ongoing support.
Warm regards,
Olivier Rabiller President & Chief Executive Officer

GARRETT MOTION INC.
La Pièce 16
Rolle, Switzerland 1180
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 29, 2024
2024 Annual Meeting Information

Time 8:30 a.m. Eastern Time (2:30 p.m. Central Europe Time)	Date Wednesday, May 29, 2024	Place Online only via live webcast at www.virtualshareholdermeeting.com/GTX2024

To our stockholders:
NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of stockholders of Garrett Motion Inc., or the Annual Meeting, will be held on Wednesday, May 29, 2024 at 8:30 a.m. Eastern Time (2:30 p.m. Central Europe Time). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GTX2024 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, proxy card, or on the instructions that accompanied your proxy materials. At the Annual Meeting, stockholders will consider and vote on the following matters:
MATTER
1
The election of the nine nominees named in this proxy statement to our board of directors (the “Board of Directors” or “Board”) to serve as directors, each for a one-year term ending at the 2025 annual meeting of stockholders

2	The ratification of the appointment of Deloitte SA as our independent registered public accounting firm for the fiscal year ending December 31, 2024
3	The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as disclosed in this proxy statement
4
The approval of an amendment to our Certificate of Incorporation to lower the stockholder vote required to remove directors and amend the by-laws of the Company, and to make other non-substantive amendments including to remove obsolete provisions and make conforming changes

5	The approval of an amendment to our Certificate of Incorporation to provide for officer exculpation to the extent permitted under Delaware law
6	The approval of an amendment to our Certificate of Incorporation to permit stockholders to call special meetings
The stockholders will also act on any other business that may properly come before the Annual Meeting or any postponement, continuation or adjournment thereof.

Garrett Motion Inc.

Stockholders of record at the close of business on Tuesday, April 2, 2024, are entitled to notice of, and to vote at, the Annual Meeting or any postponement, continuation or adjournment thereof. Your vote is important regardless of the number of shares you own.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of stockholders to be held on May 29, 2024. The notice of meeting, proxy statement, and 2023 Annual Report on Form 10-K are available free of charge at proxyvote.com and at investors.garrettmotion.com.

To ensure that a quorum is present at the Annual Meeting, please vote your shares over the Internet or by telephone, or, if you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed envelope, whether or not you expect to attend the Annual Meeting. We encourage stockholders to submit their proxy via telephone or online. If you decide to attend the Annual Meeting, you will be able to vote electronically, even if you have previously submitted your proxy.
By Order of the Board of Directors,

Jérôme Maironi
Corporate Secretary
April [  ], 2024

Garrett Motion Inc.

Prohibition on Hedging and Pledging	36
Clawback Policy	37
Stock Ownership Guidelines and Broad-Based Stock Ownership	37
Talent Management and Compensation Committee Report	38
Summary Compensation Table	39
Grants of Plan-Based Awards – Fiscal Year 2023	41
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table	41
Outstanding Equity Awards at 2023 Fiscal Year-End	44
Stock Vested—Fiscal Year 2023	45
Pension Benefits – Fiscal Year 2023	46
Nonqualified Deferred Compensation – Fiscal Year 2023	47
Summary of Potnetial Payments and Benefits – Termination Events	48
CEO Pay Ratio Disclosure	50
Pay Versus Performance Disclosure	51
Equity Compensation Plan Information	56
DIRECTOR COMPENSATION	57
2023 Director Compensation Table	58
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	59
DELINQUENT SECTION 16(A) REPORTING	61
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	62
Policies and Procedures for Related Person Transactions	62
Certain Related Person Transactions	62

PROPOSAL TWO – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67
Board Recommendation	67
Principal Accountant Fees and Services	67
Pre-Approval Policies and Procedures	67
Report of the Audit Committee	68

PROPOSAL THREE – APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	69
Board Recommendation	69
Background	69
Frequency of Say-on-Pay Vote and 2024 Say-on-Pay Vote	69

PROPOSAL FOUR – APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO LOWER THE STOCKHOLDER VOTE REQUIRED TO REMOVE DIRECTORS AND AMEND THE BY-LAWS OF THE COMPANY, AND TO MAKE OTHER NON-SUBSTANTIVE AMENDMENTS INCLUDING TO REMOVE OBSOLETE PROVISIONS AND MAKE CONFORMING CHANGES	70
Board Recommendation	70
The Amendment Proposals	70
Background and Proposal	70

PROXY STATEMENT SUMMARY
This section summarizes and highlights certain information contained in this proxy statement, but does not contain all the information that you should consider when casting your vote. Please review the entire proxy statement as well as our annual report to stockholders for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) carefully before voting.
This proxy statement includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.
Proposal 1	Board Recommendation and Page No.
Election of nine directors for a one-year term ending at the 2025 Annual Meeting of stockholders	The Board recommends a vote “FOR” each of the Board’s nominees
See “Proposal One—Election of Directors” beginning on page 6 of this proxy statement
Directors and Director Nominees
				Committee Membership
Name	Primary Occupation	Age*	Independent	A	C	G	F
Director Nominees
Daniel Ninivaggi (Non-Executive Chairman)	Retired, Formerly Icahn Enterprises Executive	59	•			•	CHAIR
Paul Camuti	Executive Vice President, Chief Technology and Sustainability Officer, Trane Technologies	62	•
Joachim Drees	Managing Director, JD Invest & Advisory GmbH and Drees Beteiligungs GmbH	59	•
Kevin Mahony	Managing Director, Centerbridge	36	•		•		•
D’aun Norman	Retired, Formerly Partner, EY	57	•	•+		•
Olivier Rabiller	President and Chief Executive Officer, Garrett	53					•
Robert Shanks	Retired, Formerly Vice President and CFO, Ford Motor Company	71	•	CHAIR+	•
Julia Steyn	Chief Commercial Officer, VectoIQ	48	•	•	CHAIR
Steven Tesoriere	Managing Director, Oaktree	46	•			CHAIR	•
Director Not Standing for Re-Election
Tina Pierce	Vice President and Chief Financial Officer, Honeywell Industrial Automation	57	•
CHAIR = Committee Chair + = Audit Committee Financial Expert A = Audit Committee
C = Talent Management and Compensation Committee F = Finance Committee G = Nominating and Governance Committee
* Ages are as of April [ ], 2024

Garrett Motion Inc.	i

PROXY STATEMENT SUMMARY
Director Nominee Highlights
One of the primary functions of our Board is to oversee management’s performance on behalf of our stockholders, to ensure the long-term interests of our stockholders are being served. It is therefore essential that the Board be comprised of directors who are qualified to effectively support our growth and commercial strategy. We believe that our nominees for director bring a well-rounded variety of experience, industry backgrounds and diversity to the Board, and represent an effective mix of skills and perspectives to meet the challenges of our commercial and strategic goals.

Independence and Expertise of Our Director Nominees
8 of 9 Director nominees are independent
2 of 3 Audit Committee members are financial experts
Balanced Mix of Skills, Qualifications and Experience of Our Director Nominees

Board and Committee Meeting Attendance Rate
75%	All of our incumbent directors attended at least 75% of Board meetings and the meetings of the committees on which they served in 2023 that were held during the period of such director’s service.

ii

PROXY STATEMENT SUMMARY
Corporate Governance Highlights
Garrett is committed to good governance practices that protect and promote the long-term value of the Company for its stockholders. The Board regularly reviews our governance practices to ensure they reflect the evolving governance landscape and appropriately support and serve the best interests of the Company and its stockholders.
Independent Oversight
  8 of 9 director nominees are independent
  8 of 9 directors currently serving are independent
  Non-Executive Chairperson of the Board
  Regular executive sessions of non-employee directors at Board meetings (chaired by Non-Executive Chairperson) and committee meetings (chaired by independent committee chairs)
  Fully independent Audit, Talent Management and Compensation, and Nominating and Governance Committees
  Active Board and committee oversight of the Company’s strategy and risk management

Board Effectiveness
  Directors possess deep and diverse set of skills and expertise relevant to oversight of our business operations and strategy
  Annual assessment of director skills and commitment to director refreshment to ensure Board meets the Company’s evolving oversight needs
  The Board oversees risk management, reviewing and advising management on significant risks facing the Company, and fostering a culture of integrity and risk awareness
  33% of director nominees are diverse
  Highly engaged Board with all incumbent directors having attended at least 75% of the meetings of the Board and committees on which they served during 2023 that were held during the period of such director’s service
  Annual Board and committee self-evaluations
  Non-employee directors serve until the next annual meeting of stockholders following their 75th birthday, unless otherwise determined by the Board
  Board has adopted a policy on continuing director education

Stockholder Rights
  Proxy access
  Majority voting for directors in uncontested elections
  Resignation policy for directors who do not receive a majority of the votes cast
  One class of voting stock, with each share of common stock entitled to one vote
  No poison pill
  No supermajority voting provisions
  No fee-shifting provisions

Garrett Motion Inc.	iii

PROXY STATEMENT SUMMARY
Good Governance Practices
  All directors are elected annually for one-year terms
  Development and regular review of succession plans for Chief Executive Officer and members of senior management
  Clawback policy for executive officers
  Board committees have sole discretion to retain and terminate independent third-party advisors, and to set such advisors’ terms of engagement including compensation
  Code of Business Conduct applicable to all employees, officers and directors
  Ethics training annually for all employees
  Securities Trading Policy prohibits hedging and pledging by directors and executive officers, and prohibits short sales and buying or selling puts, calls, options or other derivative securities of the Company by directors, officers and employees
  Stock ownership guidelines for directors and named executive officers
  Responsible corporate citizenship and environmental initiatives
  In 2023, reviewed our by-laws and charter for consistency with market practice and good governance, and recommended certain changes including the charter amendments proposed in this proxy statement

Proposal 2	Board Recommendation and Page No.
Ratification of the appointment of Deloitte SA as our independent registered public accounting firm for the fiscal year ending December 31, 2024	The Board recommends a vote “FOR” this proposal
See “Proposal Two—Ratification of Appointment of Independent Registered Public Accounting Firm” beginning on page 67 of this proxy statement
Proposal 3	Board Recommendation and Page No.
Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers (“Say-on-Pay Vote”)	The Board recommends a vote “FOR” this proposal

See “Proposal Three—Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers (“Say-on-Pay Vote”)” beginning on page 69 of this proxy statement and “Compensation Discussion and Analysis” beginning on page 27 of this proxy statement

iv

PROXY STATEMENT SUMMARY
Executive Compensation Highlights
Our overall compensation program is structured to attract, motivate and retain highly qualified executive officers by paying them competitively, consistent with our success and their contribution to that success. Our ability to excel depends on the skill, creativity, integrity and teamwork of our employees. We believe compensation should be structured to reward short-term and long-term business results and exceptional performance, and most importantly, maximize stockholder value. Going forward, we remain committed to maintaining disciplined compensation governance processes by periodically reassessing our incentive structures and making necessary changes in light of evolving market practices and changes in our own business goals and strategy. The broader objectives of our 2023 compensation program included:
•	Pay-for-performance by tying variable compensation to achievement of Company and individual goals;
•
Selecting performance metrics that reflect the commitments the Company made to its financial stakeholders, which include driving profitable top-line growth as well as developing and implementing a balanced capital allocation framework;

•	Aligning executives’ interests with those of stockholders by having a significant portion of our executive officers’ total compensation delivered in the form of stock-based incentives; and
•	Adhering to good governance principles in setting compensation programs and policies.
2024 Executive Compensation Program
In designing our executive compensation program for 2024, the Talent Management and Compensation Committee built on the guiding principles of our 2023 compensation program, including a pay-for-performance philosophy, strong governance practices and aligning interests with those of our stockholders. In particular, the Talent Management and Compensation Committee focused on designing an incentive-based compensation program that aims to align our executive officers’ compensation opportunities with achievement of the Company’s short- and long-term business goals.
The following are certain key highlights of our 2024 executive compensation program:
Commitment to Pay-for-Performance Incentive Program
  75% of our annual Short-Term Incentive Compensation Plan (“ICP”) for 2024 is based on pre-established objective Company performance criteria, the remaining 25% is determined by the Talent Management and Compensation Committee based on achievement of individual performance goals. Individual payout amounts for our NEOs (excluding our CEO) are recommended by our Chief Executive Officer based on achievement of individual performance goals and approved by the Talent Management and Compensation Committee and by the Board. Individual payout levels for our CEO are allocated and approved by the Talent Management and Compensation Committee and by the Board.
  Company performance criteria for the 2024 ICP include Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow Conversion goals, reflecting our strategy of driving profitable top-line growth and using our strong cash flow to invest in new product innovation, deleverage and return capital to shareholders.
  Performance goals were set at challenging levels that will require the Company to achieve significant operational and financial targets as well as develop organic growth priorities.

Strong Compensation Governance
  Stock ownership guidelines for executives and directors, including a requirement of 5x base salary for the Chief Executive Officer.
  Double-trigger change-in-control provisions and no excise tax gross-ups.
  Anti-hedging and anti-pledging policy that prohibits executives and directors from pledging or hedging our securities.
  We maintain a clawback policy that requires certain cash and equity incentive compensation to be repaid to the Company by its executive officers in the event the Company is required to prepare an accounting restatement that would have resulted in an overpayment.

Garrett Motion Inc.	v

PROXY STATEMENT SUMMARY
Proposal 4	Board Recommendation and Page No.

Approval of an amendment to our Certificate of Incorporation to lower the stockholder vote required to remove directors and amend the by-laws of the Company, and to make other non-substantive amendments including to remove obsolete provisions and make conforming changes
The Board recommends a vote “FOR” this proposal

See “Proposal 4—Approval of an amendment to our Certificate of Incorporation to lower the stockholder vote required to remove directors and amend the by-laws of the Company, and to make other non-substantive amendments including to remove obsolete provisions and make conforming changes” beginning on page 70 of this proxy statement

Proposal 5	Board Recommendation and Page No.
Approval of an amendment to our Certificate of Incorporation to provide for officer exculpation to the extent permitted under Delaware law	The Board recommends a vote “FOR” this proposal
See “Proposal 5—Approval of an amendment to our Certificate of Incorporation to provide for officer exculpation to the extent permitted under Delaware law” beginning on page 72 of this proxy statement
Proposal 6	Board Recommendation and Page No.
Approval of an amendment to our Certificate of Incorporation to permit stockholders to call special meetings	The Board recommends a vote “FOR” this proposal
See “Proposal 6—Approval of an amendment to our Certificate of Incorporation to permit stockholders to call special meetings” beginning on page 74 of this proxy statement

vi

GARRETT MOTION INC.
La Pièce 16
Rolle, Switzerland 1180
PROXY STATEMENT
For the 2024 Annual Meeting of Stockholders
To be held on Wednesday, May 29, 2024
GENERAL INFORMATION ABOUT VOTING AND THE ANNUAL MEETING
This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Garrett Motion Inc. (the “Company”, “Garrett”, “we” or “us”), for use at the 2024 Annual Meeting of stockholders (the “Annual Meeting”) to be held on Wednesday, May 29, 2024 at 8:30 a.m. Eastern Time (2:30 p.m. Central Europe Time), and at any postponement, continuation or adjournment thereof. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GTX2024 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, proxy card, or on the instructions that accompanied your proxy materials.
This proxy statement, proxy card and our 2023 Annual Report will be released on or about April [ ], 2024.
Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Stockholders To Be Held on May 29, 2024:

This proxy statement and our 2023 Annual Report are available for viewing, printing and downloading at
www.proxyvote.com.
Garrett’s Voting Securities
Holders of record of our common stock at the close of business on April 2, 2024 (the “Record Date”) will be entitled to notice of, and such stockholders and holders of a valid proxy will be entitled to vote at, the Annual Meeting or any postponement, continuation or adjournment of the Annual Meeting. Each holder of our common stock is entitled to one vote for each share of common stock held of record by such holder on all matters on which our stockholders generally are entitled to vote, including on the matters described in this proxy statement. On the Record Date, we had [    ] common shares entitled to vote. Following the completion of our Capital Structure Transformation Transactions (as described below), all shares of our previously outstanding Series A Cumulative Convertible Preferred Stock (the “Series A preferred stock”) have been converted into shares of common stock, and the Series A preferred stock has been retired. Accordingly, only shares of our common stock are entitled to vote at the Annual Meeting.
Notice of Internet Availability of Proxy Materials
As permitted by the U.S. Securities and Exchange Commission (the “SEC”) rules, Garrett is making this proxy statement and its 2023 Annual Report available to its stockholders electronically via the Internet. On or about April [ ], 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2023 Annual Report and vote online. You will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy

2024 Proxy Statement	1

GENERAL INFORMATION ABOUT VOTING AND THE ANNUAL MEETING
statement and 2023 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.
Printed Copies of Our Proxy Materials
If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in those materials.
Voting Your Shares
If you are the record holder of your shares, you may vote in one of four ways. You may vote by submitting your proxy over the Internet, by telephone, or by mail or you may vote electronically during the Annual Meeting.
By Internet	By Telephone	By Mail	During the Meeting
If you have Internet access, you may vote your shares from any location in the world at www.proxyvote.com by following the instructions on the Internet Notice or proxy card.	You may vote your shares by calling 1-800-690-6903 and following the instructions on the proxy card.	If you received a proxy card by mail, you may vote by completing, dating and signing the proxy card.	If you attend the online Annual Meeting, you may vote electronically on the Annual Meeting page.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time, on Tuesday, May 28, 2024. We encourage stockholders to submit their proxy via telephone or online.
If the shares you own are held in your bank or brokerage firm account in a fiduciary capacity (typically referred to as being held in “street name”), you can vote by following the directions provided to you by your bank or brokerage firm. If the shares you own are held in street name and you wish to vote electronically at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker.
Attending the Annual Meeting Online
We have decided to hold the Annual Meeting entirely online again this year. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You may attend the Annual Meeting only if you are a Garrett stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/GTX2024. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” as described below, you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote or ask questions. The meeting webcast will begin promptly at 8:30 a.m. Eastern Time (2:30 p.m. Central Europe Time). We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:15 a.m. Eastern Time (2:15 p.m. Central Europe Time) and you should allow ample time for check-in procedures.

2

GENERAL INFORMATION ABOUT VOTING AND THE ANNUAL MEETING
Technical Difficulties
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on the Annual Meeting login page.
Questions and Answers During the Annual Meeting
We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as stockholders would have at an in-person meeting. As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. If you wish to submit a question during the Annual Meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/GTX2024, clicking the Q&A button on your screen and typing your question into the provided text field.
We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or Company business or are inappropriate. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Annual Meeting will be answered in the live Question and Answer session during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our Investor Relations website, https://investors.garrettmotion.com, as soon as practicable after the Annual Meeting.
Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct, and other materials for the Annual Meeting will be available during the Annual Meeting at www.virtualshareholdermeeting.com/GTX2024.
Recommendations of the Board
At the Annual Meeting, our stockholders will be asked to vote on the proposals set forth below. The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or over the Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted in accordance with the Board’s recommendations as follows:
 “FOR” the election of Daniel Ninivaggi, Paul Camuti, Joachim Drees, Kevin Mahony, D’aun Norman, Olivier Rabiller, Robert Shanks, Julia Steyn and Steven Tesoriere as directors;
 “FOR” the ratification of the appointment of Deloitte SA as our independent registered public accounting firm for the fiscal year ended December 31, 2024;
 “FOR” the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as disclosed in this proxy statement;
 “FOR” the approval of an amendment to our Certificate of Incorporation to lower the stockholder vote required to remove directors and amend the by-laws of the Company, and to make other non-substantive amendments including to remove obsolete provisions and make conforming changes;
 “FOR” the approval of an amendment to our Certificate of Incorporation to provide for officer exculpation to the extent permitted under Delaware law;
 “FOR” the approval of an amendment to our Certificate of Incorporation to permit stockholders to call special meetings; and
 In the discretion of the persons appointed as proxies on any other items that may properly come before the Annual Meeting.

2024 Proxy Statement	3

GENERAL INFORMATION ABOUT VOTING AND THE ANNUAL MEETING
Broker Non-Votes
If the shares you own are held in street name through a bank or brokerage firm, the bank or brokerage firm is required to vote your shares in accordance with your instructions. You should direct your broker how to vote the shares held in your account. Under applicable stock exchange rules, if you do not instruct your broker on how to vote your shares, your broker will be able to vote your shares with respect to certain “routine” matters, but will not be allowed to vote your shares with respect to certain “non-routine” matters. The ratification of the appointment of Deloitte SA as our independent registered public accounting firm is a “routine” matter. Each other proposal to be voted on at the Annual Meeting is a “non-routine” matter. Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares.
Revoking Your Proxy or Changing Your Vote
Voting over the Internet or by telephone or execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote electronically. A proxy may be revoked before it is used to cast a vote at the Annual Meeting. If the shares you own are held in your name, you can revoke a proxy by doing one of the following:
•	filing with our Corporate Secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy;
•	duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary before the taking of the vote; or
•	attending the Annual Meeting and voting electronically. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting.
Any written notice of revocation or subsequent proxy should be sent to us at the following address: Garrett Motion Inc., Z.A. La Pièce 16, Rolle, Switzerland 1180, Attention: Corporate Secretary.
If the shares you own are held in street name, you will need to follow the directions provided to you by your bank or brokerage firm to change your vote.
Quorum and Votes Required
The presence electronically or representation by proxy of a majority in voting power of the shares of common stock of the Company entitled to vote at the Annual Meeting is necessary to establish a quorum. Abstentions and broker non-votes are included in the shares present or represented at the Annual Meeting for purposes of determining whether a quorum is present. If a quorum is not present, the chair of the Annual Meeting may adjourn the meeting until a quorum is obtained.

4

GENERAL INFORMATION ABOUT VOTING AND THE ANNUAL MEETING
The table below sets forth the vote required for the approval of each proposal before the Annual Meeting, and the effect of abstentions and broker non-votes.
Proposal	Votes Required	Effect of Abstentions and Broker Non-Votes
Proposal 1: Election of directors	Majority of votes cast (votes cast “FOR” each nominee must exceed votes cast “AGAINST”).	No effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	Approval of a majority in voting power of the shares of common stock present virtually or represented by proxy and entitled to vote.	Abstentions will be treated as votes against; no broker non-votes expected.
Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of the Compensation of our Named Executive Officers (“Say-on-Pay Vote”)	Approval of a majority in voting power of the shares of common stock present virtually or represented by proxy and entitled to vote.	Abstentions will be treated as votes against; broker non-votes will have no effect.

Proposal 4: Approval of an amendment to our Certificate of Incorporation to stockholder vote required to remove directors and amend the by-laws of the Company, and to make other non-substantive amendments including to remove obsolete provisions and make conforming changes
	Approval of a majority in voting power of the shares of common stock outstanding.	Abstentions and broker non-votes will be treated as votes against.
Proposal 5: Approval of an amendment to our Certificate of Incorporation to provide for officer exculpation to the extent permitted under Delaware law	Approval of a majority in voting power of the shares of common stock outstanding.	Abstentions and broker non-votes will be treated as votes against.
Proposal 6: Approval of an amendment to our Certificate of Incorporation to permit stockholders to call special meetings	Approval of a majority in voting power of the shares of common stock outstanding.	Abstentions and broker non-votes will be treated as votes against.
The votes will be counted, tabulated and certified by a representative or appointee of Broadridge Financial Solutions, the Company’s inspector of election for the Annual Meeting. We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the conclusion of the Annual Meeting.

2024 Proxy Statement	5

PROPOSAL ONE—ELECTION OF DIRECTORS
The Board has nominated Daniel Ninivaggi, Paul Camuti, Joachim Drees, Kevin Mahony, D’aun Norman, Olivier Rabiller, Robert Shanks, Julia Steyn and Steven Tesoriere for election as directors at the Annual Meeting.
Board Recommendation

Our Board unanimously recommends that you vote “FOR” the election of each of Daniel Ninivaggi, Paul Camuti, Joachim Drees, Kevin Mahony, D’aun Norman, Olivier Rabiller, Robert Shanks, Julia Steyn and Steven Tesoriere as directors.

Our Board is currently comprised of nine directors. As described in our Second Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) all director nominees will stand for election for one-year terms, to hold office until the next annual meeting of stockholders and until his or her respective successor shall have been duly elected and qualified or until his or her earlier resignation or removal.
If you return a duly executed proxy card without specifying how your shares are to be voted, the persons named in the proxy card will vote to elect all nine nominees as directors. Each nominee other than Mr. Drees currently serves on our Board, and each nominee has consented to be nominated and has indicated their willingness to serve if elected. However, if any director nominee should be unable to serve, or for good cause will not serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by our Board. Our Board has no reason to believe that any of the nominees will be unable to serve if elected.
Director Resignation Policy
In accordance with our Fourth Amended and Restated By-laws (our “By-laws”) and our Corporate Governance Guidelines, upon appointment, election or re-nomination to the Board, directors must agree to submit an irrevocable resignation effective upon the director’s failure to receive a majority of the votes cast in an uncontested election. If a director fails to receive a majority of votes cast, the Board will have 90 days from the date the election results are certified to make a decision whether to accept or reject the resignation. Once the Board makes its decision, the Company will promptly make a public announcement of the Board’s decision. If the Board rejects the resignation, the public announcement will include a statement regarding the reasons for its decision. The Chair of the Nominating and Governance Committee of the Board or, in the event the Chair of the Nominating and Governance Committee did not receive a majority of the votes cast, the independent directors who did receive a majority of the votes cast, has the authority to manage the Board’s review of the resignation. Any director whose resignation is being considered will not participate in any deliberations or vote on whether to accept or reject their own resignation.

6

PROPOSAL ONE – ELECTION OF DIRECTORS
Our Director Nominees
The chart below summarizes the notable skills, qualifications and experience of each of our director nominees and highlights the balanced mix of skills, qualifications and experience of the Board as a whole. These align with the needs of Garrett’s long-term commercial and strategic goals. This high-level summary is not intended to be an exhaustive list of each director nominee’s skills or expected contributions to the Board.
Skills/Qualifications/Experience	Daniel Ninivaggi	Paul Camuti	Joachim Drees	Kevin Mahony	D’aun Norman	Olivier Rabiller	Robert Shanks	Julia Steyn	Steven Tesoriere
Financial Experience(1)	•	•	•	•	•	•	•	•	•
Audit Committee Financial Expert(2)					•		•
Business Strategy(3)	•	•	•	•		•	•	•	•
Industry Background(4)	•	•	•		•	•	•	•
Board of Directors Experience(5)	•	•	•	•	•	•	•	•	•
Technology, Innovation and Security(6)		•	•		•	•		•
Global Business(7)	•	•	•	•	•	•	•	•
Public Company Governance and Risk Management(8)	•				•	•	•
Mergers & Acquisitions(9)	•	•	•	•	•		•	•	•
Current or Former Public Company Executive(10)	•	•	•			•	•	•
Diversity(11)					•		•	•
(1)	Understands financial, accounting and tax issues in different jurisdictions.
(2)	Qualifies as an “audit committee financial expert” as defined in the rules of the SEC.
(3)	Significant experience with development and implementation of business strategy in organizations of similar complexity to Garrett.
(4)	Significant experience as a senior executive in the automotive industry or with supply chain management across global markets.
(5)	Served as a director of a public company or private company of similar complexity to Garrett.
(6)	Significant experience overseeing complex technological systems, emerging technologies and/or cybersecurity functions.
(7)	Significant experience managing businesses across multiple markets.
(8)	Significant public company governance, risk management, and compliance experience.
(9)	Significant experience with acquiring and integrating companies through M&A transactions.
(10)	Served as a Chief Executive Officer, Chief Financial Officer or other executive officer of a public company.
(11)	Self-identifies as having diverse characteristics (race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background).
Below are the biographies of each of our current directors and of Mr. Drees, each of whom (other than Ms. Pierce) has been nominated by our Board for election at the Annual Meeting. Each of the biographies also highlights specific experience, qualifications, attributes and skills that led us to conclude that such person should serve as a director. We believe that, as a whole, our director nominees exemplify the highest standards of personal and professional integrity and the requisite skills and characteristics, leadership traits, work ethic and independence to provide effective oversight.

2024 Proxy Statement	7

PROPOSAL ONE – ELECTION OF DIRECTORS
Director Nominee Biographies
All director nominees to be elected at the 2024 Annual Meeting (terms to expire in 2025)
Director Since: 2021 Age: 59 Non-Executive Board Chairman Committee Memberships: Finance Committee (CHAIR) Nominating and Governance Committee	DANIEL NINIVAGGI

Mr. Ninivaggi, an independent director, has served on our Board as a director and Non-Executive Chairman since April 2021. Mr. Ninivaggi served as the President and Chief Executive Officer of Icahn Enterprises L.P. (IEP), the principal investment vehicle of Carl Icahn, between 2010 and 2014. He also served as Chief Executive Officer of Icahn Automotive Group, LLC, a leading automotive parts distribution, maintenance and repair company with over 2,000 locations, and a Managing Director of IEP, from March 2017 through August 2019. Prior to that, Mr. Ninivaggi was the Co-Chairman and Co-CEO of Federal-Mogul Holdings Corp. (“Federal-Mogul”), an $8 billion automotive and commercial vehicle supplier. From August 2021 until March 2024, Mr. Ninivaggi served as the Chief Executive Officer and subsequently the Executive Chairman of Lordstown Motors Corporation, an electric vehicle automaker. On June 27, 2023, Lordstown Motors filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Previously, from January 2011 to May 2012, Mr. Ninivaggi served as the Interim President and Interim Chief Executive Officer of Tropicana Entertainment Inc., a company primarily engaged in the business of owning and operating casinos, hotels and resorts. From 2003 until 2009, Mr. Ninivaggi held a variety of senior executive positions at Lear Corporation, a global Tier 1 supplier of automotive seating and electrical and electronic power management systems and components, including most recently as Executive Vice President and Chief Administrative Officer. From 1992 through May 2003, Mr. Ninivaggi was an attorney in private practice at the international law firm of Winston & Strawn LLP specializing in corporate law, including serving as partner from 1998. Prior to Winston & Strawn LLP, Mr. Ninivaggi was an attorney in private practice at the international law firm of Skadden, Arps, Slate, Meagher & Flom LLP from 1991 through 1992. Mr. Ninivaggi received a B.A. from Columbia University, an M.B.A from the University of Chicago, Graduate School of Business and a J.D. from Stanford University School of Law.
Mr. Ninivaggi has been a director of numerous public and private companies, including Lordstown Motors Corporation from August 2021 to March 2024, Hertz Global Holdings, Inc., a global car rental and fleet management company, and its predecessor, from 2014 until July 2021, Navistar International Corporation, a manufacturer of commercial and military trucks, buses and engines, from August 2017 to October 2018, Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises, from March 2012 until May 2015, CVR Energy, Inc., an independent petroleum refiner and marketer of high-value transportation fuels, from May 2012 to February 2014, CVR GP, LLC, the general partner of CVR Partners LP, a nitrogen fertilizer company, from May 2012 to February 2014, Viskase Companies, Inc., a food packaging company, from June 2011 to February 2014, XO Holdings, a competitive provider of telecom and wireless services, from August 2010 to February 2014, Tropicana Entertainment Inc., a hotel and casino operator, from January 2011 to December 2015, CIT Group Inc., a bank holding company, from December 2009 to May 2011 and Motorola Mobility Holdings Inc., a provider of mobile communications devices and cable equipment, from December 2010 to May 2011. Mr. Ninivaggi has served on numerous board committees, including as Chairman of the Nominating & Corporate Governance Committee of CIT Group, Chairman of the Compensation Committee at CVR Energy, Chairman of the Compensation Committee at Tropicana Entertainment and Chairman of the Compensation and the Operating Committees at Hertz Global Holdings, Inc. He also previously served as a member and ultimately Chairman of the Advisory Board of Metalsa S.A., a global Tier 1 supplier of frames and other structural components to light truck and commercial vehicle original equipment manufacturers.
Skills and Qualifications:
Mr. Ninivaggi’s qualifications to serve on our Board include his extensive management experience in the automotive industry, his global business experience, his deep legal and corporate governance experience and his strong leadership skills.

8

PROPOSAL ONE – ELECTION OF DIRECTORS
Director Since: 2024 Age: 62 Committee Memberships: None	PAUL CAMUTI

Mr. Camuti, an independent director, has served as a director on our Board since February 2024. Mr. Camuti is currently the Executive Vice President, Chief Technology and Sustainability Officer of Trane Technologies (NYSE: TT), a manufacturing company focused on heating, ventilation and air conditioning and refrigeration systems, overseeing the company’s technical strategy, innovation practices and sustainability efforts since his appointment in 2020. Prior to Trane Technologies' separation from Ingersoll Rand, a global provider of flow creation and industrial products, Mr. Camuti held several senior executive positions of increasing responsibility at Ingersoll Rand, including Senior Vice President Innovation and Chief Technology and Strategy Officer, since 2011. He joined Ingersoll Rand after having served in several senior technology and business leadership roles at Siemens AG. Mr. Camuti served as a director of The ExOne Company in 2021.
Skills and Qualifications:
Mr. Camuti’s qualifications to serve on our Board include his extensive global experience in innovation and technology, with a significant focus on the industrial sector, and his ESG leadership.

Director Since: N/A Age: 59 Committee Memberships: N/A	JOACHIM DREES

Mr. Drees is being nominated for election as an independent director at the Annual Meeting and has not previously served as a director on our Board. Mr. Drees has been investing in software-related start-up companies, particularly in the EV software charging space but also other industries, as a pre-seed, seed or pre-series A investor, since July 2020. From 2015 until July 2020, Mr. Drees served as CEO of MAN SE and MAN Truck & Bus SE, one of Europe’s largest players in the commercial vehicle industry. At the same time, Mr. Drees was also a member of the Executive Board of TRATON SE (formerly Volkswagen Truck & Bus GmbH), a commerical vehicle manufacturer, and held several non-executive director seats from 2015 to July 2020, including at Renk AG, a propulsion and drivetrain technology manufacturer, from 2017 to 2020, where he was also a member of the nomination and governance committee. Prior to that time, from 2012 to 2014, he was the Chief Financial Officer and a member of the executive board of Drees & Sommer AG, a European consulting, planning and project management enterprise with responsibility for Finance & Controlling, M&A, Human Resources, Administration and Internationalization Support. Between 2006 and 2012, Mr. Drees was an Operating Partner with Hg Capital, a private equity fund based in London, and held several board positions in portfolio companies owned by Hg Capital. Mr. Drees held managerial positions in the Daimler Truck Group and at Mercedes-Benz Trucks, both commercial vehicle manufacturers, from 1996 to 2006, including as Commercial Director of the Gaggenau Transmissions Unit and as Head of Commercial Vehicle Controlling. He serves as a director of Spree Acquisition Corp. 1 Ltd., a special purpose acquisition corporation, since its initial public offering on December 20, 2021, where he also serves as the chair of the audit committee and a member of the compensation committee. Previously, He studied business administration at the University of Stuttgart and received an M.B.A. from Portland State University.
Skills and Qualifications:
Mr. Drees’ qualifications to serve on our Board include his extensive automotive industry and commercial vehicle experience.

2024 Proxy Statement	9

PROPOSAL ONE – ELECTION OF DIRECTORS
Director Since: 2023 Age: 36 Committee Memberships: Finance Committee Talent Management and Compensation Committee	KEVIN MAHONY

Mr. Mahony, an independent director and designee of Centerbridge, has served as a director on our Board since January 2023. Mr. Mahony is Senior Managing Director at Centerbridge, a global alternative investment manager specializing in private equity, private credit and real estate. He joined Centerbridge in 2014 and focuses on investments in the Industrials and Consumer sectors. Prior to joining Centerbridge, he was an Associate at Oaktree Capital Management in the Global Principal Group. Prior to that, he was an Investment Banking Analyst at Lazard in the Restructuring Group. Mr. Mahony has served as a member and observer of other private and public company boards during his career, including the board of directors of Title Resources Group since April 2021, Stallion Oilfield Services since April 2020, Linn Energy from February 2017 to October 2017 and Genco Shipping & Trading (NYSE: GNK) from September 2015 to May 2021. Mr. Mahony holds a B.S. and B.A., with distinction, from the University of Virginia.
Skills and Qualifications:
Mr. Mahony’s qualifications to serve on our Board include his extensive financial and investment expertise, and advisory experience in business strategy and growth.

Director Since: 2021 Age: 57 Committee Memberships: Audit Committee Nominating and Governance Committee	D’AUN NORMAN

Ms. Norman, an independent director, has served as a director on our Board since April 2021. Ms. Norman retired from Ernst & Young (EY), a leading accounting firm, as an audit partner in 2019, after over 30 years of assurance and advisory experience, including 16 years as a partner specializing in audits of publicly traded global automotive suppliers and other industrial companies. Ms. Norman’s key audit experiences include her work on Visteon Corporation, a global mobility technoloy company, from 2013 to 2019 following its spinoff from Ford Motor Company and bankruptcy emergence and including exit of interiors and climate businesses, electronics acquisition and shareholder distributions and repurchases; Federal-Mogul from 2006 to 2014 during its bankruptcy and upon emergence; Cooper Tire & Rubber Company, a manufacturer of automobile and truck tires, from 2008 to 2014 during merger negotiations; and Owens-Illinois, a leading glass bottle manufacturer, from 1988 to 2006 during the leveraged buyout and exit, including transition from public to private status and the subsequent IPO. In addition, Ms. Norman served as EY Michigan and Northwest Ohio Assurance People Leader and as EY Central Region ASC 606 Revenue Recognition Adoption Leader. She is Immediate Past Chair of the Bowling Green State University Alumni Leadership Council, where she serves on the Strategy and Nominating and Governance Committees. Ms. Norman serves as a director and chair of the Audit Committee of PHINIA Inc. (NYSE: PHIN), a developer of fuel systems and aftermarket solutions, since July 2023. Ms. Norman has a Bachelor of Science in Business Administration, Accounting from Bowling Green State University and attended the EY Executive Education program at Kellogg School of Management, Northwestern University. She is a Certified Public Accountant, NACD Certified Director and holds an AICPA Certification in Cybersecurity Fundamentals.
Skills and Qualifications:
Ms. Norman’s qualifications to serve on our Board include her extensive financial expertise and prior work with automotive industry clients.

10

PROPOSAL ONE – ELECTION OF DIRECTORS
Director Since: 2018 Age: 53 Committee Memberships: Finance Committee	OLIVIER RABILLER

Mr. Rabiller has served as our President and Chief Executive Officer as well as a member of our Board since our spin-off (the “Spin-Off”) from Honeywell International Inc. (Nasdaq: HON) (“Honeywell”) in 2018. Prior to the spin-off, Mr. Rabiller served as President and Chief Executive Officer of the Transportation Systems division at Honeywell since July 2016. From July 2014 to July 2016, he served as Vice President and General Manager of Transportation Systems for High Growth Regions, Business Development, and Aftermarket. From January 2012 to July 2014, he served as Vice President, General Manager of Transportation Systems Aftermarket. Earlier positions within Honeywell included roles as the Vice President of Sourcing for Transportation Systems for three years; Vice President, European Sales and Customer Management and Director of Marketing and Business Development for the European region. He joined Honeywell in 2002 as Senior Program Manager and Business Development Manager for Turbo Technologies EMEA. He holds a Master’s degree in Engineering from École Centrale Nantes and an M.B.A. from INSEAD.
Skills and Qualifications:
Mr. Rabiller is qualified to serve as a member of our Board because of his extensive experience at the Transportation Systems division at Honeywell, his background within the automotive industry and his strong leadership abilities.

Director Since: 2021 Age: 71 Committee Memberships: Audit Committee (CHAIR) Talent Management and Compensation Committee	ROBERT SHANKS

Mr. Shanks, an independent director, has served as a director on our Board since April 2021. Mr. Shanks has 42+ years experience in the automotive industry, including seven years served as Executive Vice President and CFO at Ford Motor Company (NYSE: F), an automotive manufacturer, from April 2012 through May 2019. During some of his tenure as CFO, Mr. Shanks also oversaw Ford’s Corporate Strategy and the Ford Motor Credit Company. Mr. Shanks retired on January 1, 2020. Prior to that, Mr. Shanks was Vice President and controller at Ford, and also served as the company’s Chief Risk Officer. He was appointed a corporate officer of Ford in July 2004, when he was elected to the position of Vice President, Operations Support, Finance and Strategy, Ford of Europe and Premier Automotive Group (PAG). Prior to that, Mr. Shanks was CFO for PAG, as well as for Mazda Motor Corporation, a multinational automaker. In addition to other finance functions in Taiwan’s Ford Lio Ho Motor Company and business development activities in Ford’s Asia-Pacific operations. Mr. Shanks has a bachelor’s degree in Foreign Service from Georgetown University and a master’s degree in International Management from the American Graduate School of International Management.
Skills and Qualifications:
Mr. Shanks’ qualifications to serve on our Board include his extensive management experience in the automotive industry and his financial experience as a CFO of a public company.

2024 Proxy Statement	11

PROPOSAL ONE – ELECTION OF DIRECTORS
Director Since: 2021 Age: 48 Committee Memberships: Talent Management and Compensation Committee (CHAIR) Audit Committee	JULIA STEYN

Ms. Steyn, an independent director, has served as a director on our Board since April 2021. Ms. Steyn has served as Chief Commercial Officer at the investment firm VectoIQ since September 2020. In addition, Ms. Steyn has been a Senior Advisor to McKinsey & Company, a management consulting firm, since May 2019, where she focuses on the mobility space and corporate innovation and serves as an advisor to several venture capital organizations. Ms. Steyn previously served as CEO of Bolt Mobility, a personal transportation company, from December 2019 through August 2020, and was a member of Bolt Mobility’s Board from August 2020 to June 2021. From May 2019 to July 2022, Ms. Steyn was a Non-Executive Board Member of First Group PLC, a multinational transport group that operates transport services in the United Kingdom, Ireland, Canada and the United States. Previously, Ms. Steyn worked for almost a decade at General Motors, a vehicle manufacturer, where she was the founder and CEO of Maven, the shared mobility marketplace owned by General Motors. Ms. Steyn joined General Motors in 2012 as Vice President, Corporate Development and Global Mergers & Acquisitions. Before joining General Motors, Ms. Steyn was Vice President and co-managing director for the corporate development group of Alcoa, an aluminum industrial corporation, and she also has worked at Goldman Sachs, an investment bank, in key positions in London, Moscow and New York. Earlier in her career, she was a business analyst at A.T. Kearney, a consulting firm. Ms. Steyn is a non-executive Board member of two private companies, Metalsa S.A. and Commonwealth Rolled Products, a leader in the manufacture and sale of aluminum rolled products, from, respectively, March 2022 and October 2022. Ms. Steyn has a bachelor’s degree from Oberlin College and an M.B.A. with a concentration in Finance and Accounting from the University of Chicago.
Skills and Qualifications:
Ms. Steyn’s qualifications to serve on our Board include her financial expertise and her experience in the transportation sector and with emerging technologies.

Director Since: 2021 Age: 46 Committee Memberships: Finance Committee Nominating and Governance Committee (CHAIR)	STEVEN TESORIERE

Mr. Tesoriere, an independent director and designee of Oaktree, has served as a director on our Board since April 2021. Mr. Tesoriere joined Oaktree, a global asset management firm specializing in alternative investment strategies, in 2016, where he serves as a Managing Director and Co-Portfolio Manager. Prior to Oaktree, Mr. Tesoriere was Managing Principal and Portfolio Manager of Altai Capital Management, an investment manager he co-founded in 2009, which focused on investing in distressed debt and event-driven equities. Previously, Mr. Tesoriere worked at Anchorage Capital Group, a registered investment adviser, for six years, where he was a founding analyst. He began his career with Blackstone in the Restructuring and Reorganization Group, an alternative investment management company, before working at Goldman Sachs in distressed debt research. Mr. Tesoriere received a B.S. degree in Commerce with a concentration in finance from the University of Virginia’s McIntire School of Commerce.
Skills and Qualifications:
Mr. Tesoriere’s qualifications to serve on our Board include his extensive financial and investment expertise, and advisory experience in business strategy and growth.

12

PROPOSAL ONE – ELECTION OF DIRECTORS
Additional Director Biography
Ms. Pierce is not standing for re-election at the Annual Meeting, and will step down from our Board effective at the Annual Meeting.
Director Since: 2021 Age: 57 Committee Memberships: None	TINA PIERCE

Ms. Pierce, an independent director, has served as a director on our board since April 2021. Since January 2024, Ms. Pierce has served as Vice President and Chief Financial Officer of Honeywell Industrial Automation, the automation technologies business of multinational conglomerate Honeywell. From January 2020 to December 2023, Ms. Pierce served as Vice President and CFO of Honeywell Performance Materials and Technologies (PMT), a global leader in sustainability and digitization solutions for industrial performance. Since joining Honeywell in 1988, Ms. Pierce has held a series of finance leadership roles of increasing responsibility across multiple industries. Prior to her current role, Ms. Pierce was Vice President and CFO for Honeywell Home and Building Technologies from November 2018 to January 2020, where she focused on completing Honeywell’s spin-off of its Homes business into a new publicly traded company called Resideo (NYSE: REZI), and prior to that served as Vice President & CFO, Homes & Buildings from July 2017 to October 2018 and as Vice President & CFO, Honeywell Process Solutions from July 2014 to June 2017. She received the Honeywell Senior Leadership Award in 2019. Ms. Pierce has served on a number of boards, including HarbisonWalker International (Audit Committee), a leading supplier of refractories products, Honeywell Automation India Limited and several joint venture boards. Ms. Pierce has extensive global experience in over 65 countries and has lived in Hong Kong and Singapore. Ms. Pierce holds a master’s degree in business administration from Florida State University and a bachelor’s degree in finance from Ball State University. She is a Certified Public Accountant, Certified Management Accountant and has completed the Northwestern Kellogg School of Management Executive Scholar Program, including the Board of Directors Development Program for Women.
Skills and Qualifications:
Ms. Pierce’s qualifications to serve on our Board included her financial management skills and her extensive experience managing global businesses.

None of our directors, director nominees or executive officers is or was during the term of their respective service related by blood, marriage or adoption to any other such director, director nominee or executive officer.
As described below under “Certain Relationships and Related Person Transactions,” in connection with the Company’s Emergence, the Company entered into the Investor Rights Agreement, which provides certain investors of the Company with the right to nominate directors to the Board, subject to certain conditions. Pursuant to the Investor Rights Agreement at the Emergence, Kevin Mahony, Julia Steyn and Robert Shanks were designated as director nominees by certain affiliates of Centerbridge Partners LP (“Centerbridge”), and Steven Tesoriere, Daniel Ninivaggi and D’aun Norman were designated as director nominees by certain affiliates of Oaktree Capital Management, Inc. (“Oaktree”). Following the completion of the Capital Structure Transformation Transactions, each of Centerbridge and Oaktree maintain the right to designate one director to the Board. Messrs. Mahony and Tesoriere are the designees of Centerbridge and Oaktree, respectively.

2024 Proxy Statement	13

CORPORATE GOVERNANCE
Corporate Governance Highlights
Garrett is committed to good governance practices that protect and promote the long-term value of the Company for its stockholders. The Board regularly reviews our governance practices to ensure they reflect the evolving governance landscape and appropriately support and serve the best interests of the Company and its stockholders.
Independent Oversight
  8 of 9 directors currently serving are independent
  8 of 9 director nominees are independent
  Non-Executive Chairperson of the Board
  Regular executive sessions of non-employee directors at Board meetings (chaired by Non-Executive Chairperson) and committee meetings (chaired by independent committee chairs)
  Fully independent Audit, Talent Management and Compensation, and Nominating and Governance Committees
  Active Board and committee oversight of the Company’s strategy and risk management

Board Effectiveness
  Directors possess deep and diverse set of skills and expertise relevant to oversight of our business operations and strategy
  Annual assessment of director skills and commitment to director refreshment to ensure Board meets the Company’s evolving oversight needs
  The Board oversees risk management, reviewing and advising management on significant risks facing the Company, and fostering a culture of integrity and risk awareness
  33% of director nominees are diverse
  Highly engaged Board with all directors having attended all of the meetings of the Board and committees on which they served during 2023
  Annual Board and committee self-evaluations
  Non-employee directors serve only until the next annual meeting of stockholders following their 75th birthday, unless otherwise determined by the Board
  Board has adopted a policy on continuing director education

Stockholder Rights
  Proxy access
  Majority voting for directors in uncontested elections
  Resignation policy for directors who do not receive a majority of the votes cast
  One class of voting stock, with each share of common stock entitled to one vote
  No poison pill
  No supermajority voting provisions
  No fee-shifting provisions

14

CORPORATE GOVERNANCE
Good Governance Practices
  All directors are elected annually for one-year terms
  Development and regular review of succession plans for Chief Executive Officer and members of senior management
  Clawback policy for executive officers
  Board committees have sole discretion to retain and terminate independent third-party advisors, and to set such advisors’ terms of engagement including compensation
  Code of Business Conduct applicable to all employees, officers and directors
  Ethics training annually for all employees
  Securities Trading Policy prohibits hedging and pledging by directors and executive officers, and prohibits short sales and buying or selling puts, calls, options or other derivative securities of the Company by directors, officers and employees
  Stock ownership guidelines for directors and executive officers, including a requirement of 5x base salary for the Chief Executive Officer
  Responsible corporate citizenship and environmental initiatives
  In 2023, reviewed our by-laws and charter for consistency with market practice and good governance, and recommended certain changes including those charter amendments proposed in this proxy statement

Director Nominee Independence
Our Board has determined that each of our non-employee directors and director nominees, who are listed below, meet the applicable criteria for independence established by Nasdaq. Olivier Rabiller is not an independent director under Nasdaq rules due to his employment as our President and Chief Executive Officer.
Independent Directors and Director Nominees
Daniel Ninivaggi Paul Camuti Joachim Drees	Kevin Mahony D‘aun Norman Robert Shanks	Tina Pierce* Julia Steyn Steven Tesoriere
*	Ms. Pierce is not standing for re-election at the Annual Meeting and will step down from the board effective at the Annual Meeting.
In arriving at the foregoing independence determinations, the Board reviewed and discussed information provided by the directors and director nominees with regard to each individual’s business and personal activities and any relationships they have with us and our management.
We have also determined that Mr. John Petry was independent while serving on our Board, from April 30, 2021 to February 9, 2024, according to our Corporate Governance Guidelines and the criteria for independence established by applicable listing standards.
Board Leadership Structure
We do not have any fixed rule as to whether our Chairperson and Chief Executive Officer positions should be separate, or whether our Chairperson should be an employee or elected from among non-employee directors. We believe that it is in the best interests of the Company to have the flexibility to evaluate its leadership structure over time as part of Garrett’s ongoing succession planning process. In the event that, in the future, the Chairperson of the Board is not an independent director, our Corporate Governance Guidelines provide that an independent “Lead Director” will be elected from among the independent directors.

2024 Proxy Statement	15

CORPORATE GOVERNANCE
The Board has determined that the best leadership structure for Garrett at this time is to separate the positions of Chairperson and Chief Executive Officer, with a Non-Executive Chairperson leading the Board. We believe this structure enhances the Board’s ability to exercise independent oversight of management as Garrett navigates the early stages of life as an independent public company. During this crucial and transformative period, the duties of Chairperson of the Board and Chief Executive Officer are particularly demanding.
Board Meetings and Attendance
Board members are expected to prepare for, attend and participate in all meetings of the Board and committees on which they serve. During the fiscal year ended December 31, 2023, there were nine meetings of the Board. During 2023, each incumbent director attended at least 75% of the aggregate of the total number of Board meetings and committee meetings on which he or she then served that were held during the period of such director’s service. We do not maintain a formal policy regarding director attendance at the annual meeting; however, it is expected that, absent compelling circumstances, directors will attend. All of our directors serving at the time attended our 2023 annual meeting of stockholders.
Executive Sessions of Non-Employee Directors
As provided in the Corporate Governance Guidelines, the Board holds executive sessions of its non-employee directors on at least a quarterly basis, including at least one executive session of independent directors annually. During 2023, the Board held executive sessions of its non-employee directors regularly throughout the year. Over the course of each year, the topics of discussion in executive sessions of non-employee directors will include management performance and succession plans, Board compliance with the Company’s corporate governance policies and the needs of the Board. Daniel Ninivaggi, the Non-Executive Chairman of the Board, currently presides over executive sessions. Our Corporate Governance Guidelines provide that, if we have a Lead Director, the Lead Director will preside over executive sessions.
Director Orientation and Continuing Education
The Board views orientation and continuing education as vital tools for building an effective Board. We provide all new directors, upon joining the Board, with an orientation session regarding the Board and the Company’s operations. The orientation consists of presentations by members of senior management on the Company’s strategic plans, financial statements and key issues, policies and practices. We also periodically provide materials, updates and presentations, including in regular Board and committee meetings, or provided by qualified third parties, to all directors on issues and subjects that assist them in fulfilling their responsibilities, such as key industry developments and the competitive landscape, as well as on emerging issues such as ESG and cybersecurity. The Board also periodically visits our facilities around the globe. The Board has a formal policy on director education articulating the Board’s belief that our stockholders are best served by a Board comprised of individuals who are well versed in modern principles of corporate governance and other subject matters relevant to their board service, and who thoroughly comprehend the roles and responsibilities of an effective board in the oversight of the Company. This policy provides for the reimbursement to directors of certain expenses associated with directors’ attendance at seminars, conferences and other continuing education programs designed for directors of public companies.
Board Refreshment
The Board will regularly assess its composition to identify the qualifications and skills that directors and candidates should possess. To promote thoughtful Board refreshment, we have:
•
adopted a retirement age policy under which non-employee directors will serve only until the annual meeting of stockholders immediately following their 75th birthday, unless otherwise approved by the Board;

•	developed a comprehensive Board succession planning process; and
•	implemented an annual Board and committee self-assessment process.

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We believe that, over time, the Board will benefit from a mix of new directors, who will bring fresh ideas and viewpoints, and longer-serving directors who will have developed deep insight into the Company’s business and operations.
Comprehensive, Ongoing Process for Board Succession Planning and Selection and Nomination of Directors
As provided in our Corporate Governance Guidelines, the Board, together with the Nominating and Governance Committee, is responsible for annually evaluating the requisite skills and characteristics of Board members, as well as its composition as a whole to ensure the overall Board composition, as well as the perspective and skills of its individual members, will effectively support Garrett’s growth and commercial strategy, as well as effectively oversee risk management, capital allocation and management succession. The Board’s assessment includes a consideration of independence, diversity, age, skills, experience and industry backgrounds in the context of the needs of the Board and the Company, as well as the ability of members (and any candidates for membership) to devote sufficient time to performing their duties in an effective manner.
Each year, the Nominating and Governance Committee assesses the directors to be nominated for election by stockholders at the annual meeting. To ensure that the Board evolves in a manner that serves the business and strategic needs of the Company, before recommending for re-nomination a slate of incumbent directors for an additional term, the Nominating and Governance Committee evaluates whether incumbent directors possess the requisite skills and perspective, both individually and collectively. At a minimum, directors are expected to exemplify high standards of personal and professional integrity and to constructively challenge management through their active participation and questioning. The Board also considers the other demands on the time of a candidate, and with respect to current members of the Board, their attendance at, preparedness for and participation in, Board and committee meetings. The Nominating and Governance Committee has responsibility for periodically identifying and recruiting new members to the Board based on needs and skills identified through discussions with the Chairperson of the Board, the Chief Executive Officer, the Lead Director (if any) and other Board members. When these needs arise, we anticipate that potential candidates meeting these criteria will be identified either by professional recruiting agencies, reputation or existing Board members. Candidates will be interviewed by the Chairperson, Chief Executive Officer, Lead Director (if any) and other members of the Board, as appropriate, to ensure that candidates not only possess the requisite skills and characteristics but also the personality, leadership traits, work ethic and independence to effectively contribute as a member of the Board.
As a result of these robust Board refreshment and succession processes, in February 2024, our Board, on the recommendation of the Nominating and Governance Committee, appointed Paul Camuti to serve as a director, and nominated Joachim Drees to stand for election as a director at the Annual Meeting. Mr. Camuti brings over 30 years of experience in innovation and technology, including a significant focus on the industrial sector. Mr. Drees bring a diversified experience across automotive, industrial applications and construction industries, along with a track record in consulting, controlling and finance. Our Board believes that their deep experience and demonstrated success in senior technology and innovation and experience in the industrial sector will enable each of Messrs. Camuti and Drees to provide valuable insight and bring additional depth to the Board, which the Board believes is increasingly important as the Company accelerates its development of advanced technologies and pursues new opportunities.
At the direction of the Nominating and Governance Committee, the Company paid fees to a professional search firm to help identify and evaluate potential nominees for director for 2024.

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Board Diversity Matrix
To see our Board Diversity Matrix as of April 14, 2023, please see the proxy statement filed with the SEC on April 13, 2023.
	as of April [ ], 2024
Total Number of Directors	9
	Female	Male	Did Not Disclose Gender
Gender Identity:
Directors	3	5	1
Demographic Information:
White	2	4	—
LGBTQ+	1
Did Not Disclose Demographic Background	3
The Company believes that a Board made up of highly qualified individuals from diverse backgrounds promotes better corporate governance and performance and effective decision-making and thus has included diversity as a factor that will be taken into consideration by the Nominating and Governance Committee and the Board when identifying director candidates and recommending or selecting nominees for election by stockholders. As of the date of this proxy statement, the Board does not have a formal policy with respect to diversity.
Stockholder Recommendations and Nominations of Director Candidates
Stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Governance Committee, c/o Corporate Secretary, Garrett Motion Inc., La Pièce 16, Rolle, Switzerland 1180. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided within a reasonable amount of time before we plan to file our proxy statement, the Nominating and Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our By-laws to directly nominate director candidates for inclusion in our proxy statement, without any action or recommendation on the part of the Nominating and Governance Committee or the Board, by following the procedures set forth in our By-laws that are described below under the heading “Additional Information—Stockholder Proposals and Director Nominations.”
Corporate Governance Documents
We believe that good corporate governance is important to ensure that Garrett is managed for the long-term benefit of our stockholders. Our Nominating and Governance Committee periodically reviews and reassesses our Corporate Governance Guidelines, other governance documents and overall governance structure. During 2023, we and our Board reviewed our by-laws and charter for consistency with market practice and good governance, and our Board has recommended certain changes including the charter amendments proposed in this proxy statement. A complete copy of our Corporate Governance Guidelines is available on the “Investors—Leadership & Governance” section of our website at www.garrettmotion.com. Alternatively, you may request a copy of any of these documents by writing to Garrett Motion Inc., Attention: Corporate Secretary, Z.A. La Pièce 16, Rolle, Switzerland 1180.
Code of Business Conduct
The Board has adopted a written code of ethics (the “Code of Business Conduct”), which applies to all of our employees, officers and directors. Our Code of Business Conduct is available in the “Investors—Leadership & Governance” section of our website at www.garrettmotion.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq listing rules concerning any amendments to, or waivers from, any provision of our Code of Business Conduct.

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Board Committees
Our Board has established standing audit, compensation and nominating committees in accordance with NYSE and SEC requirements—the Audit Committee, the Talent Management and Compensation Committee, and the Nominating and Governance Committee (collectively, the “Committees”)—each of which operates under a charter that has been approved by our Board. Current copies of the Audit Committee, Talent Management and Compensation Committee, and Nominating and Governance Committee charters are posted on the “Investors—Leadership & Governance” section of our website located at www.garrettmotion.com.
Our Board has determined that all of the members of each of the Committees are independent as defined under applicable Nasdaq rules. In addition, all members of the Audit Committee meet the heightened independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all members of the Talent Management and Compensation Committee satisfy the heightened independence requirements of the Nasdaq rules specific to the independence of compensation committee members.
In April 2023, our Board also established a Finance Committee, to consider capital markets transactions, potential M&A activity and other matters.
Committee Membership
Name	Audit Committee	Talent Management and Compensation Committee	Nominating and Governance Committee	Finance Committee
Daniel Ninivaggi (Non-Executive Board Chairman)
Paul Camuti
Joachim Drees*
Kevin Mahony
D’aun Norman
Tina Pierce**
Olivier Rabiller
Robert Shanks
Julia Steyn
Steven Tesoriere
*
If elected at the Annual Meeting, Mr. Drees will commence service as a director on our Board as of the completion thereof. Subject to his election, Mr. Drees may serve on one or more of the Committees as the Board may designate from time to time.

**	Ms. Pierce is not standing for re-election at the Annual Meeting and will step down from the board effective at the Annual Meeting.
= Committee Chair	= Member

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CORPORATE GOVERNANCE
Audit Committee
Current Committee Members: Robert Shanks (CHAIR) Julia Steyn D’aun Norman 9 Met 9 times in 2023
Primary Responsibilities Include:
•  Reviewing the results of audits of the Company’s financial statements, and other matters related to the conduct of the audit, and recommending to the Board whether the audited financial statements should be included in our Annual Report on Form 10-K;
•  Preparing the Audit Committee report to be included in our proxy statement;
•  Reviewing with management and the independent auditor our annual and interim financial statements;
•  Reviewing and discussing the types of information to be disclosed and the types of presentations to be made in connection with earnings releases and financial information and earnings guidance provided to analysts and ratings agencies;
•  Appointing our independent auditor and approving all audit engagement fees and non-audit engagements with the independent auditor;
•  Evaluating, at least annually, the independent auditor’s performance;
•  Overseeing the work of our independent auditor;
•  Developing and approving policies and procedures for the review, approval or ratification of related person transactions;
•  Overseeing the independence of the Company’s independent auditor, including receiving communications from the independent auditor regarding its communications with the committee concerning independence, discussing with the independent auditor their independence, and ensuring compliance with any audit partner rotation requirements;
•  Reviewing certain reports of the independent auditor and the internal auditor, including reports from the independent auditor relating to its internal quality procedures, and reports from the internal auditor related to the adequacy of the Company’s internal controls, disclosure processes and procedures;
•  Considering and reviewing, in consultation with the internal auditor, the Company’s internal audit function, including its scope, plan, budget, activities, organizational structure and staffing;
•  Reviewing on an annual basis the performance of the internal audit function, and receiving reports from the internal auditor on the status of significant findings, recommendations and management’s responses;
•  Establishing clear hiring policies regarding employees or former employees of the independent auditor;
•  Reviewing and discussing, with management as appropriate, our major enterprise and financial risk (including cybersecurity and including ESG matters, except as assigned to other Committees) exposures, assessment, management policies; and reviewing the internal control report prepared by management;
•  Establishing procedures for the confidential anonymous submission by employees, and receipt, retention and treatment of, accounting and auditing related concerns and complaints;
•  Reviewing material legal and compliance matters and our integrity and compliance program periodically with management;
•  Reviewing and discussing the Company’s plans, practices and policies concerning significant financial matters (except as assigned to other Committees); and
•  Undertaking an annual performance evaluation of the activities of the committee, including the committee’s responsibilities as set forth above.

Financial Expertise and Independence
All members of the Audit Committee meet the independence standards of the Nasdaq and the SEC, as well as the financial literacy requirements of Nasdaq. The Board has determined that each of Mr. Shanks and Ms. Norman qualifies as an “audit committee financial expert” as defined by SEC rules. No Audit Committee member currently serves on the audit committees of more than three public companies.

Report
The Report of the Audit Committee is set forth beginning on page 68 of this proxy statement.

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CORPORATE GOVERNANCE
Nominating and Governance Committee
Current Committee Members: Steven Tesoriere (CHAIR) Daniel Ninivaggi D’aun Norman 6 Met 6 times in 2023
Primary Responsibilities Include:
•  Reviewing and making recommendations to the Board regarding its size, composition and organization, qualifications and criteria of directors, procedures for stockholder suggestion or nomination of candidates for director, retirement of directors, the compensation and benefits of non-employee directors, stock ownership guidelines applicable to non-employee directors, the conduct of business or other transactions between the Company and any person or entity affiliated with a director, and the structure, composition and membership of the Committees;
•  Identifying and recommending to the Board qualified director candidates and recommending actions regarding third-party nominations;
•  Reviewing the Company’s management development program, including executive succession plans and making recommendations to the Board relating to the election of the Company’s officers in coordination with the Talent Management and Compensation Committee;
•  Overseeing the succession planning process for our officers, in coordination with the Talent Management and Compensation Committee;
•  Overseeing and reporting to the Board regarding an annual evaluation of the Board and the Committees;
•  Reviewing and assessing the adequacy of our Governance Guidelines and governance structure;
•  Overseeing the director orientation and continuing education programs;
•  Reviewing and reporting to the Board regarding matters relating to the Company’s role as a responsible corporate citizen, including health, safety and environmental matters, equal employment opportunity and other matters, including the Company’s Code of Business Conduct;
•  Evaluating, together with management, the Company’s progress against its ESG targets, and reporting to the Board at least annually with respect to the Company’s ESG strategies, policies and performance;
•  Monitoring governance trends and reviewing periodically, with reports to the Board at least annually, with respect to the Company’s public reporting on ESG matters, including any corporate social responsibility and/or sustainability reports; and
•  Undertaking an annual performance evaluation of the activities of the committee, including the committee’s responsibilities as set forth above.

Independence The Nominating and Governance Committee is comprised entirely of directors who are independent under the Nasdaq rules.

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Talent Management and Compensation Committee
Current Committee Members: Julia Steyn (CHAIR) Kevin Mahony Robert Shanks 7 Met 7 times in 2023
Primary Responsibilities Include:
•  Reviewing and making recommendations to the Board regarding corporate goals and objectives relevant to compensation of our Chief Executive Officer (“CEO”), evaluating his performance in light of such goals and objectives and, together with the independent directors, making recommendations to the Board in relation to the CEO’s compensation level based on this evaluation of his performance;
•  Reviewing and making recommendations to the Board regarding the individual goals and objectives of the other executive officers and annual salary and other remuneration, including incentive compensation plans and equity-based plans, for all officers;
•  Reviewing and making recommendations to the Board regarding proposed actions under our incentive compensation plans and equity-based plans for all senior level employees;
•  Reviewing the management development program, including executive succession plans, and making recommendations to the Board relating to the election of our officers, in coordination with the Nominating and Governance Committee;
•  Reviewing and administering our bonus, stock and other benefits plans, as may be provided in any such plans or deemed appropriate by the Board;
•  Reviewing and making recommendations to the Board regarding Company employment agreements and compensatory arrangements with executive officers of the Company;
•  Reviewing and making recommendations to the Board regarding perquisite benefits provided to the Company’s executive officers;
•  Overseeing and making recommendations to the Board with respect to the Company’s stock ownership guidelines, share retention policy and clawback policy for the Company’s executive officers;
•  Reviewing and discussing annually with management our “Compensation Discussion and Analysis,” and recommending to the Board whether such section should be included in the Company’s Annual Report on Form 10-K and annual proxy statement;
•  Reviewing and making recommendations to the Board regarding the frequency of say-on-pay votes, taking into account the results of the most recent say-on-pay frequency vote, and reviewing and approving the proposals regarding say-on-pay votes and say-on-pay frequency votes to be included in the Company’s annual proxy statement;
•  Undertaking an annual performance evaluation of the activities of the committee, including the committee’s responsibilities as set forth above; and
•  Providing strategic review of the Company’s human resources strategies and initiatives to ensure the Company is seeking, developing and retaining human capital appropriate to the Company’s needs, including periodically assessing whether ESG goals and milestones, if appropriate, are effectively reflected in executive compensation.

Independence
The Talent Management and Compensation Committee is comprised entirely of directors who are independent under the Nasdaq rules, including the rules specific to membership on a compensation committee, and are “non-employee directors” under Section 16 of the Exchange Act.

Delegation Authority
The Talent Management and Compensation Committee may form and delegate its authority to subcommittees, including a subcommittee consisting of two or more individuals who qualify as non-employee directors under Section 16 the Exchange Act.

Role of Management and Compensation Consultant
For information regarding the role of management and our compensation consultant Meridian Compensation Partners (“Meridian”) in setting compensation see “Executive Compensation–Role of Management” and “Executive Compensation–Role of Independent Compensation Consultant” below.

Report The Talent Management and Compensation Committee Report is set forth beginning on page 38 of this proxy statement.

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CORPORATE GOVERNANCE
Finance Committee
Current Committee Members: Daniel Ninivaggi (CHAIR) Kevin Mahony Olivier Rabiller Steven Tesoriere 6 Met 6 times in 2023
Primary Responsibilities Include:
•  Reviewing and making recommendations to the Board on the Company’s capital structure and capital markets transactions;
•  Reviewing and making recommendations to the Board on significant M&A or other strategic transactions;
•  Advising the Board on the Company’s investor relations strategy and procedures, and other matters related to the responsibilities listed above;
•  Reporting regularly to the Board; and
•  Undertaking an annual performance evaluation of the committee, including the committee’s responsibilities as set forth above.

In addition to the Committees and the Finance Committee, from time to time, our Board establishes additional standing and/or ad hoc committees for specific purposes. During our 2023 fiscal year, our Board established a committee (the “Preferred Conversion Committee”) of directors who were disinterested with respect to the Series A preferred stock (comprised of Messrs. Ninivaggi (Chair) and Shanks and Mses. Norman and Steyn) to, among other things, evaluate, negotiate and make recommendations to the Board with respect to potential options available to the Company to appropriately manage the conversion of the Series A preferred stock into shares of common stock.
Talent Management and Compensation Committee Interlocks and Insider Participation
Since the beginning of our 2023 fiscal year, the Talent Management and Compensation Committee has consisted of Robert Shanks, Julia Steyn and, until January 22, 2023, Steven Silver, who was succeeded by Kevin Mahony on January 24, 2023, following Mr. Silver’s departure from the Board. No member of our Talent Management and Compensation Committee is or has during their service been an officer or employee of the Company.
During 2023, none of our executive officers served as a member of the Board or Talent Management and Compensation Committee, or other committee serving an equivalent function, of any other entity that has, or that at the time had, one or more of its executive officers serving as a member of our Board or Talent Management and Compensation Committee.
The Board’s Role in Risk Oversight
The Board recognizes that the achievement of our strategic and commercial objectives involves taking risks and that those risks may evolve over time. The Board has oversight responsibility for Garrett’s risk management, which is designed to identify, assess, and communicate these risks across the Company’s operations, and foster a corporate culture of integrity and risk awareness. Consistent with this approach, one of the Board’s primary responsibilities includes reviewing assessments of, and advising management with respect to, significant risks and issues facing the Company.
In addition, the Board has tasked designated the Committees to assist with the oversight of certain categories of risk management, and the Committees report to the Board regularly on these matters.
•
The Audit Committee reviews and discusses, with management as appropriate, our major financial and enterprise (including cybersecurity) risk exposures, risk assessment and risk management policies, including oversight of the Company’s cybersecurity framework and risk management;

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CORPORATE GOVERNANCE
•
The Talent Management and Compensation Committee, in approving and evaluating the Company’s executive compensation plans, policies and programs, takes into account the degree of risk to the Company that such plans, policies and programs may create and assists the Board in fulfilling its oversight responsibilities with respect to succession planning for our executive officers; and

•
The Nominating and Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers, and our overall governance structure, and also by reviewing our Code of Business Conduct, which creates a foundation for our compliance program. Our Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Corporate Responsibility
Garrett’s mission to develop differentiated technologies for emission reduction and energy efficiency is at the heart of its contribution to society. We develop solutions for the most pressing sustainability challenges for the automotive, mobility and industrial space, to advance emissions reduction and zero emission solutions.
Corporate responsibility is therefore embedded in our governance structure and a priority for the Company and the Board of Directors. The Board, including its committees, is responsible for promoting and providing oversight of ESG activities including corporate responsibility, sustainability strategy, as well as monitoring adherence to Company standards. Primary responsibility at Board level for reviewing and reporting to the full Board on our sustainability programs and policies, as well as our corporate citizen commitments, resides with the Nominating & Governance Committee.
The Board manages oversight of sustainability through a Sustainability Committee, composed of the CEO and several members of Garrett’s senior leadership team. The Sustainability Committee oversees our sustainability strategy development, definition and deployment.
Garrett articulates its commitments to social and environmental considerations in the communities in which it operates in the Company’s Code of Business Conduct, which can be found on our website at www.garrettmotion.com under “Investors—Leadership & Governance”. In addition, the Company published its fiscal year 2022 Sustainability Report in 2023, which can be found at www.garrettmotion.com/corporate/sustainability. The contents of our Sustainability Report and investor website are not incorporated by reference into this proxy statement or in any other report or document we file with the SEC.

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CORPORATE GOVERNANCE
Our Sustainability Approach
Our corporate sustainability framework, called WeCare4, starts from our mission to deliver differentiated technologies for emission reduction and energy efficiency. We are passionate about innovation, spearheading technology development and continuing to deliver industry-first technologies. Our engineering expertise and transformative solutions not only help optimize fuel efficiency and reduce harmful emissions, but they also improve the performance of zero emission vehicles. All of which are critical areas on the road to a clean transportation and industrial future.
Our mission is supported by two main pillars - investing in a culture of innovation by developing our employees and educating future innovators and operating responsibly by managing our environmental impact and behaving ethically.
Prohibition of Hedging or Pledging of the Company’s Securities
We believe it is improper and inappropriate for any person associated with Garrett to engage in short-term or speculative transactions involving the Company’s securities. Directors, officers and employees of the Company are therefore prohibited from engaging in short sales and buying or selling puts, calls, options or other derivative securities of the Company.
Our securities trading policy also prohibits directors and executive officers from pledging securities of the Company and from purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of the Company’s equity securities whether they are granted to such director or executive officer by the Company as part of such person’s compensation or otherwise held, directly or indirectly, by such director or executive officer.
Communications with Directors
Stockholders and other interested parties who wish to send communications to the non-management directors as a group, any individual director or the full Board should address such communications to: Corporate Secretary, Garrett Motion Inc., La Pièce 16, Rolle, Switzerland 1180. All communications, except for marketing and advertising materials, will be forwarded to the appropriate individual(s).
Our Executive Officers
The following table sets forth the names, ages and positions of our current executive officers:
Name	Age	Position
Olivier Rabiller*	53	President & Chief Executive Officer
Craig Balis	59	Senior Vice President & Chief Technology Officer
Pierre Barthelet	58	Senior Vice President Marketing & Product Management
Sean Deason	52	Senior Vice President & Chief Financial Officer
Daniel Deiro	51	Senior Vice President, Global Customer Management & General Manager, Japan/Korea
Joanne Lau	47	Vice President, Chief Accounting Officer and Corporate Controller
Thierry Mabru	56	Senior Vice President, Integrated Supply Chain
Jérôme Maironi	58	Senior Vice President, General Counsel & Corporate Secretary
Fabrice Spenninck	55	Senior Vice President & Chief Human Resources Officer
*	Mr. Rabiller is a member of our Board. See “Proposal One—Election of Directors” for more information about Mr. Rabiller.

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CORPORATE GOVERNANCE
Craig Balis has served as our Senior Vice President and Chief Technology Officer since our spin-off from Honeywell in 2018. From June 2014 and until the spin-off, Mr. Balis was the Vice President and Chief Technology Officer of Honeywell Transportation Systems. From December 2008 to June 2014, Mr. Balis was the Vice President of Engineering of Honeywell Transportation Systems. From 1998 until 2008, Mr. Balis served as Director of Program Management and Director of Product Development at Garrett Engine Boosting Systems. Prior to this, Mr. Balis worked seven years as an advanced technology manager at AlliedSignal Aerospace, an American aerospace, automotive and engineering company, working in the aircraft turbine engine division. Mr. Balis has a Bachelor of Science and Master’s degree in Engineering from the University of Illinois.
Mr. Barthelet has served as our Senior Vice President Marketing & Product Management since our spin-off from Honeywell in 2018. He is responsible for developing and deploying the commercial growth and profitability strategy for Garrett, leading OE turbo business and the development of new growth vectors, in particular electrified offerings, and driving commercial and functional excellence. From 2016 until 2017, Mr. Barthelet served in the same role for Honeywell Transportation Systems, which he joined in 2001. Mr. Barthelet received a Master’s degree in Aeronautics from Ecole Nationale Supérieure de l’Aéronautique et de l’Espace and a Ph.D in Fluid Dynamics from Institut National Polytechnique, Toulouse, France.
Sean Deason has served as our Senior Vice President and Chief Financial Officer since June 2020. Mr. Deason previously served as Chief Financial Officer and Controller of WABCO Holdings Inc. (“WABCO”), a manufacturer of technology systems for commercial vehicles, from April 2019 to June 2020. Prior to that, Mr. Deason was WABCO’s Vice President Controller and Investor Relations from June 2015 to April 2019. Prior to joining WABCO, Mr. Deason spent four years with Evraz N.A., a steel products manufacturer, where he served as Vice President, Financial Planning & Analysis. Prior to Evraz, Mr. Deason spent 12 years with Lear Corporation, a global automotive technology manufacturer, where he served as Director, Finance, Corporate Business Planning & Analysis, Director, Finance, Asia Pacific Operations, and Assistant Treasurer, and held various other positions of increasing responsibility since August 1999. Mr. Deason holds a Masters of International Management from Thunderbird School of Global Management and is a Certified Management Accountant.
Daniel Deiro has served as our Senior Vice President, Global Customer Management, and General Manager Japan/Korea since the spin-off from Honeywell in 2018. From August 2014 until the spin-off, Mr. Deiro was the Vice President of Customer Management and General Manager for Honeywell Transportation Systems for Japan and Korea. From April 2012 until August 2014, Mr. Deiro was a Senior Customer Management Director at Honeywell Transportation Systems. Mr. Deiro has a degree in Automotive Engineering from Haute école spécialisée bernoise, Technique et Informatique (BFH-TI), Biel, Switzerland.
Joanne Lau has served as our Vice President, Chief Accounting Officer and Corporate Controller of the Company since October 2021. Between February 2021 and October 2021, she served as Senior Finance Director of Corporate Consolidation, Controlling and Tax at Eurofins Scientific, a bio-analytical testing provider. Previously, Ms. Lau served in various capacities at WABCO for approximately eight years. There, Ms. Lau served as Global Accounting and Reporting Manager from June 2013 through December 2014, as Assistant Corporate Controller from January 2015 through March 2019, and as Corporate Controller from April 2019 through February 2021. Ms. Lau holds a Bachelor of Science in Finance from Santa Clara University and is a Certified Public Accountant.
Thierry Mabru has served as our Senior Vice President, Integrated Supply Chain since our spin-off from Honeywell in 2018. From March 2013 until the spin-off, Mr. Mabru was the Vice President of Global Integrated Supply Chain for Honeywell Transportation Systems. From April 2011 until February 2013, Mr. Mabru was Senior Director of Global Advanced Manufacturing Engineering for Honeywell Transportation Systems. From September 2006 to February 2011, Mr. Mabru was Director of the Program Management Office of Honeywell Aerospace EMEAI. Mr. Mabru currently serves as director of both the Board of Friction Material Pacific (FMP) Group Australia PTY Limited and Board of Friction Material Pacific (FMP) Group PTY Limited, which are friction material manufacturers. Mr. Mabru holds a Master of Science degree from the École Nationale de Mécanique et d’Aé rotechniques (ISAE/ENSMA), Poitier, France.
Jérôme Maironi has served as our Senior Vice President, General Counsel and Corporate Secretary since our spin-off from Honeywell in 2018. For the five years prior to the spin-off, Mr. Maironi was the Vice President of Global Legal Affairs for Honeywell Performance Materials and Technologies. Mr. Maironi received a post-graduate degree in Law & Practice of International Trade and a Master of Law from the University Rene Descartes, Paris, France. Mr. Maironi received the Swiss Board School Certification and has also passed the French Bar Exam. Mr. Maironi graduated with an Executive program from INSEAD, Fontainebleau, France.
Fabrice Spenninck has served as our Senior Vice President and Chief Human Resources Officer since our spin-off from Honeywell in 2018. From August 2015 until the spin-off, Mr. Spenninck was Vice President of Human Resources of Honeywell Transportation Systems. From 2013 to 2015, Mr. Spenninck was Vice President of Labor and Employee Relations and, from 2011 to 2013, he was Senior Director of Human Resources (One Country Leader) in France and North Africa at Honeywell. Mr. Spenninck holds a Master’s degree in Human Resources and Labor Relations from the University of Montpellier, France.

26

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Our Compensation Discussion and Analysis describes the principles underlying the material components of the executive compensation programs for our named executive officers (“NEOs”) who are named in the “Summary Compensation Table” below and the factors relevant to an analysis of the compensatory policies and decisions. In 2023, our NEOs were:
•	Olivier Rabiller, President and Chief Executive Officer;
•	Sean Deason, Senior Vice President and Chief Financial Officer;
•	Craig Balis, Senior Vice President and Chief Technology Officer;
•	Thierry Mabru, Senior Vice President, Integrated Supply Chain (ISC); and
•	Jérôme Maironi, Senior Vice President, General Counsel, and Corporate Secretary.
Executive Summary
Financials
Garrett had strong performance during 2023 in what continues to be a volatile environment. Our full-year net sales were $3.9 billion, up 8% (on both a reported basis and a constant currency basis compared with 2022). This increase was driven by growth of both global light vehicles and the turbocharger industry. Strong demand for new product launches and ramp-ups, along with our continued successful efforts of inflation recovery also contributed to the net sales growth, partially offset by foreign exchange headwinds.
Garrett’s solid performance allowed us to generate a full-year net income of $261 million with a net income margin of 6.7%, and a full-year Adjusted EBITDA1 of $635 million with an Adjusted EBITDA Margin1 of 16.3%.
During 2023, we expanded our turbo offerings in hybrid and alternative fuel applications, winning two additional high-volume applications for electric compressors and launching our first Hydrogen Internal Combustion Engine (“H2ICE”) application for commercial vehicles. We continue to build momentum with our zero emission technologies through differentiated breakthrough solutions for electric vehicles in high-speed powertrain, game-changing centrifugal E-Cooling compressors, and the broadest range of hydrogen fuel cell compressors in the industry. We remain focused on creating new and differentiated technology solutions addressing critical electrification challenges across all platforms.
Furthermore, during 2023, Garrett simplified its capital structure through the repurchase and conversion of all remaining Series A preferred stock into common stock. We generated $465 million in cash from our operating activities, with an Adjusted Free Cash Flow1 of $422 million that enabled us to repurchase $213 million of common stock in addition to the Series A Repurchases (as defined below), while investing more than half of our R&D into zero emission technologies. We also continued to de-lever by paying down $200 million of our term loan.
Looking forward to 2024, Garrett expects to deliver strong financial performance generally in line with 2023 in a flat-to-down industry, and we have taken decisive productivity actions to control fixed costs while also adapting our highly variable cost structure to this environment.
[1]	Please refer to the Annex for additional information regarding our non-GAAP financial measures.

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EXECUTIVE COMPENSATION
Compensation Philosophy
Our compensation philosophy is designed to align the interests of our executive officers with those of our stockholders by providing pay that is directly linked to the achievement of performance goals established to create sustainable long-term stockholder value. At the root of our compensation philosophy is the use of variable, at-risk compensation that connects pay outcomes with superior results and sustainable growth execution. Our Chief Executive Officer’s compensation mix did not change during 2023, as shown in the chart below; 83% of the total target compensation of our Chief Executive Officer is at risk.

Compensation Program Highlights
Our overall compensation program is structured to attract, motivate and retain highly qualified executive officers by paying them competitively, consistent with our success and their contribution to that success. Our ability to excel depends on the skills, creativity, integrity and teamwork of our employees. We believe compensation should be structured to reward short-term and long-term business results and exceptional performance, and most importantly, maximize stockholder value.
The following table highlights key features of our executive compensation program. We believe these practices promote good governance and serve the interests of our stockholders.
What We Do
Executive and non-employee director stock ownership requirements
Compensation programs include an oversight process to identify risk
Independent Talent Management and Compensation Committee oversees and evaluates executive compensation programs against competitive practices, regulatory developments and corporate governance trends
Independent Talent Management and Compensation Committee advisor
Clawback policy for executive officers
What We Don’t Do
No single-trigger cash severance or benefits in connection with a change in control
No guaranteed equity compensation or salary increases for executive officers
No excise tax gross-up provisions
No repricing of stock option awards and our plans expressly forbid exchanging underwater options for cash without stockholder approval
No hedging or pledging of our equity securities
No dividends or dividend equivalents paid on unearned PSUs

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2023 Say-on-Pay Vote
At our 2023 annual meeting, approximately 99% of the votes cast by our stockholders approved, on an advisory basis, the compensation of our NEOs, which we believe affirms our stockholders’ support of our executive compensation program.
Determination of Process
Our Talent Management and Compensation Committee oversaw and administered our executive compensation program for 2023, with input from our management team and an independent compensation consultant.
Process and Timeline for Designing and Delivering Compensation
The Talent Management and Compensation Committee is responsible for evaluating programs and procedures for annual and long-term executive compensation and assessing organizational structure and the development of our executives. The Talent Management and Compensation Committee follows a robust process to review and propose to the Board for approval all compensation decisions regarding the NEOs. These decisions are informed by peer group and market data and supported by the review and advice of an independent compensation consultant.
Role of Management
To aid the Talent Management and Compensation Committee in making its determination, our Chief Executive Officer provides recommendations annually to the Talent Management and Compensation Committee regarding the compensation of all other NEOs (i.e., other than himself) based on the overall corporate achievements during the period and his assessment of the individual contributions to our success by each of the other NEOs. Our NEOs do not play a role in their own compensation determinations other than discussing their performance with our Chief Executive Officer, or in the case of the Chief Executive Officer, with the Talent Management and Compensation Committee and Non-Executive Chairman of the Board.
Our senior management also supports the Talent Management and Compensation Committee by developing recommendations for specific award designs, including metric assessment, performance goal-setting, and program administration. While members of our senior management may attend the meetings of the Talent Management and Compensation Committee, they do not attend executive sessions and do not attend the portions of meetings during which their own compensation is discussed.
Role of Independent Compensation Consultant
The Talent Management and Compensation Committee engages Meridian Compensation Partners, LLC (“Meridian”) as its independent compensation consultant. Meridian assists the Talent Management and Compensation Committee in its evaluation of the compensation provided to our Chief Executive Officer and other NEOs and the design of such executive compensation programs. Meridian attends Talent Management and Compensation Committee meetings and provides information, research and analysis pertaining to executive compensation and governance as requested by the Talent Management and Compensation Committee and the Board. Other than advising the Talent Management and Compensation Committee and senior management, as described above, Meridian did not provide any services to the Company in 2023. The Talent Management and Compensation Committee has considered the independence of Meridian, consistent with the requirements of Nasdaq, and has determined that Meridian is independent. Further, pursuant to the U.S. Securities and Exchange Commission (SEC) rules, the Talent Management and Compensation Committee conducted a conflicts of interest assessment and determined that there is no conflict of interest resulting from working with Meridian. The Talent Management and Compensation Committee intends to reassess the independence of its advisor at least annually.
Executive Compensation Peer Group
In 2023, Meridian worked with the Talent Management and Compensation Committee and senior management to review the Garrett compensation peer group of companies to be used for market comparison purposes in terms of executive pay levels and practices. Meridian assessed our peer group against the following characteristics, which are consistent with criteria historically reviewed:

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EXECUTIVE COMPENSATION
•	Size (revenue and market cap);
•	Industry;
•	Primary Location and Global Presence;
•	Global Scope of Operations;
•	Business Model and Fit; and
•	Key Players in Fast Growing Electrified Vehicle Space;
The Talent Management and Compensation Committee was careful to construct a group based on the considerations above that, on the whole, captures Garrett’s global presence and talent market as well as its unique business dynamics. As a U.S.-listed but European-headquartered company that attracts talent globally, we included both U.S. and European companies. For 2023, our peer group consisted of the following companies:
Company Name	Exchange	Country of HQ	Primary Industry Classification	Revenue[1] ($Mil)	Enterprise Value ($Mil)[2]	Market Cap ($Mil)[2]	Employee Count[2]
US-Listed
Allison Transmission Holdings, Inc.	NYSE	US	Construction Machinery & Heavy Ttucks	$3,035	$7,190	$5,204	3,700
American Axle & Manufacturing Holdings, Inc	NYSE	US	Automotive Parts & Equip.	$6,080	$3,389	$1,031	19,000
Autoliv, Inc..	NYSE	Sweden	Automotive Pans & Equip.	$10,475	$10,673	$9,106	62,567
BorgWamer Inc.	NYSE	US	Automotive Parts & Equip.	$14,198	$11,577	$8,427	39,900
Cooper-Standard Holdings Inc.	NYSE	US	Automotive Pans & Equip.	$2,816	$1,410	$336	20,000
Dana Incorporated	NasdaqGS	US	Automotive Parts & Equip.	$10,555	$4,912	$2,109	41,800
Gentex Corporation	NYSE	US	Automotive Pans & Equip.	$2,299	$7,343	$7,618	6,245
Modine Manufacturing Company	NYSE	US	Automotive Parts & Equip.	$2,422	$3,407	$3,119	11,300
Sensata Technologies Holding plc.	NYSE	US	Elec. Comp. & Equip.	$4,054	$8,594	$5,686	19,400
The Timken Company	NYSE	US	Industrial Machinery	$4,769	$7,703	$5,655	19,602
Visteon Corporation	NasdaqGS	US	Automotive Pans & Equip.	$3,954	$3,528	$3,474	10,000
Non-US Listed
Autoneum Holding AG	SWX	Switzerland	Automotive Pans & Equip.	$2,734	$1,551	$792	16,519
ElringKlinger AG	DB	Germany	Automotive Parts & Equip.	$1,987	$782	$350	9,625
HELLA GmbH & Co. KGaA	DB	Gemany	Automotive Pans & Equip.	$8,792	$9,404	$9,167	37,773
Martinrea International Inc.	TSX	Canada	Automotive Parts & Equip.	$4,044	$2,287	$1,130	19,000
Rheinmetall AG	DB	Gemany	Aerospace and Defense	$7,932	$14,672	$12,451	24,753
Tl Fluid Systems plc	LSE	UK	Automotive Parts & Equip.	$3,887	$1,476	$783	25,600
(1)	Amounts in this column reflect trailing 12-month data as of February 6, 2024.
(2)	Amounts in this column reflect data as of December 31, 2023.
Meritor, Inc. was acquired in 2022 by Cummins and LEONI AG was delisted from the Frankfurt Stock Exchange in 2023. As a result, neither company is included in the table above and will not be included in the peer group moving forward. In May 2023, the Talent Management and Compensation Committee determined that Rheinmetall AG no longer qualified as a peer company and, while included as a peer group company in 2023 for market comparison purposes, will not be included in the peer group moving forward.

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The Talent Management and Compensation Committee intends to continually evaluate the peer group to ensure that it remains an appropriate market reference going forward and continues to suit our business needs.
In addition to reviewing information regarding the peer group, our Talent Management and Compensation Committee also leverages broader market survey and data sources to guide the establishment of our executive compensation programs.
Elements of Executive Compensation
The following is a discussion of the primary elements of 2023 compensation for each of our NEOs as determined by our Board. All amounts are shown in USD. Certain amounts payable to our NEOs represent compensation paid in Swiss Francs (including salary and bonuses) and were converted to USD using the exchange rate for the year ended December 31, 2023, of 1 USD to 0.841772 CHF, unless otherwise noted.
Base Salary
Base salaries are intended to attract and compensate high-performing and experienced leaders and are determined based on performance, scope of responsibility, and years of experience with reference made to relevant competitive market data.
The following table sets forth the base salaries for each of our NEOs for 2023, which were increased by our Talent Management and Compensation Committee on February 16, 2023 (effective as of April 1, 2023) in the following amounts to align with the competitive market. The actual base salaries paid to each of our NEOs for 2023 are disclosed in the Summary Compensation Table below.
Named Executive Officer	2022 Annual Base Salary ($)[1]	2023 Annual Base Salary ($)[1]	Percentage Increase (%)[1]
Olivier Rabiller	1,090,556	1,123,273	3.0
Sean Deason	690,686	704,499	2.0
Craig Balis	506,075	523,788	3.5
Thierry Mabru	509,996	527,846	3.5
Jérôme Maironi	542,605	553,457	2.0
(1)
2022 and 2023 base salaries disclosed in the respective columns above were originally denoted in local currency (CHF) and, in each case, have been converted to USD using the exchange rate for the year-ended December 31, 2023 of 1 USD to 0.841772 CHF. The percentage increase in the chart above reflects the increase in base salary denominated in local currency (CHF) prior to conversion to USD.

Short-Term Incentive Compensation Plan (“ICP”) Awards
ICP awards are intended to motivate and reward executives to achieve annual corporate, strategic business group and functional goals in key areas of financial and operational performance. Each NEO’s target ICP opportunity is based upon a percentage of base salary. The target percentages for each NEO, as a percentage of base salary, are set forth below:
Named Executive Officer	2023 Target ICP Opportunity (% of Base Salary)
Olivier Rabiller	125%
Sean Deason	80%
Craig Balis	70%
Thierry Mabru	70%
Jérôme Maironi	65%

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For 2023, the ICP payout was based in part on the achievement of objective Company performance criteria (the “Company Performance Portion”), which represented 75% of the award opportunity, and on the achievement of individual performance goals (the “Individual Performance Portion”), which represented the remaining 25% of the award opportunity.
Company Performance. The 2023 ICP award opportunities under the Company Performance Portion were based on the achievement of three financial performance criteria: Adjusted EBITDA ($M), Adjusted EBITDA Margin (%) and Adjusted Free Cash Flow Conversion (%), weighted as shown in the table below.
Performance goals for each metric were established at threshold, target and maximum levels. Payout for achievement at or above maximum for each metric was capped at 200% of target, and achievement below threshold would result in no payout. Straight-line interpolation is used to calculate payouts associated with results falling between goals. The goals were set at levels that were expected to be challenging but achievable at the outset of the year. The following table sets forth the applicable goals and achievements for each measure:
Performance Criteria*	Weighting	Threshold (25%)	Target (100%)	Maximum (200%)	Achievement	Payout
Adjusted EBITDA $M(1)	40%	$502	$590	$679	$635	138%
Adjusted EBITDA Margin(2)	40%	14.4%	15.7%	17.0%	16.4%	144%
Adjusted Free Cash Flow Conversion(3)	20%	52.7%	62.0%	71.3%	70.4%	185%
*	Achievement of each metric is determined on a constant currency basis and excludes the impact of changes in foreign exchange rates.
(1)
“Adjusted EBITDA” is defined as our net income calculated in accordance with U.S. GAAP, plus the sum of interest expense net of interest income, tax expense and depreciation, further adjusted for capital structure transformation costs, stock compensation expense, non-operating income/expense, repositioning costs, discounting costs on factoring, and foreign exchange gain/loss on debt net of related hedging gains/losses.

(2)	“Adjusted EBITDA Margin” is defined as Adjusted EBITDA divided by net sales.
(3)
“Adjusted Free Cash Flow Conversion” is defined as adjusted free cash flow (i.e., net cash provided by operating activities less expenditures for property plant and equipment, and additionally adjusted for discretionary items including cash paid for repositioning charges and capital structure transformation expenses, cash flow impacts for factoring and guaranteed bank notes activity, and cash proceeds from cross currency swap contracts) divided by adjusted EBITDA.

Individual Performance: Effective for 2023 and onwards, the Talent Management and Compensation Committee determined the bonus pool for the individual ICP payout which represents 25% of the award opportunity. Our Chief Executive Officer recommends individual payouts (such payout capped at 200% of target) for our NEOs to the Talent Management and Compensation Committee and the Board for approval. The Chief Executive Officer’s payout allocation is determined by our Talent Management and Compensation Committee and the Board based on his achievement of the individual performance goals. For 2023, the Talent Management and Compensation Committee determined the achievement of individual goals was above target. The ultimate allocations for our NEOs, including our Chief Executive Officer, under the bonus pool are set forth in the ICP pay-out table below.
Each of the NEOs had individual performance goals for 2023 as follows:
•	Mr. Rabiller’s goals included the following;
•	implementing Electric Vehicle growth vectors initiatives to planned milestones;
•	pursuing organic and inorganic growth opportunities;
•	ensuring flawless launches for core turbo, e-boosting, fuel cell compressors;
•	optimizing capital allocation by simplifying capital structure;
•	delivering on ESG milestones and advancing the Company’s long-term ESG strategy; and
•	adapting cost to volatile revenue outlook; and
•	reinforcing compliance process.

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•	Mr. Deason’s goals included the following:
•	building and implementing a comprehensive plan to simplify the capital structure and optimize capital allocation to maximize long-term shareholder value;
•	develop financial modelling for medium and long-term planning;
•	enhance working capital and cash flow forecasting and variance analysis; and
•	execute fixed cost and productivity initiatives.
•	Mr. Balis’ goals included the following:
•	implementing Electric Vehicle (EV) growth vectors and achieving milestones for such plans;
•	driving organic pipeline projects to go/no go decisions;
•	continuing to drive core turbo transformation;
•	delivering Research and Development transformation; and
•	delivering on ESG milestones and finalizing long-term ESG strategy.
•	Mr. Mabru’s goals included the following:
•	delivering on the Company’s end-to-end supply chain transformation initiative;
•	achieving a new supply chain planning system;
•	delivering on direct material, freight and indirect cost objectives, including inflation management initiatives;
•	reinforcing compliance process as part of the Garrett Excellence Model (GEM) and updating GEM requirements and certifications accordingly; and
•	delivering on the Company’s Safety Quality Delivery Continuous Improvement targets.
•	Mr. Maironi’s goals included the following:
•	supporting strategic capital allocation actions;
•	enforcing compliance with a specific focus on record retention;
•	implementing government sponsored technology programs globally; and
•	delivering on ESG milestones (especially on governance).
Individual performance goals for the NEOs are typically developed during the Company’s annual strategic planning to ensure rigor and business alignment, and the year-end performance assessment is performed using a formal process that matches actual performance and behaviors against established expectations.
The Company Performance Portion and the Individual Performance Portion for each NEO are weighted 75% and 25%, respectively, to determine the total ICP payout for each NEO.
The 2023 annual cash payments paid to our NEOs under the ICP are as follows:
Named Executive Officer	2023 Total ICP Payout[1]
	Earned ($)	Payout as % Target (%)
Olivier Rabiller	2,246,546	160%
Sean Deason	887,669	158%
Craig Balis	545,394	149%
Thierry Mabru	549,620	149%
Jérôme Maironi	503,646	140%
1.
The 2023 ICP payouts disclosed in the respective columns above were originally denoted in local currency (CHF) and, in each case, have been converted to USD using the exchange rate for the year ended December 31, 2023 of 1 USD to 0.841772 CHF.

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EXECUTIVE COMPENSATION
The actual annual cash payments payable for 2023 under the ICP are set forth in the Summary Compensation Table below in the column titled “Non-Equity Incentive Plan Compensation.”
Equity Awards
The goal of our long-term, equity-based incentive awards is to align the interests of our NEOs with the interests of our stockholders. Because vesting is based on continued service, our equity-based incentives also encourage the retention of our NEOs during the award vesting period.
Long Term Incentive Plan (“LTI Plan”)
Pursuant to the NEOs’ offer letters or employment agreements (and for Messrs. Rabiller, Deason and Mabru, as increased in prior fiscal years), each of our NEOs is eligible for an annual grant of equity awards with an initial target opportunity of 350%, 190%, 200%, 190% and 189%, respectively, of the executive’s annual base salary. On February 16, 2023, our Talent Management and Compensation Committee determined to increase the equity award opportunity of Mr. Rabiller (from 350% to 375%) to align with competitive market compensation provided to officers in similar roles. Under our LTI Plan, the Board granted awards, 60% in the form of PSUs and 40% in the form of RSUs to our NEOs.
The PSUs will vest based on the achievement of Relative TSR, cumulative Adjusted EBITDA $M and cumulative Adjusted EBITDA Margin %, weighted 33%, 33% and 33%, respectively. The PSUs vest at the end of a three-year performance period from January 1, 2023 through December 31, 2025 at levels ranging from 0% to 200% of the target level depending on the Company’s performance against the performance metrics.
The RSUs will vest in three equal installments on the anniversary of the grant date over three years, subject to continued employment. The tables below set forth the number and value of each equity award granted under the LTI Plan.
The “Relative TSR” component is based on the Company’s total shareholder return relative to the total shareholder return of a group of the Company’s peers measured over the three-year performance period, with the payout achievement scale as follows: 0% payout below the 25th percentile; 50% payout at the 25th percentile; 100% payout at the 50th percentile; and 200% payout at and above the 75th percentile. The peer group for PSUs granted in 2023 included: Allison Transmission Holdings, Inc., American Axle & Manufacturing Holdings, Inc., Autoliv Inc., BorgWarner Inc., Cooper-Standard Holdings Inc., Dana Incorporated, Gentex Corporation, Modine Manufacturing Company, Sensata Technologies Holding plc, The Timken Company, Visteon Corporation, Autoneum Holding G, ElringKlinger AG, HELLA Gmbh & Co. KGaA, LEONI AG, Martinrea International Inc. and TI Fluid Systems plc.
We made the following grants of PSUs and RSUs under the LTI Plan to our named executive officers in 2023:
Named Executive Officer	Aggregate Dollar- Denominated Value ($)[1]	PSUs (#)	RSUs (#)
Olivier Rabiller	$4,286,321	275,530	183,686
Sean Deason	$1,362,081	87,556	58,371
Craig Balis	$1,065,989	68,523	45,682
Thierry Mabru	$1,020,533	65,601	43,734
Jérôme Maironi	$1,064,419	68,422	45,615
1.
The amounts in this column represent the grant date fair value of stock awards calculated in accordance with ASC 718, Compensation - Stock Compensation (“ASC 718’) which, for PSU awards, is based on the probable outcome of the performance conditions and Monte Carlo valuation of the market conditions.

Other Company Compensation and Benefit Programs for Fiscal 2023
In addition to the annual and long-term compensation programs described above, we provided the NEOs with benefits and limited perquisites consistent with those provided to other Company executives, as described below.

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Severance Benefits
Certain of our NEOs’ employment agreements and offer letters provide that the executive is eligible to receive severance payments upon a qualifying involuntary termination of employment, including in connection with a change in control of our Company (referred to as a “double trigger” change in control). Additionally, we maintain a severance policy under which our NEOs are eligible to receive severance payments and benefits upon a qualifying termination, including in connection with a change in control. We believe that these protections serve to encourage continued attention and dedication to duties without distraction arising from the possibility of a change in control, and provide the business with a smooth transition in the event of such a termination of employment in connection with a transaction. These severance and change in control arrangements are designed to retain certain of our executives in these key positions as we compete for talented executives in the marketplace where such protections are commonly offered. For a detailed description of the severance provisions contained in our NEOs’ employment agreements and offer letters and our severance policy, see “Summary of Potential Payments and Benefits—Termination Events” below.
Garrett Supplemental Savings Plan
We maintain the Garrett Supplemental Savings Plan for our executives in the United States. This plan provides our executives with the opportunity to defer pre-tax compensation and incentive compensation that cannot be contributed to our 401(k) savings plan due to IRS limitations. These amounts may be matched by Garrett, and the amount of such matching contributions are at our discretion. Matching contributions, if any, are immediately vested. Deferred compensation balances earn interest through the Fidelity U.S. Bond Index Fund, which is subject to change on a daily basis. This plan is explained in detail in the section entitled “Nonqualified Deferred Compensation-Fiscal Year 2023.” Mr. Balis does not actively contribute to the plan (and we are not actively making any matching contributions to his account); however, his account continues to earn interest under the plan. Mr. Balis elected to receive benefits under this plan in a lump sum, which amount will be paid on the later of six months or in January of the year following his separation from service.
Retirement Plan
Our NEOs are eligible to participate in Garrett’s pension plan sponsored in Switzerland and named “Columna Collective Foundation—Client Invest Winterthur”. For a detailed description of Garrett’s Swiss pension plan, see “Pension-Benefits-Fiscal Year 2023” below.
Comprehensive Benefits Package
We provide a competitive benefits package to all full-time employees, including the NEOs, which includes life insurance benefits and, in Switzerland, accident and loss of earnings insurance.
Other Benefits and Perquisites
In 2023, the NEOs were eligible for benefits under the Company’s car policy (in the form of cash allowance) as it generally applies to executives in Switzerland, as well as reimbursements associated with legal representation, family, tax, legal, financial planning and health expenses. In 2023, we also provided Mr. Deason with tuition reimbursement in an amount equal to $80,480 to cover his children’s international school fees in accordance with the terms of his current employment agreement with the Company.
Additional Compensation Components
In the future, we may provide different and/or additional compensation components, benefits and/or perquisites to our NEOs to ensure that we provide a balanced and comprehensive compensation structure. We believe that it is important to maintain flexibility to adapt our compensation structure to properly attract, motivate and retain the top executive talent for which we compete. All future practices regarding compensation components, benefits and/or perquisites will be subject to periodic review by the Talent Management and Compensation Committee.

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Other Matters
Tax and Accounting Considerations
Section 409A of the Internal Revenue Code
Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our NEOs, so that they are either exempt from, or satisfy the requirements of, Section 409A of the Code.
Section 280G of the Internal Revenue Code
Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies that undergo a change in control. In addition, Section 4999 of the Code imposes a 20% penalty on the individual receiving the excess payment.
Parachute payments are compensation that is linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including stock options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G of the Code based on the executive’s prior compensation. In approving the compensation arrangements for our NEOs in the future, the Talent Management and Compensation Committee will consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 280G of the Code. However, the Talent Management and Compensation Committee may, in its authority under the applicable compensation plans, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Code and the imposition of excise taxes under Section 4999 of the Code when it believes that such arrangements are appropriate to attract and retain executive talent.
Accounting Standards
ASC Topic 718 requires us to calculate the grant date “fair value” of our stock-based awards using a variety of assumptions. ASC Topic 718 also requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of restricted stock, RSUs and PSUs under our equity incentive award plans will be accounted for under ASC Topic 718. The Talent Management and Compensation Committee will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align the accounting expense of our equity awards with our overall executive compensation philosophy and objectives.
Responsible Equity Grant Practices
Our equity grant practices ensure all grants are made on fixed grant dates and at grant prices equal to the fair market value of our Common Stock on such dates. Equity grants are awarded under our stockholder-approved plans and we do not backdate, reprice or grant equity awards retroactively. Our stockholder- approved equity plans prohibit repricing of awards or exchanges of underwater options for cash or other securities without stockholder approval.
Securities Trading Policy
Our policy on securities trading prohibits our directors, officers and employees from trading in our securities during certain designated blackout periods and otherwise while they are aware of material non-public information.
Prohibition on Hedging and Pledging
Our securities trading policy prohibits directors and executive officers, and their Related Parties (as defined in such policy), from purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging or

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offsetting any decrease in the market value of the Company’s equity securities whether they are (1) granted by the Company as part of the person’s compensation; or (2) otherwise held, directly or indirectly. See “Additional Prohibited Transactions” above for more information about the securities trading policy.
Clawback Policy
We maintain a clawback policy that requires certain cash and equity incentive compensation to be repaid to the Company by its executive officers in the event of the Company being required to prepare an accounting restatement as a result of intentional or grossly negligent misconduct by such executive officer. The clawback policy also authorizes the Board, or a designated committee, to recoup bonus or incentive compensation (whether cash-based or equity-based) such executive officer received during the three fiscal years preceding the year the restatement is determined to be required, to the extent such bonus or incentive compensation exceeds what the executive officer would have received based on an applicable restated performance measure or target.
The SEC adopted final rules in October 2022 to implement Section 954 of the Dodd-Frank Act, which mandates national securities exchanges and associations to establish listing standards requiring all listed companies to adopt and comply with compensation recovery (clawback) policies for incentive-based compensation received by current and former executive officers based on financial statements that are subsequently restated, and to disclose their clawback policies in accordance with SEC rules. On February 22, 2023, Nasdaq proposed its clawback listing standards that generally align with the SEC’s adopted clawback rules and require listed companies to file clawback-related disclosure in applicable SEC filings. In light of Nasdaq’s adoption of its clawback listing standards, we adopted a new clawback policy, filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, that complies with the new SEC and Nasdaq listing standards, and provides that the Company shall recover certain incentive-based compensation of our current and former executive officers in the event the Company is required to prepare a qualifying accounting restatement.
Stock Ownership Guidelines and Broad-Based Stock Ownership
In addition to the elements of executive officer compensation described above, we have adopted stock ownership guidelines pursuant to which our NEOs are required to hold a number of shares of our common stock having a market value equal to or greater than a multiple of each executive’s base salary. Until the applicable ownership guideline is achieved, each NEO is required to retain at least 50% of the shares acquired from Company equity awards after payment (or withholding) of the exercise price, if applicable, and taxes. Once the applicable ownership guideline is achieved, the aforementioned retention ratio will no longer apply. If an NEO’s share ownership subsequently falls back below the applicable ownership guideline and remains below the ownership guideline on a continuous basis for a period of more than 24 months, the NEO will be required to comply again with the retention ratio until such time as the NEO again achieves the ownership guidelines.
Our ownership guidelines are shown below. We believe the use of a retention ratio appropriately balances the need to work toward achieving these requirements with standard liquidity needs our NEOs may face. While Messrs. Rabiller and Mabru met their ownership requirements under our ownership guidelines, as of December 31, 2023, all other NEOs did not meet their respective ownership requirements as a result of the cancellation and cash out of their equity awards under the 2018 Plan due to the Company’s emergence from bankruptcy. Also, our ownership guidelines do not take into account PSUs held by each NEO, only their RSUs and freely tradeable shares.
Named Executive Officer	Ownership Guideline as a Multiple of Base Salary
Olivier Rabiller	5x
Sean Deason	3x
Craig Balis	3x
Thierry Mabru	2x
Jérôme Maironi	3x

2024 Proxy Statement	37

TALENT MANAGEMENT AND COMPENSATION COMMITTEE REPORT
TALENT MANAGEMENT AND COMPENSATION COMMITTEE REPORT
The information contained in this Report of the Talent Management and Compensation Committee shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).
The Talent Management and Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
TALENT MANAGEMENT AND COMPENSATION COMMITTEE
Julia Steyn (Chair)
Kevin Mahony
Robert Shanks

38

SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our NEOs for the years ended December 31, 2023, 2022 and 2021.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total $
Olivier Rabiller President and Chief Executive Officer	2023	1,115,094	—	4,286,321	—	2,246,546	130,490	41,935	7,820,387
	2022	989,056	—	—	—	997,034	97,904	22,412	2,106,406
	2021	984,801	—	7,602,860	—	2,215,802	165,233	22,650	10,991,346
Sean Deason Chief Financial Officer	2023	701,046	—	1,362,081	—	887,669	104,805	109,175	3,164,776
	2022	626,402	—	—	—	378,952	81,270	115,235	1,201,859
	2021	623,707	—	2,500,936	—	866,853	59,590	174,189	4,225,376
Craig Balis Senior Vice President and Chief Technology Officer	2023	519,360	—	1,065,989	—	545,394	120,794	36,439	2,287,976
	2022	454,197	—	—	—	251,027	83,089	44,691	833,004
	2021	437,690	—	1,696,637	—	453,008	122,457	31,260	2,741,052
Thierry Mabru Senior Vice President, Integrated Supply Chain	2023	523,383	—	1,020,533	—	549,620	123,053	24,591	2,241,179
	2022	458,230	—	—	—	293,642	83,475	22,412	857,760
	2021	443,161	—	1,374,280	—	471,965	101,235	22,650	2,413,292
Jérôme Maironi Senior Vice President, General Counsel and Corporate Secretary	2023	550,744	—	1,064,419	—	503,646	116,730	34,296	2,269,835
	2022	492,701	—	—	—	225,814	91,535	46,800	856,849
	2021	492,401	—	1,803,722	—	560,106	93,139	28,676	2,978,043
(1)
Base salary and other compensation values in this Summary Compensation Table originally denoted in local currency (CHF) have been converted to USD using the average exchange rate for the year-ended December 31, 2023 of 1 USD to 0.841772 CHF.

(2)
Amounts for 2023 represent the grant date value of RSU awards granted under the LTI Plan. The amounts in this column represent the grant date fair value of stock awards calculated in accordance with ASC 718, Compensation – Stock Compensation (“ASC 718”) which, for PSU awards, is based on the probable outcome of the performance conditions and Monte Carlo valuation of the market conditions. For a discussion of valuation assumptions, see Note 23 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 15, 2024. The value for each PSU award, granted in 2023 under the LTI Plan, as of the grant date, assuming the maximum level of performance, is $4,606,862, $1,463,936, $1,145,705, $1,096,849, and $1,144,016 for Messrs. Rabiller, Deason, Mabru, Balis, and Maironi, respectively. There can be no assurance that these grant date fair values will ever be realized by the NEOs.

(3)	No stock options were granted in fiscal year 2023, 2022 or 2021.
(4)
Amounts represent the payouts earned under our ICP in 2023. For 2023, the awards under the ICP were based on the NEO’s target incentive, and annual base salary as of September 1, 2023. See “Elements of Executive Compensation-Short-Term Incentive Compensation Plan (“ICP”) Awards” for a detailed discussion of the 2023 ICP.

2024 Proxy Statement	39

SUMMARY COMPENSATION TABLE
(5)
The change in pension value includes the increase in vested benefits in 2023 under our Swiss pension scheme attributable to employer contributions and allocated interest. See “Nonqualified Deferred Compensation—Fiscal Year 2023” for a detailed discussion of the Garrett Supplemental Savings Plan and “Pension Benefits-Fiscal Year 2023” for a detailed discussion of the Garrett Swiss Plan.

(6)	For 2023, “All Other Compensation” consists of the following:
Item	Olivier Rabiller	Sean Deason	Craig Balis	Thierry Mabru	Jérôme Maironi
Car Allowance ($)	24,591	24,591	24,591	24,591	24,591
Tuition Reimbursement ($)	—	80,480	—	—	—
Tax Planning ($)	—	4,104	11,848	—	9,705
Other Reimbursement ($)[1]	17,344	—	—	—	—
Total ($)	41,935	109,175	36,439	24,591	34,296
1.	Regular periodic executive physical.

40

GRANTS OF PLAN-BASED AWARDS – FISCAL YEAR 2023
GRANTS OF PLAN-BASED AWARDS—FISCAL YEAR 2023
The following table shows all plan-based awards which the Company granted to the NEOs during 2023.
				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(2)
Name	Award Type	Performance Plan	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Olivier Rabiller	ICP	—	—	351,023	1,404,091	2,808,183	—	—	—	—	—
	PSU	LTI Plan	2/17/2023	—	—	—	91,843	275,530	551,060	—	2,750,706
	RSU	LTI Plan	2/17/2023	—	—	—	—	—	—	183,686	1,535,615
Sean Deason	ICP	—	—	140,900	563,600	1,127,199	—	—	—	—	—
	PSU	LTI Plan	2/17/2023	—	—	—	29,185	87,556	175,112	—	874,099
	RSU	LTI Plan	2/17/2023	—	—	—	—	—	—	58,371	487,982
Craig Balis	ICP	—	—	91,663	366,651	733,303	—	—	—	—	—
	PSU	LTI Plan	2/17/2023	—	—	—	22,841	68,523	137,046	—	684,088
	RSU	LTI Plan	2/17/2023	—	—	—	—	—	—	45,682	381,902
Thierry Mabru	ICP	—	—	92,373	369,492	738,984	—	—	—	—	—
	PSU	LTI Plan	2/17/2023	—	—	—	21,867	65,601	131,202	—	654,917
	RSU	LTI Plan	2/17/2023	—	—	—	—	—	—	43,734	365,616
Jérôme Maironi	ICP	—	—	89,937	359,747	719,495	—	—	—	—	—
	PSU	LTI Plan	2/17/2023	—	—	—	22,807	68,422	136,844	—	683,078
	RSU	LTI Plan	2/17/2023	—	—	—	—	—	—	45,615	381,341
(1)
The amounts shown represent the range of potential payouts under the 2023 ICP. The actual payouts were determined in February and paid in March 2024, as shown in the Summary Compensation Table above. See “Elements of Executive Compensation—Short-Term Incentive Compensation Plan (“ICP”) Awards” for a detailed discussion of the 2023 ICP.

(2)
The amounts shown represent the grant date fair value calculated in accordance with ASC 718. For the awards which are subject to performance-based conditions, the amounts shown are based on the probable outcome of the performance conditions. For a discussion of valuation assumptions, see Note 23 to the consolidated and combined financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 15, 2024.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
The material terms of the employment agreements and/or offer letters with each of our NEOs, as in effect in 2023, are described below.
President and Chief Executive Officer-Olivier Rabiller
Mr. Rabiller serves as President and Chief Executive Officer of the Company pursuant to the letter agreement, dated May 2, 2018, that was assumed by the Company on completion of the Spin-Off. The letter provides Mr. Rabiller with an annual base salary of $1,033,534 (which was $1,123,273 in 2023) and an annual cash incentive target opportunity under the ICP equal to 100% of his annual base salary (which was 125% in 2023), and other elements of his compensation.

2024 Proxy Statement	41

GRANTS OF PLAN-BASED AWARDS – FISCAL YEAR 2023
Additionally, under the offer letter, Mr. Rabiller is eligible for an annual grant of equity awards with an initial target opportunity of 325% of annual base salary (which was 375% in 2023). Mr. Rabiller’s annual equity award will be determined by the Board and will be based on his individual performance.
In addition, Mr. Rabiller is eligible to receive vacation benefits in accordance with Company policy and a cash car allowance in the amount of $2,049 per month.
In the event of Mr. Rabiller’s involuntary termination of employment without cause, he will be entitled to certain payments, as described under “Summary of Potential Payments and Benefits—Termination Events” below. Mr. Rabiller’s offer of employment is also contingent upon his execution of the Company’s intellectual property and non-competition agreements, which include two-year post-termination non-competition and non-solicitation restrictions and customary confidentiality provisions.
Senior Vice President and Chief Financial Officer—Sean Deason
On May 29, 2020, the Company and Garrett Motion Sàrl entered into an employment agreement with Mr. Deason appointing him as Senior Vice President and Chief Financial Officer of the Company effective June 15, 2020. The agreement provides Mr. Deason with an annual base salary of $677,143 (which was $704,499 in 2023) and an annual cash incentive target opportunity under the ICP equal to 80% of his annual base salary.
In addition, pursuant to his employment agreement, Mr. Deason received a one-time sign-on bonus of $1,063,570. The sign-on bonus would have been repaid by Mr. Deason if prior to the one-year anniversary of his start date, Mr. Deason’s employment was terminated for any reason. Mr. Deason also received a one-time relocation bonus equal to $159,535, which is subject to repayment if Mr. Deason terminates employment for any reason or if Garrett Motion Sàrl terminates Mr. Deason’s employment (other than for reason of redundancy) prior to the second anniversary of his start date. Additionally, under the employment agreement, Mr. Deason is eligible for an annual grant of equity awards with an initial target opportunity of 170% of annual base salary (which was 190% in 2023). Mr. Deason’s annual equity award will be determined by the Board and will be based on his individual performance.
Mr. Deason is also eligible to receive vacation benefits in accordance with Company policy, a cash car allowance in the amount of $2,049 per month and tuition reimbursement, for up to two years, to cover the cost of his children’s international school fees. Mr. Deason’s employment agreement also includes two-year post-termination non-competition restrictions and one-year post-termination non-solicitation restrictions.
In the event of Mr. Deason’s involuntary termination of employment without cause, he will be entitled to certain payments, as described under “Summary of Potential Payments and Benefits-Termination Events” below. Mr. Deason’s offer of employment is also contingent upon his execution of the Company’s intellectual property and non-competition agreements, which include customary confidentiality provisions.
Other NEOs—Craig Balis, Thierry Mabru, and Jérôme Maironi
Messrs. Balis, Mabru, and Maironi each serve as “Senior Vice President and Chief Technology Officer”, “Senior Vice President, Integrated Supply Chain (ISC)” and “Senior Vice President, General Counsel, and Corporate Secretary”, respectively, pursuant to letter agreements that were assumed by the Company on completion of the Spin-Off.
The offer letters for Messrs. Balis, Mabru, and Maironi each provide for an annual base salary of $475,188, $481,128, and $534,587 (which was $523,788, $527,846, and $553,457 in 2023), respectively, and an annual cash incentive target opportunity under the ICP equal to 55%, 55% and 60% of the executive’s annual base salary, respectively, which have since been increased to 70%, 70% and 65%, respectively, after taking into consideration industry and market data, and mix of target compensation for each executive.
Additionally, under the offer letters, each of Messrs. Balis, Mabru, and Maironi is eligible for an annual grant of equity awards with an initial target opportunity of 200%, 160% and 189% (which was 200%, 190%, and 189% in 2023), respectively, of the executive’s annual base salary. Annual equity awards will be determined by the Board and are based on the executive’s individual performance.

42

GRANTS OF PLAN-BASED AWARDS – FISCAL YEAR 2023
In addition, Messrs. Balis, Mabru, and Maironi are eligible to receive vacation benefits in accordance with Company policy and a cash car allowance in the amount of $2,049 per month. Further, Mr. Maironi was also entitled to relocation assistance in connection with his relocation to Switzerland in accordance with Company policy.
In the event of Messrs. Balis, Mabru, or Maironi’s involuntary termination of employment without cause, they will be entitled to certain payments, as described under “Summary of Potential Payments and Benefits—Termination Events” below. The offer letters for Messrs. Balis, Mabru and Maironi are also contingent upon the execution of the Company’s intellectual property and non-competition agreements, which include two-year post-termination non-competition and non-solicitation provisions and customary confidentiality provisions.

2024 Proxy Statement	43

GRANTS OF PLAN-BASED AWARDS – FISCAL YEAR 2023
OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR-END
The following table shows all outstanding Company equity awards held by the NEOs as of December 31, 2023:
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(1)
Olivier Rabiller	5/26/2021	—	—	—	—	272,701(2)	2,637,019	—	—
	5/26/2021	—	—	—	—	—	—	334,239(3)	3,232,091(4)
	2/17/2023	—	—	—	—	183,686(5)	1,776,244	—	—
	2/17/2023	—	—	—	—	—	—	367,373(6)	3,552,497(7)
Sean Deason	5/26/2021	—	—	—	—	89,704(2)	867,438	—	—
	5/26/2021	—	—	—	—	—	—	109,947(3)	1,063,187(4)
	2/17/2023	—	—	—	—	58,371(5)	564,448	—	—
	2/17/2023	—	—	—	—	—	—	116,741(6)	1,128,885(7)
Craig Balis	5/26/2021	—	—	—	—	60,855(2)	588,468	—	—
	5/26/2021	—	—	—	—	—	—	74,588(3)	721,266(4)
	2/17/2023	—	—	—	—	45,682(5)	441,745	—	—
	2/17/2023	—	—	—	—	—	—	91,364(6)	883,490(7)
Thierry Mabru	5/26/2021	—	—	—	—	49,294(2)	476,673	—	—
	5/26/2021	—	—	—	—	—	—	60,417(3)	584,232(4)
	2/17/2023	—	—	—	—	43,734(5)	422,908	—	—
	2/17/2023	—	—	—	—	—	—	87,468(6)	845,816(7)
Jérôme Maironi	5/26/2021	—	—	—	—	64,697(2)	625,620	—	—
	5/26/2021	—	—	—	—	—	—	79,295(3)	766,783(4)
	2/17/2023	—	—	—	—	45,615(5)	441,097	—	—
	2/17/2023	—	—	—	—	—	—	91,229(6)	882,184(7)
(1)	Market value is determined based on the closing price of our common stock on December 29, 2023 or $9.67 per share.
(2)
On May 25, 2021, the Board approved awards of RSUs for each NEO, each scheduled to vest in substantially equal installments on the first five anniversaries of the grant date, subject to continued employment on the applicable vesting date.

(3)
On May 25, 2021, the Board approved awards of PSUs. The performance period for the PSUs will end on December 31, 2023. In accordance with applicable SEC rules, the number of PSUs shown represents the number of performance shares that may be earned during the performance period based on the threshold achievement of Absolute TSR with stock price hurdles and on-target achievement of Adjusted EBITDA $M and Adjusted EBITDA Margin %, weighted 60%, 20% and 20%, respectively, subject to continued employment through the last day of the applicable performance period.

(4)
Represents both (A) the EBITDA-based PSUs at target achievement, granted on May 26, 2021 that may vest on the date that our Company releases its earnings for the fiscal year ending December 31, 2023 if specified performance criteria are met, subject to the exercise of negative discretion by the Talent Management and Compensation Committee (the performance metrics for this award are the cumulative Adjusted EBITDA for the “performance period” commencing January 1, 2021 and ending on December 31, 2023 (20%) and cumulative Adjusted EBITDA Margin for the performance period (20%)); and (B) the TSR-based PSUs at threshold achievement granted on May 26, 2021 that may vest on the date that our Company releases its earnings for the fiscal year ending December 31, 2023 if specified performance criteria are met, subject to the exercise of negative discretion by the Talent Management and Compensation Committee (the performance metric for this award is Absolute TSR for the period commencing January 1, 2022 and ending on December 31, 2023) By December 31, 2023, Adjusted EBITDA $M and Adjusted EBITDA Margin % metrices reached 100% achievement, while Absolute TSR reached 56% achievement.

(5)
On February 16, 2023, the Board approved awards of RSUs for each NEO, each scheduled to vest in substantially equal installments on the first three anniversaries of the grant date, subject to continued employment on the applicable vesting date.

44

GRANTS OF PLAN-BASED AWARDS – FISCAL YEAR 2023
(6)
On February 16, 2023, the Board approved awards of PSUs. The performance period for the PSUs will end on December 31, 2025. In accordance with applicable SEC rules, the number of PSUs shown represents the number of performance shares that may be earned during the performance period based on the threshold achievement of Relative TSR and on-target achievement of cumulative Adjusted EBITDA $M and cumulative Adjusted EBITDA Margin %, weighted 33%, 33% and 33%, respectively, subject to continued employment through the last day of the applicable performance period.

(7)
Represents both (A) the EBITDA-based PSUs at target achievement, granted on February 17, 2023 that may vest on the date that our Company releases its earnings for the fiscal year ending December 31, 2025 if specified performance criteria are met, subject to the exercise of negative discretion by the Talent Management and Compensation Committee (the performance metrics for this award are the cumulative Adjusted EBITDA for the “performance period” commencing January 1, 2023 and ending on December 31, 2025 (33%) and cumulative Adjusted EBITDA Margin for the performance period (33%)); and (B) the TSR-based PSUs at threshold achievement granted on February 17, 2023 that may vest on the date that our Company releases its earnings for the fiscal year ending December 31, 2025 if specified performance criteria are met, subject to the exercise of negative discretion by the Talent Management and Compensation Committee (the performance metric for this award is Relative TSR for the period commencing January 1, 2023 and ending on December 31, 2025). By December 31, 2023, Adjusted EBITDA $M and Adjusted EBITDA Margin % metrics reached 99% achievement, while Relative TSR reached 113% achievement.

STOCK VESTED—FISCAL YEAR 2023
The following table shows for 2023 the number of shares acquired upon the vesting of Company stock awards and the value realized upon such vesting:
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Olivier Rabiller	90,899	750,826
Sean Deason	29,901	246,982
Craig Balis	20,285	167,554
Thierry Mabru	16,430	135,712
Jérôme Maironi	21,565	178,127
(1)	Represents the amounts realized based on the fair market value of our common stock on the vesting date for awards that vested during the 2023 fiscal year.

2024 Proxy Statement	45

GRANTS OF PLAN-BASED AWARDS – FISCAL YEAR 2023
PENSION BENEFITS—FISCAL YEAR 2023
The following table provides summary information about the pension benefits that have been earned by our NEOs in 2023. For 2023, the NEOs all participated in a pension plan sponsored in Switzerland and named “Columna Sammelstiftung Client Invest Winterthur” (the “Garrett Swiss Plan”). Garrett Swiss Plan benefits depend on each NEO’s annual contribution election and age. The column in the table below entitled “Present Value of Accumulated Benefits” represents the value of the employer contributions in the Garrett Swiss Plan with related interest, converted to U.S. dollars.
Name	Plan Name	Numbers of Years Credited Service (#)(1)	Present Value of Accumulated Benefits
Olivier Rabiller	Garrett Swiss Plan	13.0	1,170,336
Sean Deason	Garrett Swiss Plan	3.5	274,581
Craig Balis	Garrett Swiss Plan	9.6	885,544
Thierry Mabru	Garrett Swiss Plan	12.8	802,366
Jérôme Maironi	Garrett Swiss Plan	5.5	460,684
(1)	Garrett Swiss Plan benefits are not dependent upon years of credited service.
Garrett Swiss Plan Information
The Garrett Swiss Plan is a broad-based pension plan in which all of Garrett’s Swiss-based employees participate, as well as our NEOs. The Garrett Swiss Plan complies with Swiss tax requirements applicable to broad-based pension plans. Normal retirement age under the Garrett Swiss Plan is 65, for men, and 64, for women. All benefits are immediately vested.
The NEOs can contribute to the Garrett Swiss Plan based on their age at rates that range from 5.5%-11.5% of pensionable salary with additional contributions for death and disability benefits. Employer contributions are also based on the NEO’s age at rates that range from 5.5%-11.5% of pensionable salary with additional contributions for death and disability benefits. For 2023, participants received an interest rate of return of 3%.
The Garrett Swiss Plan defines pensionable salary as the sum of annual base salary, sales incentives/commissions, bonuses, gratuities and gifts for service years, in each case, while taking into account any changes to compensation that have been agreed to for the applicable year, minus the annual coordination amount and limited to the Garrett Swiss Plan’s annual pay limit. For 2023, the annual coordination amount was $21,655 and the Garrett Swiss Plan’s annual pay limit was $742,443.
Annual benefits under the Garrett Swiss Plan are calculated at an NEO’s retirement date and are equal to a percentage of the NEO’s account balance specified in the Garrett Swiss Plan based on his age and retirement year. The normal payment form is a joint and 60% survivor annuity with the member’s surviving spouse, with a lump sum option. Swiss pension law requires participants who were covered by the pension plan of another employer to transfer the termination benefit of that pension plan into the Garrett Swiss Plan. Participants are permitted to withdraw part of the termination benefit, or pledge the termination benefit, for home ownership.

46

GRANTS OF PLAN-BASED AWARDS – FISCAL YEAR 2023
NONQUALIFIED DEFERRED COMPENSATION—FISCAL YEAR 2023
The following table provides information on the defined contribution or other plans that during 2023 provided for deferrals of compensation to our NEOs on a basis that are not tax-qualified. The Garrett Supplemental Savings Plan in which Mr. Balis participates is a legacy Honeywell plan that was transitioned to Garrett following the Company's spin-off from Honeywell and in which Mr. Balis previously participated while employed by Honeywell in the United States.
Name	Plan	Executive Contributions in 2023 ($)	Registrant Contributions in 2023 ($)	Aggregate Earnings in 2023 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance as of December 31, 2023 ($)
Craig Balis	Garrett Supplemental Savings Plan(1)	—	—	18,278	—	347,752
(1)
In 2023, Mr. Balis participated in the Garrett Supplemental Savings Plan. Mr. Balis does not contribute to the plan (and Garrett is not actively making any matching contributions to his account); however, his account continues to earn interest under the plan. All deferred compensation amounts are unfunded and unsecured obligations of Garrett and are subject to the same risks as any of Garrett’s general obligations. No amounts reported in the table above for Mr. Balis have been reported in our Summary Compensation Table for 2021, 2022 or 2023.

Supplemental Savings Plan (“SSP”)
The SSP is a U.S. nonqualified deferred compensation plan that permits executives to defer the portion of their pre-tax compensation and incentive compensation that could not be contributed to Garrett’s tax-qualified 401(k) plan due to the annual deferral and compensation limits imposed by the Internal Revenue Code and/or up to an additional 25% of base annual salary for the plan year. Employer matching contributions are discretionary and immediately vested.
Participant deferrals are credited with a rate of interest, compounded daily, based on the Fidelity U.S. Bond Index Fund. The rate is subject to change daily, and for 2023, the average rate was 5.5%.
Mr. Balis elected to receive his SSP benefits in a lump sum, which amount will be paid on the later of six months or in January of the year following his separation from service. Amounts deferred cannot be withdrawn before the distribution date for any reason.

2024 Proxy Statement	47

SUMMARY OF POTENTIAL PAYMENTS AND BENEFITS—TERMINATION EVENTS
Overview
This section describes the benefits payable to our NEOs in two circumstances:
•	Termination of Employment
•	Change in Control
Employment Agreements and Offer Letters
Olivier Rabiller. Under Mr. Rabiller’s offer letter, upon an involuntary termination of employment, other than for cause, Mr. Rabiller will be entitled to 24 months of base salary continuation and cash annual target incentive compensation, which will be extended to 36 months in the case of such termination within two years after a change in control of the Company. This has been replaced by the Company Severance Plan as summarized below.
Company Severance Plan
Our NEOs are eligible for severance payments and benefits upon a qualifying termination of employment under our Garrett Motion Inc. 2023 Severance Pay Plan for Designated Officers (the “Company Severance Plan”), which our board adopted effective May 1, 2023 to align with the terms of each NEO’s 2021 award agreement under the LTI Plan. Upon an involuntary termination of employment by the Company without “cause” (as defined in the Company Severance Plan), the NEOs are entitled to 18 months of base salary continuation (24 months for Mr. Rabiller), a prorated annual bonus based on actual performance (or target performance, if legally required) and continued health and welfare benefits for the duration of the severance period. We do not provide our NEOs, all of whom reside in Switzerland, with continued health and welfare benefits upon a qualifying termination of employment as these benefits typically are provided by the government.
In addition, upon an involuntary termination of employment by the Company without “cause” or resignation for “good reason”, in each case, following a “change in control” (each as defined in the Company Severance Plan), our NEOs would be entitled to receive cash severance equal to 18 months’ base salary (24 months for Mr. Rabiller), plus one and a half times such NEO’s target annual bonus (two times for Mr, Rabiller), a prorated annual bonus based on actual performance (or target performance, if legally required) and continued health and welfare benefits for the duration of the severance period.
2021 Long-Term Incentive Plan
Equity Vesting Acceleration
Pursuant the terms of the LTI Plan and applicable award agreements, in the event a NEO is terminated without “cause”, or resigns for “good reason” or “retirement” (each as defined in the LTI Plan), unvested equity awards are treated as follows:
•
RSUs. With respect to unvested RSUs held by the executive, the number of RSUs that would have otherwise vested on the next scheduled vesting date following the executive’s termination will immediately vest, subject to the executive’s execution of an effective release of claims.

•	PSUs. Unvested PSUs held by the executive will remain eligible to vest in accordance with their terms on a pro-rated basis.
Except for PSUs with performance goals tied to the Company’s TSR, the above equity treatment also applies when an NEO is terminated due to death or “disability” (as defined in the LTI Plan).
Pursuant to the terms of the LTI Plan and applicable award agreements, in the event an NEO is terminated without “cause,” due to death or “disability,” or resigns for “good reason” or “retirement” within a two-year period following a “change in control” (each as defined in the LTI Plan), unvested equity awards are treated as follows; provided that such awards are continued, and not assumed, replaced, converted or substituted by the successor entity:
•	RSUs. All unvested RSUs held by the executive will immediately vest.
•
PSUs. All unvested PSUs held by the executive will immediately vest (with performance goals deemed 100% achieved and applicable stock price goals will be equitably adjusted to account for the change in control) and settle within 60 days following the termination date.

48

SUMMARY OF POTENTIAL PAYMENTS AND BENEFITS—TERMINATION EVENTS
Summary of Potential Payments Upon Termination or Change in Control
The following table summarizes the payments that would be made to our NEOs upon the occurrence of certain qualifying terminations of employment or a change in control, in any case, occurring on December 31, 2023. Amounts shown do not include (i) accrued but unpaid base salary through the date of termination or (ii) other benefits earned or accrued by the NEO during his employment that are available to all salaried employees, such as accrued vacation, and assume that any successor company in a change in control assumed or substituted awards for any outstanding awards under the LTI Plan. Pension and nonqualified deferred compensation benefits, which are described elsewhere in this filing, are not included in the table below in accordance with the applicable disclosure requirements, even though they may become payable at the times specified in the table.
Name	Benefit	Death ($)	Disability ($)	Termination Without Cause (no Change in Control) ($)	Termination Without Cause in Connection with a Change in Control ($)
Olivier Rabiller	Cash	—	—	4,493,093	7,301,275
	Equity Acceleration(1)	5,591,304	5,591,304	5,591,304	9,421,607
	All Other Payments or Benefits	—	—	—	—
	Total	5,591,304	5,591,304	10,084,396	16,722,882
Sean Deason	Cash	—	—	1,944,419	2,789,818
	Equity Acceleration(1)	1,822,705	1,822,705	1,822,705	3,059,520
	All Other Payments or Benefits	—	—	—	—
	Total	1,822,705	1,822,705	3,767,123	5,849,338
Craig Balis	Cash	—	—	1,331,076	1,881,053
	Equity Acceleration(1)	1,285,543	1,285,543	1,285,543	2,193,224
	All Other Payments or Benefits	—	—	—	—
	Total	1,285,543	1,285,543	2,616,619	4,074,277
Thierry Mabru	Cash	—	—	1,341,389	1,895,627
	Equity Acceleration(1)	1,095,547	1,095,547	1,095,547	1,906,721
	All Other Payments or Benefits	—	—	—	—
	Total	1,095,547	1,095,547	2,436,935	3,802,348
Jérôme Maironi	Cash	—	—	1,333,832	1,873,453
	Equity Acceleration(1)	1,342,902	1,342,902	1,342,902	2,274,597
	All Other Payments or Benefits	—	—	—	—
	Total	1,342,902	1,342,902	2,676,734	4,148,050
(1)
Represents the sum of the values attributable to the accelerated vesting of the unvested portion of all outstanding RSUs and PSUs held by the executive officer as of December 31, 2023. The value of the accelerated equity awards was calculated based on the closing price of our common stock on December 29, 2023 ($9.67). Upon the death or disability of the executive, PSUs will accelerate and vest based on actual performance through the completion of the performance period and will be prorated for the date of termination. We have estimated for purposes of this disclosure that PSUs awarded under the LTI Plan are valued based on projecting their performance as of December 31, 2023 through the end of the performance period. Note, however, that the value of these accelerated PSU awards would ultimately reflect actual performance and, accordingly the amounts payable in respect of such PSU awards under this scenario could be greater or less than the amounts reported.

2024 Proxy Statement	49

SUMMARY OF POTENTIAL PAYMENTS AND BENEFITS—TERMINATION EVENTS
CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the relationship of the annual total compensation of our median employee to the annual total compensation of Olivier Rabiller, our CEO. We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner that is intended to be consistent with the requirements of Item 402(u) of Regulation S-K.
For 2023, our last completed fiscal year:
•	the annual total compensation of the employee who represents our median compensated employee (other than our CEO) was $31,034; and
•	the annual total compensation of our CEO, as reported in the Summary Compensation Table included above, was $7,820,387.
Based on this information, for 2023, our CEO’s annual total compensation was 252 times that of the median of the annual total compensation of all of our employees (other than the CEO).
Determining the Median Employee
Employee Population
We used our employee population data as of October 1, 2022 as the determination date for identifying our median employee. As of such date, our employee population consisted of approximately 7,172 individuals.
Methodology for Determining Our Median Employee
To identify the median employee from our employee population, we selected base salary and target bonus as the most appropriate measure of compensation, which was consistently applied to all of our employees included in the calculation. In identifying the median employee, we annualized the compensation of all permanent employees who were new-hires in 2023 and we converted international currencies to US dollars using the exchange rates on the determination date.
This employee is the same employee identified for purposes of our 2023 disclosure. We believe that there have been no changes in our employee population or employee compensation arrangements since that median employee was identified in 2022 that would significantly impact our pay ratio disclosure.
Compensation Measure and Annual Total Compensation of Median Employee
With respect to the annual total compensation of the employee who represents our median compensated employee, we calculated the elements of such employee’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $31,034.
Annual Total Compensation of CEO
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2023 Summary Compensation Table included in this Proxy Statement.

50

SUMMARY OF POTENTIAL PAYMENTS AND BENEFITS—TERMINATION EVENTS
Pay Versus Performance Disclosure
Pay Versus Performance Table
The following table sets forth information concerning the relationship between executive compensation actually paid to our Principal Executive Officer (PEO) and to other NEOs and certain financial performance of the Company for the years ended December 31, 2023, 2022 and 2021. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis”.
					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO(1) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(2) ($)	Average Compensation Actually Paid to Non-PEO NEOs(3) ($)	Cumulative Total Shareholder Return	Peer Group(4) Cumulative Total Shareholder Return	Net Income(5) ($ in millions)	Adjusted EBITDA(6) ($ in millions)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	7,820,387	9,217,272	2,490,942	2,834,781	175.50	96.73	261	635
2022	2,106,406	1,419,262	937,368	764,417	138.29	88.19	390	570
2021	10,991,346(7)	11,198,243(7)	3,089,441(7)	3,111,001(7)	145.74	105.12	495	607
2020	4,624,167	(1,699,838)	1,522,770	179,947	—(8)	—(8)	80	440
(1)
The dollar amounts reported in this column (c) represent the amount of “compensation actually paid” to Mr. Rabiller, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Rabiller during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Rabiller’s total compensation for each applicable year to determine the compensation actually paid. The assumptions used for determining the fair values shown in this table do not differ materially from those used to determine the fair values disclosed as of the grant date of such awards.

2024 Proxy Statement	51

SUMMARY OF POTENTIAL PAYMENTS AND BENEFITS—TERMINATION EVENTS
Year
2023 ($)
PEO Summary Compensation Table Total (b)	7,820,387
Aggregate Change in Actuarial Present Value of Pension Benefits (-)	130,490
Actuarial Present Value of Pension Benefits Attributable to Service (+)	99,540
Grant Date Fair Value of Stock and Option Awards (-)	4,286,321
Fair Value at Year End of Outstanding and Unvested Equity Awards Granted in Year (+)	4,883,866
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards (+)	772,115
Fair Value as of Vesting Date of Equity Awards Granted and Vested in Year (+)	—
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Year (+)	58,175
Fair Value at the end of the Prior Year of Equity Awards that Fail to Meet Vesting Conditions (-)	—
Dollar Value of Dividends or Earnings Paid on Equity Awards Not Otherwise Included in Total Compensation (+)	—
Compensation Actually Paid to PEO (c)	9,217,272
(2)
The names of each of the NEOs (excluding Mr. Rabiller) included for purposes of calculating the average amounts in 2020 are as follows: Messrs. Alessandro Gil, Peter Bracke, Balis, Mabru and Maironi. The names of each of the NEOs (excluding Mr. Rabiller) included for purposes of calculating the average amounts in 2021, 2022 and 2023 are as follows: Messrs. Deason, Mabru, Balis, and Maironi.

(3)
The dollar amounts reported in this column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Rabiller), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Rabiller) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Rabiller) for each year to determine the compensation actually paid, using the same methodology described above in Note 1. The assumptions used for determining the fair values shown in this table do not differ materially from those used to determine the fair values disclosed as of the grant date of such awards.

52

SUMMARY OF POTENTIAL PAYMENTS AND BENEFITS—TERMINATION EVENTS
Year
2023 ($)
Average Summary Compensation Table Total for Non-PEO NEOs (d)	2,490,942
Aggregate Change in Actuarial Present Value of Pension Benefits (-)	116,345
Actuarial Present Value of Pension Benefits Attributable to Service (+)	101,529
Grant Date Fair Value of Stock and Option Awards (-)	1,128,256
Fair Value at Year End of Outstanding and Unvested Equity Awards Granted in Year (+)	1,285,543
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards (+)	187,259
Fair Value as of Vesting Date of Equity Awards Granted and Vested in Year (+)	—
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Year (+)	14,109
Fair Value at the end of the Prior Year of Equity Awards that Fail to Meet Vesting Conditions (-)	—
Dollar Value of Dividends or Earnings Paid on Equity Awards Not Otherwise Included in Total Compensation (+)	—
Average Compensation Actually Paid to Non-PEO NEOs (e)	2,834,781
(4)
The peer group used for this purpose consists of Adient plc, Allison Transmission Holdings, Inc., American Axle & Manufacturing Holdings, Inc., Aptiv PLC, Autoliv Inc., BorgWarner Inc., Dana Incorporated, Gentex Corporation, Lear Corporation, Magna International Inc. and Visteon Corporation (the “Peer Group”), which are the peer group companies indicated in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 15, 2024.

(5)	The dollar amounts reported in this column (h) represent the amount of net income reflected in our audited financial statements for the applicable year.
(6)
Adjusted EBITDA is defined as our net income calculated in accordance with U.S. GAAP, plus the sum of interest expense net of interest income, tax expense and depreciation, further adjusted for capital structure transformation costs, stock compensation expense, non-operating income/expense, repositioning costs, discounting costs on factoring, and foreign exchange gain/loss on debt net of related hedging gains/losses. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to company performance.

(7)
The dollar amounts reported as compensation to our NEOs in 2021 is significantly larger than the compensation in 2020 or 2022 as a result of the Emergence Grants made to our NEOs in 2021. Each Emergence Grant was sized in excess of a standard annual grant in order to align incentives as of the Company’s Emergence and with the intention of covering equity grants for fiscal years 2021 and 2022. Accordingly, no equity grants were made for fiscal year 2022.

(8)
In accordance with SEC guidance, we have reported in columns (f) and (g) the cumulative TSR and weighted peer group TSR measured only from April 30, 2021, which is the date the Company began issuing the new class of common stock pursuant to the Revised Amended Plan of Reorganization following the Company’s Emergence, to December 31, 2022.

2024 Proxy Statement	53

SUMMARY OF POTENTIAL PAYMENTS AND BENEFITS—TERMINATION EVENTS
Narrative Disclosure to Pay Versus Performance Table
Financial Performance Measures
As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The following were the most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance:
•	Adjusted EBITDA
•	Adjusted EBITDA Margin
•	Adjusted Free Cash Flow Conversion
Analysis of the Information Presented in the Pay versus Performance Table
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and Net Income
As demonstrated by the following table, the amount of compensation actually paid (CAP) to Mr. Rabiller and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Rabiller, “Avg. Non-PEO NEO CAP”) is generally aligned with the Company’s net income over the four years presented in the table. While the Company does not use net income as a performance measure in the overall executive compensation program, the measure of net income is correlated with the measure Adjusted EBITDA, which the Company does use for when setting goals in the Company’s short-term incentive compensation program and the performance-based RSUs that are awarded to the NEOs.

CAP vs. Net Income
$12m
$10m
$8m
$6m
$4m
$2m
$0m
-$2m
-$4m
$11.2m
$495m
$9.2m
$390m
$261m
$3.1m
$2.8m
$80m
$1.4m
$0.8m
$0.2m
-$1.7m
2020
2021
2022
2023
PEO CAP
Avg. Non-PEO NEO CAP
Net Income

54

SUMMARY OF POTENTIAL PAYMENTS AND BENEFITS—TERMINATION EVENTS
Compensation Actually Paid and Adjusted EBITDA
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Rabiller and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Rabiller) is generally aligned with the Company’s Adjusted EBITDA over the four years presented in the table.

CAP vs. Adjusted EBITDA
$12m
$10m
$8m
$6m
$4m
$2m
$0m
-$2m
-$4m
2020
2021
2022
2023
-$1.7m
$0.2m
$440m
$11.2m
$3.1m
$607m
$1.4m
$0.8m
$570m
$9.2m
$2.8m
$635m
PEO CAP
Avg. Non-PEO NEO CAP
Adjusted EBITDA

Cumulative TSR of the Company and Cumulative TSR of the Peer Group
In accordance with SEC guidance, we have calculated our own cumulative TSR and the weighted peer group TSR from April 30, 2021 through December 31, 2021 and, further, through December 31, 2023. We use April 30, 2021 as the starting point because this is the date the Company began trading under its new class of common stock upon its Emergence.

CAP vs. Company and Peer TSR
$12m
$10m
$8m
$6m
$4m
$2m
$0m
-$2m
-$4m
$11.2m
$145.74
$138.29
$9.2m
$175.50
$105.12
$88.19
$96.73
$3.1m
$2.8m
$1.4m
$0.8m
$0.2m
-$1.7m
2020
2021
2022
2023
PEO CAP
Avg. Non-PEO NEO CAP
GTX TSR
Peer TSR

2024 Proxy Statement	55

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth the equity awards outstanding under the LTI Plan as of December 31, 2023:
Plan Category	Number of Shares to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted- average exercise price of outstanding options, warrants and rights ($)	Number of Shares remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column) (#)(1)
Equity compensation plans approved by security holders	5,864,232(2)	—	24,260,706
Equity compensation plans not approved by security holders	—	—	—
Total	5,864,232	—	24,260,706
(1)	Consists of the LTI Plan.
(2)	Represents shares underlying unvested RSUs and PSUs granted under the LTI Plan.

56

DIRECTOR COMPENSATION
Non-Employee Director Compensation Agreements
We have entered into letter agreements with each of our non-employee directors that generally provide a total compensation package that includes annual cash fees and annual RSU grants to compensate our non-employee directors for the time and effort necessary to serve on the Board.
Our non-employee directors receive a cash retainer for service on the Board and for service on each committee of which the non-employee director is a member. The Non-Executive Chairperson of the Board and the Chairperson of each committee may receive a higher retainer for such service. Cash retainers are paid quarterly on the first business day of the applicable quarter, except to the extent a non-employee director has timely elected to defer such fees in accordance with the terms of any fee deferral program established by the Board.
On December 6, 2023, the Board approved a director fee deferral program, whereby non-employee directors may elect to receive either 100% or 50% of all annual retainer fees for any Board or committee service (excluding any per-meeting fees) in the form of deferred fully vested stock units (“DSUs”) granted under the LTI Plan. All of our Non-Executive Chairperson's annual cash retainer will be settled in DSUs going forward. Any such DSUs would be settled (i.e. become shares of common stock) on the earlier of a Change in Control (as defined in the LTI Plan) or six months after the director ceases serving on the Board. This program is initially effective with respect to cash fees earned for service in 2024.
The fees paid to our non-employee directors for service on the Board are set forth in the table below.
Cash Compensation
Annual Cash Retainer	$90,000
Non-Executive Chairperson Annual Cash Retainer	$100,000
Committee Chair Annual Cash Retainer
Audit	$25,000
Talent Management and Compensation	$20,000
Nominating and Governance	$15,000
Finance	$10,000
Other Committees	$10,000
Committee Member Annual Cash Retainer
Audit	$10,000
Talent Management and Compensation	$7,500
Nominating and Governance	$7,500
Finance	$5,000
Other Committees	$5,000
In addition, each of our non-employee directors is eligible to receive an annual RSU grant with a total target value of $140,000 (the actual number of RSUs to be determined by dividing the target value by the fair market value of common stock on the date of the annual meeting of stockholders).
RSUs will vest as follows:
•	Non-employee directors’ entitlement to annual RSU grants will be measured from one annual stockholders’ meeting to the next annual stockholders’ meeting;
•
RSUs and prorated RSUs will vest on the earlier of the one-year anniversary of the grant date, death, disability, the non-employee director’s removal from the Board in connection with a change in control, or the next annual stockholders’ meeting; and

•
Prorated RSU grants made to non-employee directors who join the Board between two annual stockholders’ meetings will be based on the period between such two annual stockholders’ meetings, which will vest at the next stockholders’ meeting to align with the other Board members.

2024 Proxy Statement	57

DIRECTOR COMPENSATION
Annual grants to our non-employee directors will be made annually on the date of the annual stockholders’ meeting.
We reimburse our non-employee directors for expenses incurred in connection with attending Board and committee meetings and provide our non-employee directors with business travel accident insurance. We also reimburse our non-employee directors, up to $10,000 in the aggregate, for attendance at continuing professional educational programs directly related to service as a public company director.
In accordance with our LTI Plan, the maximum amount of compensation that may be paid to any non-employee director during any fiscal year is $750,000.
Stock Ownership Guidelines
Under our non-employee director stock ownership guidelines, each non-employee director is required to hold a number of shares of Company common stock having a market value equal to or greater than five times the annual base cash retainer payable to the non-employee director. Until the applicable ownership guideline is achieved, each non-employee director is required to retain at least 50% of the shares acquired from RSU grants, other than any shares required to be sold to pay applicable taxes. Once the applicable ownership guideline is achieved, the aforementioned retention ratio will no longer apply. If a non-employee director’s share ownership subsequently falls back below the applicable ownership guideline and remains below the ownership guideline on a continuous basis for a period of more than 24 months, the non-employee director will be required to comply again with the retention ratio until such time as the non-employee director again achieves the ownership guideline. All five eligible non-employee directors met the ownership requirement under our non-employee director stock ownership guidelines, as of December 31, 2023.
The following table sets forth information regarding the compensation earned by our non-employee directors for the year ended December 31, 2023. Mr. Rabiller, who served as our President and Chief Executive Officer during the year ended December 31, 2023, and continues to serve in that capacity, does not receive additional compensation for his service as a director, and therefore is not included in the Director Compensation table below. All compensation paid to Mr. Rabiller is reported in the Summary Compensation Table included under “Executive Compensation.”
2023 Director Compensation Table
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Daniel Ninivaggi	216,705	140,001	—	356,706
D’aun Norman	119,500	140,001	—	259,501
Tina Pierce	90,000	140,001	—	230,001
Robert Shanks	134,000	140,001	—	274,001
Julia Steyn	131,000	140,001	—	271,001
Kevin Mahony(3)(4)	—	—	—	—
John Petry(3)	—	—	—	—
Steven Silver(3)(4)	—	—	—	—
Steven Tesoriere(3)	—	—	—	—
(1)	Reflects cash retainer and committee fees earned by our directors in 2023.
(2)	As of December 31, 2023, Mses. Norman, Pierce and Steyn and Messrs. Ninivaggi and Shanks each held 17,178 outstanding RSUs.
(3)	Messrs. Mahony, Petry, Silver and Tesoriere have waived compensation for Board service pursuant to the Series A Investor Rights Agreement.
(4)	Mr. Silver resigned from the Board effective as of January 22, 2023. On January 24, 2023, the Board appointed Mr. Mahony.

58

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth information as of March 8, 2024 regarding the amount and percentage of our outstanding shares of common stock beneficially owned by (i) each person known by us to own beneficially more than 5% of our outstanding common stock (based on Schedule 13G or Schedule 13D filings with the SEC and information supplied by the applicable persons), (ii) each of our named executive officers, directors and director nominees, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated, each of the persons below has sole voting and investment power with respect to the shares beneficially owned by such person. Pursuant to Rule 13d-3(d)(1)(i) under the Exchange Act, the beneficial owner of securities as a result of conversion privileges exercisable within 60 days considers such securities outstanding for purposes of calculating the percentage of a class of equity securities held by such beneficial owner, but may not assume the exercise of conversion privileges held by others. As a result, the percentages of a class of equity securities held by beneficial owners may sum to more than 100%.
Beneficial Owner	Amount of Beneficial Ownership of Common Stock	Percent of Class**
5%+ Stockholders:
Oaktree(1)	44,082,817	19.4%
Centerbridge(2)	38,284,672	16.8%
Cyrus(3)	28,827,284	12.7%
Sessa(4)	15,236,484	6.7%
Directors, Director Nominees and Named Executive Officers:
Daniel Ninivaggi(5)	58,731	*
Paul Camuti	—	—
Joachim Drees	—	—
Kevin Mahony	—	—
D’aun Norman(6)	36,093	*
Tina Pierce(7)	29,660	*
Robert Shanks(8)	34,676	*
Julia Steyn(9)	34,676	*
Steven Tesoriere	—	—
Olivier Rabiller(10)	555,193	*
Sean Deason(11)	137,603	*
Craig Balis(12)	92,012	*
Thierry Mabru (13)	94,471	*
Jerome Maironi (14)	101,711	*
Executive officers, directors and director nominees as a group (consisting of 18 persons)	1,376,759	*
*	Less than 1%.
**	Percentage ownership based on 227,705,277 shares of common stock outstanding as of March 25, 2024.
(1)
Based on a Schedule 13D/A filed by Oaktree Value Opportunities Fund Holdings, L.P. (“Oaktree Value”), OCM Opps GTM Holdings, LLC (“OCM Opps”), Atlas OCM Holdings, LLC (“Atlas OCM”), Oaktree Capital Group, LLC (“Oaktree Capital Group”),

2024 Proxy Statement	59

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Brookfield Corporation (“Brookfield”), BAM Partners Trust (“BAM Partners”), Oaktree Phoenix Investment Fund, L.P. (“Oaktree Phoenix”), Oaktree Opportunities Fund Xb Holdings (Delaware) LP (“Oaktree Xb”) and Brookfield Asset Management ULC (“BAM ULC”) on October 27, 2023 and information provided by or on behalf of such persons to the Company on February 7, 2024. Oaktree Capital Group is the indirect manager of OCM Opps and Oaktree Xb (together, the “OCG Entities”), and each may be deemed to share voting and dispositive power over the 30,913,991 shares of common stock held directly by OCM Opps and the 2,874,489 shares of common stock held directly by Oaktree Xb. Atlas OCM is the indirect manager of Oaktree Value and Oaktree Phoenix (together, the “Atlas Entities”), and each may be deemed to share voting and dispositive power over the 9,174,940 shares of common stock held directly by Oaktree Value and the 1,119,397 shares of common stock held directly by Oaktree Phoenix. Brookfield is the indirect owner of the class A units of Oaktree Capital, and BAM Partners is the sole owner of the Class B Limited Voting Shares of Brookfield, and each may be deemed to share voting and dispositive power over the 33,788,480 shares of common stock held directly by the OCG Entities. BAM ULC is the indirect owner of Class A units of Atlas OCM and may be deemed to share voting and dispositive power over the 10,294,336 shares of common stock held directly by the Atlas Entities. The address of each of Oaktree Value, OCM Opps, Atlas OCM, Oaktree Capital Group, Brookfield, BAM Partners, Oaktree Phoenix, Oaktree Xb and BAM ULC is 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.
(2)
Based on a Schedule 13D/A filed by Centerbridge Credit Partners Master, L.P. (“Credit Partners Master”), Centerbridge Credit Partners Offshore General Partner, L.P. (“Credit Partners Offshore GP”), Centerbridge Credit Cayman GP, Ltd. (“Credit Cayman GP”), Centerbridge Credit GP Investors, L.L.C. (“Credit GP Investors”), Centerbridge Special Credit Partners III-Flex, L.P. (“SC III-Flex”), Centerbridge Special Credit Partners General Partner III, L.P. (“Special Credit III GP”), CSCP III Cayman GP Ltd. (“CSCP III Cayman GP”) and Jeffrey H. Aronson on December 14, 2023 and a Form 4 filed on February 26, 2024. CSCP III Cayman GP is the general partner of Special Credit III GP, which is the general partner of SC III-Flex, and each may be deemed to share voting and dispositive power over the 27,040,976 shares of common stock held directly by SC III-Flex. Credit GP Investors is the sole director of Credit Cayman GP, which is the general partner of Credit Partners Offshore GP, which is the general partner of Credit Partners Master, and each may be deemed to share voting and dispositive power over the 11,243,696 shares held directly by Credit Partners Master. As the managing member of Credit GP Investors and the director of CSCP III Cayman GP, Mr. Aronson may be deemed to share voting and dispositive power over the securities held of record by Credit Partners Master and SC III-Flex. The address of each of CSCP III Cayman GP, Special Credit III GP, SC III-Flex, Credit GP Investors, Credit Cayman GP, Credit Partners Offshore GP, Credit Partners Master and Mr. Aronson is 375 Park Avenue, 11th Floor, New York, New York 10152.

(3)
Based on a Schedule 13D/A filed by Cyrus Capital Partners, L.P. (“Cyrus Capital Partners”), Cyrus Capital Partners GP, L.L.C. (“Cyrus Capital GP”), Cyrus Capital Advisors, L.L.C. (“Cyrus Capital Advisors”) and Mr. Stephen C. Freidheim on March 7, 2024. Each of Cyrus Capital Partners, Cyrus Capital GP and Mr. Freidheim reported having shared voting and dispositive power over 28,827,284 shares of common stock, and Cyrus Capital Advisors reported having shared voting and dispositive power over 16,776,780 shares of common stock. Cyrus Capital Partners is the investment manager of certain private funds and managed accounts that directly hold the shares of common stock. Cyrus Capital GP is the general partner of Cyrus Capital Partners and the managing member of Cyrus Capital Advisors. Mr. Freidheim is the Chief Investment Officer of Cyrus Capital Partners and the sole member and manager of Cyrus Capital GP. The address of each of Cyrus Capital Partners, Cyrus Capital GP, Cyrus Capital Advisors and Mr. Freidheim is c/o Cyrus Capital Partners, L.P., 65 East 55th Street, 35th Floor, New York, New York, 10022

(4)
Based on a Schedule 13G/A filed by Sessa Capital (Master), L. P. (“Sessa Capital”), Sessa Capital GP, LLC (“Sessa Capital GP”), Sessa Capital IM, L. P. (“Sessa IM”), Sessa Capital IM GP, LLC (“Sessa IM GP”) and Mr. John Petry on February 15, 2024 and a Form 4 filed on March 6, 2024. Each of Sessa Capital, Sessa Capital GP, Sessa IM, Sessa IM GP and Mr. Petry reported sharing voting and dispositive power over the 15,236,484 shares of common stock directly held by Sessa Capital. Sessa Capital GP is the sole general partner of Sessa Capital. Sessa Capital IM is the investment adviser for Sessa Capital. Sessa Capital IM GP is the sole general partner of Sessa IM. Mr. Petry is the manager of Sessa Capital GP and Sessa IM GP. The address of each of Sessa Capital, Sessa Capital GP, Sessa IM, Sessa IM GP and Mr. Petry is 888 Seventh Avenue, 30th Floor, New York, New York, 10019.

(5)	Represents (i) 34,676 vested restricted stock units, (ii) 4,055 vested deferred stock units and (iii) 20,000 shares of common stock held by Mr. Ninivaggi.
(6)	Represents (i) 34,676 vested restricted stock units and (ii) 1,417 vested deferred stock units held by Ms. Norman.
(7)	Represents 29,660 vested restricted stock units held by Ms. Pierce.
(8)	Represents 34,676 vested restricted stock units held by Mr. Shanks.
(9)	Represents 34,676 vested restricted stock units held by Ms. Steyn.
(10)	Represents (i) 317,494 vested restricted stock units, (ii) 90,899 restricted stock units that vest within 60 days of March 8, 2024 and (iii) 146,800 shares of common stock held by Mr. Rabiller.
(11)	Represents (i) 107,702 vested restricted stock units and (ii) 29,901 restricted stock units that vest within 60 days of March 8, 2024 held by Mr. Deason.
(12)	Represents (i) 71,707 vested restricted stock units, (ii) 20,285 restricted stock units that vest within 60 days of March 8, 2024 and (iii) 20 shares of common stock held by Mr. Balis.
(13)	Represents (i)78,041 vested restricted stock units and (ii) 16,430 restricted stock units that vest within 60 days of March 8, 2024 held by Mr. Mabru.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(14)	Represents (i) 76,146 vested restricted stock units, (ii) 21,565 restricted stock units that vest within 60 days of March 8, 2024 and (iii) 4,000 shares of common stock held by Mr. Maironi.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, directors, and “beneficial owners” of more than 10% of our common stock to file stock ownership reports and reports of changes in ownership with the SEC. Based on a review of those reports, we believe that during fiscal 2023, all transactions were reported on a timely basis except for one Form 4 filed by entities affiliated with Oaktree, which reported six transactions in connection with the Conversion, and which was filed one day late.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board has adopted written policies and procedures (the “Policy”) for the review, approval and ratification of any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) (“Related Person Transactions”) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any “Related Person” had, has or will have a direct or indirect material interest. Under the Policy, a “Related Person” includes (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director, executive officer or a nominee to become a director of the Company; (ii) any person (or group) who is the beneficial owner of more than 5% of any class of the Company’s voting securities; (iii) any immediate family member of any of the foregoing persons; and (iv) any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.
Prior to entering into any Related Person Transaction, the Related Person must provide notice to our General Counsel of the facts and circumstances of the proposed Related Person Transaction. The Policy calls for the proposed transaction to be assessed by the General Counsel and, if determined to be a Related Person Transaction, submitted to the Audit Committee for its consideration at the next Audit Committee meeting or, if the General Counsel, in consultation with the Chief Executive Officer or Chief Financial Officer, determines that it is not practicable or desirable to wait until the next Audit Committee meeting, to the Chair of the Audit Committee.
The Audit Committee or Chair of the Audit Committee, as applicable, will review and consider all the relevant facts and circumstances available, including but not limited to:
•	the benefits to the Company of the proposed transaction;
•
the impact on a director’s independence in the event the Related Person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; and

•
the availability of other sources for comparable products or services, the terms of the transaction including their fairness to the Company, and the terms available to unrelated third parties or to employees generally.

The Audit Committee (or the Chair of the Audit Committee) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company, as the Audit Committee (or its Chair) determines in good faith. From time to time, the Audit Committee shall review certain previously approved or ratified Related Person Transactions that remain ongoing in nature.
The Policy also deems certain transactions to be pre-approved or ratified under its terms, even if such transactions will exceed $120,000, including Related Person Transactions involving competitive bids, certain employment relationships or transactions approved by the Talent Management and Compensation Committee of the Board or another group of independent directors. While Honeywell was a Related Person, this category also included certain transactions between the Company and Honeywell relating to the provision of ancillary services by Honeywell to the Company at facilities leased from Honeywell, and certain other transactions with Honeywell not exceeding $200,000 in aggregate per quarter.
Certain Related Person Transactions
Emergence from Chapter 11
In connection with our Emergence, we entered into certain transactions with our 5%+ stockholders, including Centerbridge, Oaktree, Honeywell and Sessa Capital, as further described below.
On September 20, 2020, the Company and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions seeking relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), to pursue a Chapter 11 plan of reorganization, which were jointly administered under the caption “In re Garrett Motion Inc., 20-12212” (the

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
“Chapter 11 cases”). On April 26, 2021, the Debtors filed the proposed Amended Joint Plan of Reorganization (as amended, modified, or supplemented from time to time, the “Plan”), which was confirmed by the Bankruptcy Court on April 26, 2021, and on April 30, 2021 (the “Effective Date”), the Plan became effective in accordance with its terms and the Debtors emerged from the Chapter 11 cases.
Pursuant to the Plan and the Amended and Restated Plan Support Agreement, dated as of March 9, 2021, by and among the Company and the other parties thereto (“PSA”), the Investor Rights Agreement (as defined below) and the Certificate of Designations for the Company’s previously-outstanding mandatorily redeemable series B preferred stock (the “Series B preferred stock”), following the Effective Date, each of Centerbridge and Oaktree had the right to appoint three directors to the Board, and Honeywell, as holder of the Series B preferred stock, had the right to appoint one director to the Board. Accordingly, immediately following the Effective Date, the Board was comprised of (i) Steven Silver (who serves as Senior Managing Director of Centerbridge Partners, L.P.), Julia Steyn and Robert Shanks, each of whom was designated by Centerbridge, (ii) Steven Tesoriere (who serves as Co-Portfolio Manager and Managing Director at Oaktree Capital Management, L.P.), Daniel Ninivaggi and D’aun Norman, each of whom was designated by Oaktree, (iii) John Petry (who founded Sessa Capital IM, L.P. (“Sessa Capital”) in 2012 and currently serves as its Managing Principal), who was designated by the Additional Investors (as defined in the PSA, and which include an affiliate of Sessa Capital), and (iv) Darius Adamczyk (who then served as CEO of Honeywell), who was designated by Honeywell. On September 30, 2021, Tina Pierce replaced Mr. Adamczyk as Honeywell’s designee on the Board, and on June 28, 2022, Honeywell ceased to have the right to nominate a director to the Board upon the completion by the Company of the redemption of the Series B preferred stock. On January 22, 2023, Kevin Mahony, Managing Director at Centerbridge Partners L.P., replaced Mr. Silver as one of Centerbridge’s designees on the Board. On February 9, 2024, Mr. Petry resigned from the Board.
Furthermore, following the execution of the Transaction Agreements (as defined below), each of Centerbridge and Oaktree have the right to designate only one member of the Board (such designees currently being Messrs. Tesoriere and Mahony, respectively), and no other person has the right to designate any members of our Board.
Registration Rights Agreement
On April 30, 2021, we entered into a registration rights agreement (the “Registration Rights Agreement”) with the holders of our common stock and Series A preferred stock named therein to provide for resale registration rights for the holders’ Registrable Securities (as defined in the Registration Rights Agreement).
Pursuant to the Registration Rights Agreement, the Company agreed to file with the U.S. Securities and Exchange Commission (the “SEC”) a shelf registration statement for the offer and resale of common stock and Series A preferred stock held by Centerbridge, Oaktree, the Additional Investors and certain other investors and parties. The parties to the Registration Rights Agreement have customary underwritten offering and piggyback registration rights, subject to the limitations set forth therein. Under their underwritten offering registration rights, one or more of the parties to the Registration Rights Agreement holding, collectively, at least 7.5% of the aggregate number of Registrable Securities and Registrable Securities with an anticipated aggregate gross offering price (before deducting underwriting discounts and commissions) of at least $50 million have the right to demand that we file a registration statement with the SEC, and further have the right to demand that we effectuate the distribution of any or all of such holder’s Registrable Securities by means of an underwritten offering pursuant to an effective registration statement, subject to certain limitations described in the Registration Rights Agreement. The holders’ piggyback registration rights provide that, if at any time we propose to undertake a registered offering of our Common Stock, whether or not for our own account, we must give at least five business days’ notice to all holders of Registrable Securities to allow them to include a specified number of their Registrable Securities in the offering.
These registration rights are subject to certain conditions and limitations, including our right to delay or withdraw a registration statement under certain circumstances. We will generally pay all registration expenses in connection with our obligations under the Registration Rights Agreement, regardless of whether any Registrable Securities are sold pursuant to a registration statement. The registration rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions, as well as customary restrictions such as blackout periods and, if an underwritten offering is contemplated, limitations on the number of shares to be included in the underwritten offering that may be imposed by the managing underwriter.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Investor Rights Agreement
On April 30, 2021, we entered into an Investor Rights Agreement with Centerbridge, Oaktree and the Additional Investors pursuant to which, subject to certain thresholds for beneficial share ownership, Centerbridge and Oaktree each had the right to designate three directors to our Board and the Additional Investors had the right to designate one director to our Board.
Pursuant to the Transaction Agreements, Centerbridge and Oaktree each agreed to limit its board designation rights under the Investor Rights Agreement to one (1) designee. Furthermore, this number will be reduced to zero (0) for Centerbridge, on the one hand, and Oaktree, on the other hand, at such time as it and its affiliates beneficially own less than 10% of the outstanding shares of voting securities of the Company on an as-converted basis. Additionally, following the Conversion (as defined below), the Additional Investors no longer have a right to designate a director to our Board.
Capital Structure Transformation Transactions
On April 13, 2023, we announced that we had entered into separate transaction agreements with each of Centerbridge and Oaktree to effect a series of integrated transactions designed to increase the attractiveness of the Company to investors, including by simplifying our capital structure through a conversion of all shares of the Series A preferred stock into shares of common stock, which was completed on June 20, 2023.
The transactions contemplated by the transaction agreements (collectively, the “Transaction Agreements”) were determined to be fair to and in the best interests of the Company and the holders of the Company’s common stock by the Preferred Conversion Committee, and by the full Board.
Series A Repurchases
Pursuant to the Transaction Agreements, we repurchased approximately $570 million of shares of Series A preferred stock from Centerbridge and Oaktree, including approximately $280 million of shares from Centerbridge and approximately $290 million of shares from Oaktree (together, the “Series A Repurchases”), at a price of $8.177 per share of Series A preferred stock, which was based on the volume-weighted average price of the common stock for the fifteen trading days following the announcement of the transactions (the “Investor Purchase Price”).
As holders of Series A preferred stock, each of Centerbridge and Oaktree was entitled to receive the dividends and other amounts payable as described in “Second Amended and Restated Certificate of Designations; Conversion” below. In addition, pursuant to the Transaction Agreements, at the closing of the Series A Repurchases, each of Centerbridge and Oaktree was entitled to receive, for each repurchased share, an amount equal to any dividends or other amounts paid or payable on the shares of Series A preferred stock from the closing of the Series A Repurchases through the Conversion (as defined below), in the same type of consideration as was paid to all other holders of Series A preferred stock. These additional amounts paid to Centerbridge and Oaktree in connection with the Conversion included an aggregate of approximately $10 million and 7,276,036 shares of common stock.
Second Amended and Restated Certificate of Designations; Conversion
To effect the conversion into shares of common stock of all shares of Series A preferred stock that were not repurchased, the Board approved an amendment and restatement to the Certificate of Designations for the Series A preferred stock (as so amended and restated, the “Second Amended and Restated Certificate of Designations”). Pursuant to the Transaction Agreements, each of Centerbridge and Oaktree delivered to the Company an irrevocable written consent approving and adopting the Second Amended and Restated Certificate of Designations. Upon its effectiveness on June 6, 2023, the Second Amended and Restated Certificate of Designations suspended the potential occurrence of an “Automatic Conversion Event” (as defined therein) and required us to cause a conversion of all shares of Series A preferred stock into shares of common stock when the Series A Repurchases were completed (the “Conversion”). The Conversion was completed on June 20, 2023. In connection with the Conversion, each holder of Series A preferred stock as of the Conversion received (x) one (1) share of common stock for each share of Series A preferred stock then held, and (y) an amount equal to the amount of accrued and unpaid dividends on the Series A preferred stock plus an additional amount that represented the dividends on the Series A preferred stock that would have accrued through September 30, 2023 (collectively, the “2023 Conversion Additional Payment

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Amount”). The 2023 Conversion Additional Payment Amount per share was comprised of $0.144375 in cash, and approximately 0.104379 shares of common stock (representing $0.853509 in accrued and unpaid dividends per share of common stock, valued at $8.177 per share), subject to adjustment to avoid the issuance of fractional shares of common stock.
Investor Rights and Limitations
From the date of the Transaction Agreements, each of Centerbridge and Oaktree and their respective controlled affiliates has been subject to certain additional limitations on their investor rights, which include, among other things, an agreement (i) not to acquire beneficial ownership of additional shares of the Company’s equity securities if it would result in Centerbridge or Oaktree, as applicable, together with its respective controlled affiliates, beneficially owning more than 15% of the outstanding voting securities of the Company on an as-converted basis, and (ii) to vote any shares held in excess of 18% in the manner voted by holders who beneficially own less than 18% of the Company’s voting securities. These limitations will terminate on the earliest to occur of (i) October 12, 2024, (ii) the commencement of an unsolicited tender offer for a majority of the voting securities of the Company, or (iii) any insolvency or bankruptcy of the Company.
Lock-Up
Pursuant to the Transaction Agreements, Centerbridge and Oaktree have each agreed to lock-up provisions with respect to the shares of the Company’s equity securities that they and their affiliates beneficially own. The lock-up provisions restrict each of Centerbridge and Oaktree from (i) directly or indirectly transferring or disposing of any of their shares, (ii) entering into certain transactions that transfer or dispose of their economic or other interests in such shares, or (iii) publicly disclosing any intention to do either of the foregoing. The lock-up restrictions were released with respect to 50% of the shares beneficially owned by each of Centerbridge and Oaktree and its respective affiliates on November 27, 2023 (the “Lock-Up Trigger Date”), and will be released with respect to all of the shares beneficially owned by each of Centerbridge and Oaktree and its respective affiliates on the date that is twelve (12) months from the Lock-Up Trigger Date. The lock-up restrictions are subject to exceptions, including transfers made with the prior written consent of the Company and the approval of the Preferred Conversion Committee, as well as customary exceptions for transfers in connections with tender offers, certain other fundamental transactions, and the grant of proxies in connection with annual or special meetings of the Company.
Additional Terms and Conditions
The Transaction Agreements contain customary representations and warranties of the Company and each of Centerbridge and Oaktree. Pursuant to the Transaction Agreements, we have agreed that, if we amend, waive or grant any consent under the Transaction Agreement with Centerbridge, on the one hand, or the Transaction Agreement with Oaktree, on the other, before or on April 12, 2024, we will offer the same amendment, waiver or consent to Oaktree or Centerbridge, respectively.
Additional Transactions
Transactions with Honeywell
We lease certain facilities and receive property maintenance services from Honeywell, which was a related party of our from our emergence bankruptcy until the completion of the Capital Transformation Transactions. We also contract with Honeywell for the occasional purchase of certain goods and services. Lease and service agreements were made at commercial terms prevalent in the market at the time they were executed. Payments made to Honeywell for facility leases, property maintenance services and the purchase of goods and services amounted to $7 million for the year ended December 31, 2023, and approximately $1 million from the beginning of the 2024 fiscal year through the date of this proxy statement.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Transactions with Trane Technologies plc
In the ordinary course of business, we contract with Trane Technologies plc (“Trane”) for the occasional purchase of certain goods and services. Agreements were made at commercial terms prevalent in the market at the time they were executed. Payments made to Trane for the purchase of services amounted to approximately $0.1 million for the year ended December 31, 2023 and approximately $0.1 million from the beginning of our 2024 fiscal year through the date of this proxy statement, and are expected to amount to approximately $0.3 million for the remainder of the 2024 fiscal year.
Repurchase of Common Stock
On March 6, 2024, the Company repurchased 10,000,000 shares of common stock from an affiliate of Sessa Capital at a price of $9.00 per share. As noted above, Sessa Capital and its affiliates beneficially own in excess of 5% of our outstanding common stock, and until February 9, 2024, John Petry, the manager of Sessa Capital GP and Sessa IM GP, served as a director on our Board.

66

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed the firm of Deloitte SA as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Although stockholder ratification of the appointment of Deloitte SA is not required by law, our Board believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our Audit Committee will reconsider its appointment of Deloitte SA. Representatives of Deloitte SA are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders. Even if the selection of Deloitte SA is ratified, the Audit Committee retains the discretion to select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company. Deloitte SA has been our independent registered public accounting firm since 2018 and served as our independent registered public accounting firm for the year ended December 31, 2023.
Board Recommendation
The Board recommends a vote “FOR” the ratification of the appointment by the Audit Committee of Deloitte SA as our independent registered public accounting firm for the year ending December 31, 2024.
Principal Accountant Fees and Services
The following table summarizes the fees of Deloitte SA, our independent registered public accounting firm, billed to us for each of the last two fiscal years.
Fee Category	2023	2022
Audit Fees(1)	$4,535,000	$3,953,000
Audit-Related Fees(2)	$54,000	$84,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$4,589,000	$4,037,000
(1)
Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements, including relating to registration statements filed with the SEC.

(2)	Audit-related fees consist of fees that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.”
Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the Audit Committee specifically approves the service in advance. Between regularly scheduled meetings of the Audit Committee, the chairperson of the Audit Committee may pre-approve the terms and fees of non-audit engagements with the independent auditor. Any such pre-approvals by the chairperson of the Audit Committee will be presented to the full Audit Committee at its next regularly scheduled meeting.
All of the services described above were approved by the Audit Committee, and in doing so, the Audit Committees did not rely on the de minimis exception set forth in Rule 2-01(c)(7)(i)(C) under Regulation S-X.

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PROPOSAL TWO – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Report of the Audit Committee
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed with the Company’s management and independent auditors the audited consolidated financial statements and related footnotes for the fiscal year ended December 31, 2023, and the independent auditors’ report thereon, appearing in the Annual Report (collectively, the “2023 Financial Statements”).
Management has the primary responsibility for the financial statements and the reporting process including the Company’s internal controls systems and has represented to the Audit Committee that the 2023 Financial Statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with GAAP, and for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee has received from, and discussed with, the independent auditors the communications and matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission. In addition, the Audit Committee has discussed with the independent auditors, the auditors’ independence, including the matters in the written disclosures and letter which were delivered to the Audit Committee by the independent auditors pursuant to the applicable requirements of the PCAOB. The Audit Committee has also considered whether the independent auditors’ provision of non-audit services to the Company is compatible with maintaining the auditors’ independence.
The Audit Committee has discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the 2023 Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the U.S. Securities and Exchange Commission.
By the Audit Committee of the Board of Directors of Garrett Motion Inc.:
Robert Shanks (Chair)
D’aun Norman
Julia Steyn

68

PROPOSAL THREE—APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Board Recommendation

Our Board unanimously recommends a vote “FOR” the resolution to approve, on an advisory (non-binding) basis, the compensation of our named executive officers, as disclosed in the compensation discussion and analysis, the accompanying compensation tables and related narrative disclosure of this proxy statement.

Background
As required by Section 14A(a)(1) of the Exchange Act, the below resolution enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The Say-on-Pay Vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.
We encourage our stockholders to review the “Executive Compensation” section of this proxy statement for more information.
As an advisory approval, this proposal is not binding upon us or our Board of Directors. However, the Talent Management and Compensation Committee, which is responsible for the design and administration of our executive compensation program, values the opinions of our stockholders expressed through your vote on this proposal. The Board and Talent Management and Compensation Committee will consider the outcome of this vote in making future compensation decisions for our named executive officers. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders of Garrett Motion Inc. approve, on an advisory basis, the 2023 compensation of Garrett Motion Inc.’s named executive officers as described in the Compensation Discussion & Analysis and disclosed in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in Garrett Motion Inc.’s proxy statement for the 2024 Annual Meeting of stockholders.”
Frequency of Say-on-Pay Vote and 2024 Say-on-Pay Vote
At our 2019 annual meeting of stockholders held on June 4, 2019, the Company’s stockholders recommended, on an advisory basis, that the stockholder vote on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, the Company has determined to hold a “say-on-pay” advisory vote every year. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at our 2025 annual meeting of stockholders.

2024 Proxy Statement	69

PROPOSAL FOUR—APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO LOWER THE STOCKHOLDER VOTE REQUIRED TO REMOVE DIRECTORS AND AMEND THE BY-LAWS OF THE COMPANY, AND TO MAKE OTHER NON-SUBSTANTIVE AMENDMENTS INCLUDING TO REMOVE OBSOLETE PROVISIONS AND MAKE CONFORMING CHANGES
Board Recommendation

Our Board unanimously recommends a vote “FOR” the resolution to approve an amendment to the Certificate of Incorporation to lower the stockholder vote required to remove directors and amend the by-laws of the Company and to make other non-substantive amendments including to remove obsolete provisions and make conforming changes, as described in this proxy statement.

The Amendment Proposals
Following the completion of the Capital Structure Transformation Transactions and as part of its annual review process, the Board reviewed the Company’s corporate governance documents with the aim of ensuring that the Company’s corporate governance documents, including the Certificate of Incorporation, reflect market practice and a balance of stockholder rights appropriate for the interests of all stockholders of the Company. As a result of this review, the Board has recommended that stockholders approve a number of amendments to the Certificate of Incorporation. These amendments are set forth in proposals 4, 5 and 6 in this proxy statement, and set forth in Appendix A to this proxy statement is a form of the Third Amended & Restated Certificate of Incorporation that would be adopted should each of proposals 4, 5 and 6 be approved. However, none of these proposals is conditioned on or otherwise requires the approval of any other.
Background and Proposal
Currently, our Certificate of Incorporation provides that (i) the removal of any director from our Board (with or without cause), and (ii) the adoption, repeal, alteration or amendment of our By-laws, each requires the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding shares of all classes and series of capital stock of the Company entitled generally to vote in the election of directors of the Company. This is a higher approval threshold than is required for other stockholder action (other than for the election of directors) under our By-laws or under the default approval threshold provided by the Delaware General Corporation Law (the “DGCL”), which require the approval of only a majority of shares present in person or presented by proxy at the meeting and entitled to vote. Our Board has concluded that this voting threshold is unnecessarily high and should conform to the standard needed for stockholder action (other than for the election of directors) under our By-laws. The Board therefore recommends that these higher vote requirements be deleted from our Certificate of Incorporation so that the stockholder vote required to remove a director from our Board or to adopt, repeal, alter or amend our By-laws requires the same level of support from our stockholders as would be required for other stockholder action (other than for the election of directors), subject to higher vote standards required by law.
If this proposal is approved, the revised Articles V and VII of our Certificate of Incorporation will read as follows, with terms to be deleted shown ~~struck out~~.
Article V, Section 2(b):
Subject to the rights of the holders of any one or more series of Preferred Stock, ~~(i)~~ any director may be removed with or without cause ~~and (ii) the removal of any director, whether with or without cause, shall require the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote in the election of directors of the Corporation..~~

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Article VII
In furtherance and not in limitation of the powers conferred upon it by law, and subject to the rights of the holders of any outstanding series of Preferred Stock, the Board of Directors is expressly authorized to adopt, repeal, alter or amend the By-laws of the Corporation by the vote of a majority of the Board of Directors. ~~In addition to any requirements of law and any other provision of this Second Amended and Restated Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law), the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote in the election of directors of the Corporation, voting together as a single class, shall be required for stockholders to adopt, amend, alter or repeal any provision of the By-laws of the Corporation.~~
Additionally, the Board has recommended that our stockholders approve certain non-substantive changes to the Certificate of Incorporation, consisting of (1) the removal of obsolete references to “Series A Investors,” and their replacement with references to stockholders of the Company generally, in light of the conversion of all shares of our Series A preferred stock into shares of common stock as part of the successful completion of the Capital Structure Transformation Transactions in June 2023, (2) the removal of obsolete references to the Bankruptcy Code, following our Emergence in April 2021; and (3) updates to defined terms throughout to the confirm to the amendments described in this proposal.

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PROPOSAL FIVE—APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PROVIDE FOR OFFICER EXCULPATION TO THE EXTENT PERMITTED UNDER DELAWARE LAW
Board Recommendation
Our Board unanimously recommends a vote “FOR” the resolution to approve an amendment to our certificate of incorporation to provide for officer exculpation to the extent permitted under Delaware law.
The Amendment Proposals
As described above, the Board has recommended that stockholders approve a number of amendments to the Certificate of Incorporation. These amendments are set forth in proposals 4, 5 and 6 in this proxy statement, and set forth in Appendix A to this proxy statement is a form of the Third Amended & Restated Certificate of Incorporation that would be adopted should each of proposals 4, 5 and 6 be approved. However, none of these proposals is conditioned on or otherwise requires the approval of any other.
Background and Proposal
The State of Delaware, which is our state of incorporation, recently amended Section 102(b)(7) of the DGCL to permit the exculpation of officers in specified situations. Our Certificate of Incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.
As part of the Board’s ongoing evaluation of the corporate governance structures and practices of the Company, the Board considered the benefits and detriments of eliminating personal liability under these circumstances for our executive officers. The Board believes it is appropriate for the Company to extend exculpation to eligible officers. The nature of the roles of officers, like that of directors, often requires them to make decisions on crucial matters. Frequently, officers, like directors, must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower officers, like directors, to best exercise their business judgment in furtherance of stockholder interests. Moreover, failing to adopt the proposed amendment to extend exculpation to our officers could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer. The Board believes that this proposal would better position us to retain our current officers and attract new officers. Additionally, it would more closely align the protections for our officers with those protections currently afforded to our directors, and could potentially reduce future litigation costs and management distraction associated with frivolous lawsuits.
The exculpation provision would only apply to certain officers, namely a person who (during the course of conduct alleged to be wrongful) (i) is or was president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) is or was identified in the Company’s public filings with the SEC because such person is or was one of the most highly compensated executive officers of the Company; or (iii) has, by written agreement with the Company, consented to be identified as an officer for purposes of accepting service of process.

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Our stockholders should be aware that certain of our officers have interests in this proposal that may be different from, or in addition to, the interests of our stockholders more generally since those officers will receive the liability exculpation protections afforded by this proposal. Our Board was aware of these interests and considered them, among other matters, in reaching its decision to approve this proposal. The amendment reflected in this proposal was unanimously approved by our Board. This proposal is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.
If this proposal is approved, the revised Article VII, Section 2 of our Certificate of Incorporation will read as follows, with terms to be added shown in bold double underline.
To the fullest extent that the DGCL or any other law of the State of Delaware as it exists or as it may hereafter be amended permits the limitation or elimination of the liability of directors or officers, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer.

2024 Proxy Statement	73

PROPOSAL SIX—APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO CALL SPECIAL MEETINGS
Board Recommendation
Our Board unanimously recommends a vote “FOR” the resolution to approve an amendment to our Certificate of Incorporation to permit stockholders to call special meetings.
The Amendment Proposals
As described above, the Board has recommended that stockholders approve a number of amendments to the Certificate of Incorporation. These amendments are set forth in proposals 4, 5 and 6 in this proxy statement, and set forth in Appendix A to this proxy statement is a form of the Third Amended & Restated Certificate of Incorporation that would be adopted should each of proposals 4, 5 and 6 be approved. However, none of these proposals is conditioned on or otherwise requires the approval of any other.
Background and Proposal
Stockholders do not currently have the ability to request that we call a special meeting of stockholders. Instead, special meetings may only be called by our Board, the chairperson of our Board or our Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President). The Board has unanimously approved, and recommends that our stockholders approve, an amendment to our Certificate of Incorporation to enable the Corporate Secretary of the Corporation to call a special meeting pursuant to the By-laws. The Board intends to adopt, upon approval of this proposal by stockholders, amended By-Laws that will permit one or more holders of at least 25% of the voting power of all outstanding shares of the Company and who comply with the other applicable procedures and other requirements set forth in our By-laws to request that the Corporate Secretary call a special meeting of our stockholders.
The amendment is a result of the Board’s ongoing review of our corporate governance principles and stockholder input. In developing the amendment, the Board carefully considered the implications of amending our Certificate of Incorporation to allow stockholders to request that we call a special meeting. The Board recognizes that providing stockholders the ability to request that we call special meetings is now viewed as an important corporate governance practice. However, special meetings of the stockholders can cause us to incur substantial expenses and can be potentially disruptive to our business operations and to long-term stockholder interests if used improperly. The Board believes that the amendment along with the related By-laws that the Board intends to approve will help balance these considerations and will provide that special meetings do not become detrimental to the Company. This proposal does not impact the current power of the Non-Executive Chairperson of our Board or our Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) to call a special meeting, or the current power of our Board, who would continue to have the ability to call special meetings of stockholders in other instances when, in the exercise of their fiduciary obligations, they determine appropriate. Further, the Board will continue to maintain the Company’s existing governance mechanisms that afford management and the Board the ability to respond to proposals and concerns of all stockholders, regardless of level of ownership.
In determining to utilize a 25% beneficial ownership threshold, the Board considered, among other things, investor feedback, peer practices and our market capitalization. The Board believes that establishing the 25% beneficial ownership threshold strikes a reasonable balance between enhancing stockholder rights and protecting against the risk that a small minority of stockholders, including stockholders with special interests which may not be shared by the majority of our stockholders, could request that we call one or more special meetings that could result in unnecessary financial expense and disruption to our business.

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The proposed amendments to our By-laws also set forth certain other requirements that the Board believes are appropriate to ensure an orderly and informed meeting process and to avoid duplicative or unnecessary special meetings, including requirements for proof of beneficial ownership and other information that are similar to those in our advance notice by-laws, certain timing requirements and other provisions. Our Board believes that these requirements are important to protect the long-term interests of us and our stockholders by deterring abuse of the right to call a special meeting.
If the proposal is approved, the revised Article VI, Section 2 of our Certificate of Incorporation will read as follows, with terms to be deleted shown ~~struck out~~, and terms to be added shown in bold double underline.
Except as otherwise required by law and subject to the rights of the holders of any outstanding series of Preferred Stock and the requirements and procedures set forth in the By-laws of the Corporation, special meetings of stockholders of the Corporation may only be called by the affirmative vote of a majority of the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) of the Corporation, or by the ~~holders of a majority of the then outstanding Series A Shares (as defined in the Series A Investor Rights Agreement), for so long as Oaktree and Centerbridge beneficially own, in the aggregate, a majority of the then outstanding Series A Shares~~Secretary of the Corporation in the manner specified in the By-laws of the Corporation. Each special meeting shall be held at such date, time and place either within or without the State of Delaware, or by means of remote communication, as may be determined by the Board of Directors and as specified in the notice of meeting.
If this proposal is approved, the Board intends to adopt the related By-law amendments described above. The Board intends that these related By-law amendments would become effective contemporaneous with the effectiveness of the amendments to our Certificate of Incorporation, which will become effective at the time of filing with the Secretary of State of the State of Delaware.

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ADDITIONAL INFORMATION
Stockholder Proposals and Director Nominations
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to us in the form required by Rule 14a-8 at our principal executive offices, Z.A. La Pièce 16, Rolle, Switzerland 1180. Any proposal submitted pursuant to Rule 14a-8 must be received by us no later than the close of business (6:00 p.m. Central Europe Time) on December 12, 2024. We suggest that proponents submit their Rule 14a-8 proposals by certified mail, return receipt requested, addressed to our Corporate Secretary.
In addition, our By-laws establish an advance notice procedure with regard to director nominations and other proposals by stockholders that are not intended to be included in our proxy materials, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2025 annual meeting of stockholders, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be in writing and delivered to or mailed and received by our Corporate Secretary at our principal executive offices not later than February 24, 2025 and not before January 25, 2025. However, if the 2025 annual meeting of stockholders is more than 30 days earlier, or more than 60 days later, than the first anniversary of the Annual Meeting, notice must be so delivered or received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the date on which public disclosure of the date of such annual meeting was made. Our By-laws also specify requirements relating to the content of the notice that stockholders must provide in order for a director nomination or other proposal to be properly presented at the 2025 annual meeting of stockholders.
Our By-laws also provide for proxy access shareholder nominations of director candidates by eligible stockholders. For a director nominee to be included in the Company’s proxy statement for the 2025 annual meeting of stockholders, a notice of the nomination must be in writing and delivered to or mailed and received by our Corporate Secretary at our principal executive offices not later than December 12, 2024 and not before November 12, 2024. However, if the 2025 annual meeting of stockholders is more than 30 days earlier, or more than 60 days later, than the first anniversary of the Annual Meeting, notice must be so delivered or received not earlier than the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting and the 10th day following the date on which public disclosure of the date of such annual meeting was made. Our By-laws also specify additional requirements that must be met (including eligibility requirements applicable to any nominator and any nominee) in order for a director nomination to be included in the Company’s proxy statement for the 2025 annual meeting of stockholders. Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 2, 2025.
Householding of Annual Meeting Materials
The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, only one set of proxy materials is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. If a stockholder wishes to receive a separate copy of proxy materials, we will promptly deliver a separate copy to such stockholders that contact us by mail or telephone at Garrett Motion Inc., Z.A. La Pièce 16, 1180 Rolle, Switzerland, +41 21 695 30 00, Attention: Investor Relations. Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of proxy materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. Any stockholders of record sharing an address who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household in the future should also contact Investor Relations by mail or telephone as instructed above. Any stockholders sharing an address whose

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shares of common stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of proxy materials per household, should contact the bank, broker or other nominee to request that only one set of proxy materials be delivered in the future.
Other Matters
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
Solicitation of Proxies
The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. We have also engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies and provide related advice and informational support for a services fee of up to $15,000 and the reimbursement of customary disbursements.
In addition to the use of the mails, proxies may be solicited by personal interview, telephone and email by directors, officers and other employees of Garrett who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
We will furnish, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2023, including consolidated financial statements but not including exhibits, to each of our stockholders of record on April 2, 2024, and to each beneficial stockholder on that date upon written request made to: Corporate Secretary, Garrett Motion Inc., Z.A. La Pièce 16, Rolle, Switzerland 1180. A reasonable fee will be charged for copies of requested exhibits.
Whether or not you plan to attend the Annual Meeting electronically, we urge you to vote your shares via the toll-free telephone number or over the internet, as described in this proxy statement. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the annual meeting and will save us the expense of further solicitation.
By Order of the Board of Directors,

Olivier Rabiller
President and Chief Executive Officer
Rolle, Switzerland
April [ ], 2024

2024 Proxy Statement	77

ANNEX
Non-GAAP Financial Measures
This proxy statement includes Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow, which are financial measures not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures provided herein are adjusted for certain items as presented below and may not be directly comparable to similar measures used by other companies in our industry, as other companies may define such measures differently. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends. Our management believes that Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Free Cash Flow are important indicators of operating performance because they exclude the effects of income taxes and certain other items, as well as the effects of financing and investing activities by eliminating the effects of interest and depreciation expenses and therefore more closely measures our operational performance. These non-GAAP measures should be considered in addition to, and not as replacements for, each measure’s respective most closely comparable GAAP measure. For additional information with respect to our Consolidated Financial Statements, see our Annual Report on Form 10-K for the year ended December 31, 2023.
Reconciliation of Constant Currency Sales % Change
Year Ended December 31, 2023
Reported sales % change	8%
Less: foreign currency translation	0%
Constant currency sales % change	8%

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ANNEX
Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDA Margin
(Dollars in millions)	Year Ended December 31, 2023
Net income — GAAP	$261
Interest expense net of interest income	152
Tax expense	86
Depreciation	90
EBITDA	$589
Discounting costs on factoring	4
Non-operating income(2)	(6)
Foreign exchange loss (gain) on debt, net of related hedging loss (gain)	(1)
Stock compensation expense(2)	14
Repositioning costs	13
Capital structure transformation expenses(3)	22
Adjusted EBITDA	$635
Net sales	3,886
Net income margin	6.7%
Adjusted EBITDA margin	16.3%
(1)
The adjustment for non-operating income reflects the non-service component of net periodic pension income and other income that are non-recurring or not considered directly related to the Company’s operations.

(2)	Stock compensation expense includes only non-cash expenses.
(3)
Includes the loss on remeasurement of the agreements to repurchase shares of the Company’s Series A Preferred Stock from certain of the Company’s investors in connection with the Company’s capital structure transformation transactions, as well as third-party legal and advisory fees that are directly attributable to such transactions.

Reconciliation of Net Cash Used for Operating Activities to Adjusted Free Cash Flow
(Dollars in millions)	Year Ended December 31, 2023
Net cash provided from operating activities	$465
Expenditures for property, plant and equipment	(83)
Capital structure transformation expenses	8
Cash payments for repositioning	11
Proceeds from cross currency swap contracts	19
Factoring and P-notes	2
Adjusted Free Cash Flow	$422

2024 Proxy Statement	79

~~SECOND~~THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GARRETT MOTION INC.
~~April 30~~May 29, ~~2021~~2024
GARRETT MOTION INC., a corporation organized and existing under the laws of the State of Delaware, DOES HEREBY CERTIFY AS FOLLOWS:
1. The name of the corporation is Garrett Motion Inc. The original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on March 14, 2018 under the name Garrett Transportation Systems Inc. ~~An~~, an Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 28, 2018, effective as of October 1, 2018 ~~(the “~~, and a Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 30, 2021 (the “Second Amended and Restated Certificate of Incorporation”).
2. This ~~Second~~Third Amended and Restated Certificate of Incorporation has been duly executed and acknowledged by the undersigned, Jerome P. Maironi, Senior Vice President, General Counsel and Corporate Secretary of the corporation, pursuant to Section 103 of the General Corporation Law of the State of Delaware (the “DGCL”) and duly adopted in accordance with Sections 242~~,~~ and 245 ~~and 303~~ of the DGCL and ~~that certain Debtors’ Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Plan”) entered in the cases under chapter 11 of title 11 of the United States Code of Garrett Motion Inc. et al. in the United States Bankruptcy Court for the Southern District of New York, Case No. 20-12212 and~~ shall be effective upon filing with the Secretary of State of the State of Delaware.
3. The Second Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:
ARTICLE I
The name of the corporation (hereinafter called the “Corporation”) is Garrett Motion Inc.
ARTICLE II
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of the Corporation’s registered agent at such address is Corporation Service Company.
ARTICLE III
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
ARTICLE IV
SECTION 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 2,200,000,000 shares of capital stock, consisting of (1) 1,200,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”), and (2) 1,000,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”). The number of authorized shares of either the Preferred Stock or the Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in the combined voting power of the then outstanding shares of all classes and series of capital stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), voting as a single class, and, unless otherwise provided in any certificate of designation setting forth the terms of a series of Preferred Stock (each a “Certificate of Designation”), no vote of the holders of either the Preferred Stock or the Common Stock voting separately as a class shall be required therefor.

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SECTION 2. (a) The Board of Directors of the Corporation (the “Board of Directors”) is hereby expressly authorized, by resolution or resolutions and without stockholder approval, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.
(b) For all purposes, this ~~Second~~Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) shall be subject to and shall be deemed to include the terms and conditions of each ~~certificate of designations (if any) setting forth the terms of a series of Preferred Stock (each, a “Certificate of Designations”)~~Certificate of Designation (if any), and all references to this ~~Second Amended and Restated~~ Certificate of Incorporation shall be deemed to include a reference to each such Certificate of ~~Designations~~Designation. In the event of a conflict between the terms of this ~~Second Amended and Restated~~ Certificate of Incorporation and any Certificate of ~~Designations~~Designation, the terms of the applicable Certificate of ~~Designations~~Designation shall be incorporated by reference and substituted for the inconsistent provision of ~~the Second Amended and Restated~~this Certificate of Incorporation so as to eliminate any inconsistency.
SECTION 3. (a) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this ~~Second Amended and Restated~~ Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this ~~Second Amended and Restated~~ Certificate of Incorporation, the DGCL, or a Certificate of ~~Designations setting forth the terms of such series of Preferred Stock~~Designation.
(b) Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted to such holders by this ~~Second Amended and Restated~~ Certificate of Incorporation, including pursuant to any Certificate of ~~Designations~~Designation setting forth the terms of such series of Preferred Stock.
(c) Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors in its discretion shall determine.
(d) Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of the Common Stock, as such, shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them. For the avoidance of doubt, a dissolution, liquidation or winding up shall not be deemed to be occasioned by or to include, without limitation, any voluntary consolidation, reorganization, conversion or merger of the Corporation with or into any other corporation or entity or other corporation or entities or a sale, lease, transfer, exchange or conveyance of all or a part of the Corporation’s assets.
(e) Shares of Common Stock shall not entitle any holder thereof to any pre-emptive, subscription, redemption or conversion rights.
SECTION 4. The Corporation shall not issue nonvoting equity securities; provided, however, that the foregoing restriction ~~shall (i) have no further force and effect beyond that required under Section 1123(a)(6) of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”), (ii) only have such force and effect for so long as Section 1123 of the Bankruptcy Code is in effect and applicable to the Corporation and (iii) in all events~~ may be amended or eliminated in accordance with applicable law as from time to time may be in effect~~. The prohibition on the issuance of nonvoting equity securities is included in this Second Amended and~~

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~~Restated Certificate of Incorporation in compliance with Section 1123(a)(6) of the Bankruptcy Code; provided, that the foregoing~~ and shall not in any way restrict or prevent the issuance of any shares of ~~Series B~~ Preferred Stock ~~(as defined in the Series A Investor Rights Agreement)~~ regardless of any voting rights granted thereto.
ARTICLE V
SECTION 1. (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise fixed pursuant to the terms of any outstanding series of Preferred Stock pursuant to this ~~Second Amended and Restated~~ Certificate of Incorporation, the number of directors of the Corporation shall be fixed from time to time by the Board of Directors.
(b) The directors, other than those who may be elected by the holders of any series of Preferred Stock voting separately pursuant to this ~~Second Amended and Restated~~ Certificate of Incorporation, shall be elected by the stockholders entitled to vote thereon at each annual meeting of the stockholders. Each director shall be elected annually and shall hold office until the next annual meeting of stockholders and until his or her respective successor shall have been duly elected and qualified or until his or her earlier resignation or removal. The election of directors need not be by written ballot.
SECTION 2. (a) Except as otherwise provided for or fixed by or pursuant to the provisions of this ~~Second Amended and Restated~~ Certificate of Incorporation relating to the rights of the holders of any outstanding series of Preferred Stock, including in any ~~certificate of designation setting forth the terms of such series of Preferred Stock~~Certificate of Designation, and subject to the rights of the ~~Series A~~ Investors under the Series A Investor Rights Agreement, any newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall only be filled by the Board of Directors by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors or by a sole remaining director. Any director elected in accordance with the first sentence of this Section 2 shall hold office for a term that shall coincide with the remaining term of such director and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation or removal.
(b) Subject to the rights of the holders of any one or more series of Preferred Stock, ~~(i)~~ any director may be removed with or without cause ~~and (ii) the removal of any director, whether with or without cause, shall require the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote in the election of directors of the Corporation.~~.
(c) For purposes of this ~~Second Amended and Restated Certificate~~ of Incorporation:
“Affiliate” shall mean with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person.
“Beneficially own” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.
“Centerbridge” shall mean Centerbridge Credit Partners Master, L.P.~~,~~ and Centerbridge Special Credit Partners III-Flex, L.P.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Investor” shall mean any Person, other than the Corporation, that, from time to time, is a party to the Series A Investor Rights Agreement ~~or a holder of the Series B Preferred Stock~~.
“Oaktree” shall mean OCM Opps GTM Holdings, LLC, Oaktree Value Opportunities Fund Holdings, L.P., Oaktree Phoenix Investment Fund, L.P.~~,~~ and Oaktree Opportunities Fund Xb Holdings (Delaware), L.P.
“Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.
~~“Series A Investor” shall mean any Person, other than the Corporation, that, from time to time, is a party to the Series A Investor Rights Agreement.~~

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“Series A Investor Rights Agreement” shall mean that certain Series A Investor Rights Agreement, dated as of April 30, 2021, by and among the Corporation, Centerbridge, Oaktree and the additional parties thereto, as it may be amended, amended and restated or otherwise modified from time to time, including by (i) that certain Transaction Agreement, dated April 12, 2023, by and among the Corporation and Centerbridge, and (ii) that certain Transaction Agreement, dated April 12, 2023, by and among the Corporation and Oaktree.
~~“Transition Date” shall mean the first date on which either Centerbridge or Oaktree ceases to have the right to designate two (2) individuals for election to the Board of Directors.~~
ARTICLE VI
SECTION 1. ~~Prior to the Transition Date, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted so long as the Board of Directors has unanimously recommended that the stockholders of the Corporation take such action. On and after the Transition Date, and subject~~Subject to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the holders of any class or series of stock of the Corporation may be taken only upon the vote of stockholders at annual or special meetings duly called and may not be taken by written consent of the stockholders.
SECTION 2. Except as otherwise required by law and subject to the rights of the holders of any outstanding series of Preferred Stock and the requirements and procedures set forth in the By-laws of the Corporation, special meetings of stockholders of the Corporation may only be called by the affirmative vote of a majority of the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) of the Corporation, or by the ~~holders of a majority of the then outstanding Series A Shares (as defined in the Series A Investor Rights Agreement), for so long as Oaktree and Centerbridge beneficially own, in the aggregate, a majority of the then outstanding Series A Shares~~Secretary of the Corporation in the manner specified in the By-laws of the Corporation. Each special meeting shall be held at such date, time and place either within or without the State of Delaware, or by means of remote communication, as may be determined by the Board of Directors and as specified in the notice of meeting.
ARTICLE VII
In furtherance and not in limitation of the powers conferred upon it by law, and subject to the rights of the holders of any outstanding series of Preferred Stock, the Board of Directors is expressly authorized to adopt, repeal, alter or amend the By-laws of the Corporation by the vote of a majority of the Board of Directors. ~~In addition to any requirements of law and any other provision of this Second Amended and Restated Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law), the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote in the election of directors of the Corporation, voting together as a single class, shall be required for stockholders to adopt, amend, alter or repeal any provision of the By-laws of the Corporation.~~
ARTICLE VIII
SECTION 1. To the fullest extent that the DGCL or any other law of the State of Delaware as it exists or as it may hereafter be amended permits the limitation or elimination of the liability of directors or officers, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer.
SECTION 2. To the fullest extent that the DGCL or any other law of the State of Delaware as it exists or as it may hereafter be amended permits, including to the extent that such law or amendment permits the

2024 Proxy Statement	83

Corporation to provide broader indemnification rights than permitted prior to such law or amendment, the Corporation may provide indemnification of (and advancement of expenses to) its current and former directors, officers and agents (and any other persons to which the DGCL permits the Corporation to provide indemnification) through By-law provisions, agreements with such agents or other persons, votes of stockholders or disinterested directors or otherwise.
SECTION 3. No amendment to or repeal of any Section of this Article VIII, nor the adoption of any provision of this ~~Second Amended and Restated~~ Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any action or proceeding accruing or arising, prior to such amendment, repeal or adoption of an inconsistent provision.
ARTICLE IX
SECTION 1. None of (i) the Investors or any of their respective Affiliates or (ii) any director who is not an employee of the Corporation or any of his or her respective Affiliates (the Persons identified in (i) and (ii) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (1) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages or proposes to engage or (2) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Article IX, Section 2. Subject to said Article IX, Section 2, in the event that any Identified Person acquires knowledge of a potential transaction or other matter or business opportunity which may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by law, have no fiduciary duty or other duty (contractual or otherwise) to communicate, present or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty or other duty (contractual or otherwise) as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, offers or directs such corporate opportunity to another Person, or does not present such corporate opportunity to the Corporation or any of its Affiliates.
SECTION 2. The Corporation does not renounce its interest in any corporate opportunity offered to any director if such corporate opportunity is expressly offered to such person in writing solely in his or her capacity as a director or officer of the Corporation, and the provisions of Article IX, Section 1 shall not apply to any such corporate opportunity.
A potential business opportunity shall not be deemed to be a corporate opportunity for the Corporation if it is a business opportunity that (i) the Corporation is not financially able to undertake, or (ii) from its nature, is not in the line of the Corporation’s business.
SECTION 3. For purposes of this Article IX only, “Affiliate” shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the Investors.
SECTION 4. To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX. Neither the alteration, amendment, addition to or repeal of this Article IX, nor the adoption of any provision of this ~~Second Amended and Restated~~ Certificate of Incorporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article IX, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption.

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ARTICLE X
Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (1) (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL (or any successor provision thereto) or as to which the DGCL (or any successor provision thereto) confers jurisdiction on the Court of Chancery of the State of Delaware, (d) any action asserting a claim governed by the internal affairs doctrine or (e) any other action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL, shall be the Court of Chancery of the State of Delaware, in all cases to the fullest extent permitted by law, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, any other state or federal court located within the State of Delaware and (2) any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, shall be the federal district courts of the United States (the “Federal Courts”). If any action, the subject matter of which is within the scope of the first sentence of this Article X, is filed in a court other than the Court of Chancery of the State of Delaware or the Federal Courts, as applicable (a “Foreign Action), in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware or the Federal Courts, as applicable, in connection with any action brought in any such court to enforce the first sentence of this Article X and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. To the fullest extent permitted by law, any Person purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X.
ARTICLE XI
The Corporation is to have perpetual existence.
ARTICLE XII
If any provision (or any part thereof) of this ~~Second Amended and Restated~~ Certificate of Incorporation shall be held invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this ~~Second Amended and Restated~~ Certificate of Incorporation (including, without limitation, each portion of any section of this ~~Second Amended and Restated~~ Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this ~~Second Amended and Restated~~ Certificate of Incorporation (including, without limitation, each such portion of any section containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.

2024 Proxy Statement	85

Turbo & Hybrid Technology

Zero Emission

Garrett
ADVANCING MOTION

GARRETT MOTION INC.
LA PIÈCE 16
ROLLE
SWITZERLAND 1180

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 28, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GTX2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 28, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V40149-P08880 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GARRETT MOTION INC.

The Board of Directors recommends you vote FOR each of the following nominees:

Nominees:	For	Against	Abstain
1a. Daniel Ninivaggi	☐	☐	☐
1b. Paul Camuti	☐	☐	☐
1c. Joachim Drees	☐	☐	☐
1d. Kevin Mahony	☐	☐	☐
1e. D'aun Norman	☐	☐	☐
1f. Olivier Rabiller	☐	☐	☐
1g. Robert Shanks	☐	☐	☐
1h. Julia Steyn	☐	☐	☐
1i. Steven Tesoriere	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V40150-P08880

GARRETT MOTION INC.
Annual Meeting of Stockholders
May 29, 2024 8:30 AM Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Olivier Rabiller and Jérôme Maironi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of voting stock of Garrett Motion Inc. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM Eastern Time on May 29, 2024, virtually at www.virtualshareholdermeeting.com/GTX2024 and any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are further authorized to vote (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (z) on such other business as may properly come before the Annual Meeting or at any adjournments, continuations, or postponements thereof.

Continued and to be signed on reverse side